UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust
 (Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 697-6666

Date of fiscal year end:  3/31/16

Date of reporting period:  3/31/16

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report March 31, 2016

Aquila Churchill Tax-Free Fund of Kentucky “The Importance of Infrastructure” Serving Kentucky investors since 1987

May, 2016

Dear Fellow Shareholder:

For nearly three decades we have sought to give you as comprehensive a picture of your Fund as possible by highlighting, in each report letter, a topic we believe you will find of interest.

This year’s focus will be upon benefits not only to you, as individual shareholders, but also to the overall quality of life in Kentucky – infrastructure development and enhancement.

More than likely, when you decided to invest in Aquila Churchill Tax-Free Fund of Kentucky, you were seeking double tax-free income and capital preservation - the two components of your Fund’s investment objective.

The benefit you may not have considered -- when you invested in the Fund -- was that Aquila Churchill Tax-Free Fund of Kentucky would not only provide you with tax-free income, but it would also provide benefits to others within your community and throughout Kentucky. These broader benefits are derived from the fact that municipal bonds, such as those in which your Fund invests, serve as the primary source of funding for our infrastructure.

While infrastructure is a relatively vague term, it is, in fact, vital to our economy. Infrastructure comprises the fundamental structures, systems and facilities that serve our nation and local communities and enable our economy to function smoothly. When you translate the word “infrastructure” into such commonly used words as roads, bridges, water facilities, pollution control, airports, schools, hospitals and fire and police stations, then you begin to more fully appreciate its significance.

We oftentimes take for granted a broad variety of public projects, fully expecting them to be there, day after day and year after year. We never really think about the fact that they might not be available were it not for municipal bond financing.

These projects and facilities are not the kind of items which are expendable or used up in a year or so and which towns and cities put in their yearly operating budgets. Rather, because they are there for the longer-term convenience, economic development and quality of life of the citizens of the community, they are rightfully financed by intermediate to long-term municipal obligations.

Your money invested in Aquila Churchill Tax-Free Fund of Kentucky goes toward buying those municipal bonds, which in turn finance these long-term facilities and projects from which we all benefit.

NOT A PART OF THE ANNUAL REPORT

Given the criticality of infrastructure to our daily needs and our overall economy, it is important to not only maintain our current infrastructure but to enhance it in anticipation of future population growth. So, for example, by maintaining and enhancing our roadways, we can improve traffic flow and reduce consumption of fuel. Furthermore, by maintaining and enhancing our infrastructure, we can hopefully avoid future crises that could result from decrepit infrastructure.

A number of organizations have commented upon or assessed the state of our nation’s infrastructure. One such group is the American Society of Civil Engineers (“ASCE”), the oldest national engineering society in the U.S.

Every four years, ASCE publishes a comprehensive assessment – a report card – of the nation’s major infrastructure. The most recent 2013 report gives an overall grade of D+. This was a slight improvement over the 2009 overall grade of D, which is defined as poor: at risk, with many elements approaching the end of their service life. The report also provides grades across 16 categories, including roads, bridges, dams, drinking water, wastewater, schools, inland waterways, rail and ports, taking into consideration such factors as capacity, condition, future need and public safety.

Now, some might view this type of report with skepticism. For example, is it really appropriate to rate old infrastructure using current health and safety standards that are significantly different from those that existed when much of our infrastructure was originally built? And, clearly there is the potential for conflicts of interest with a report written by engineers on matters which may impact their livelihood.

At the same time, such reports can be useful in that they may serve as a wake-up call or reminder to us all. Similar reports of note include

•	a60 Minutes report entitled “Falling Apart: America’s Neglected Infrastructure;”

•	Move: Putting America’s Infrastructure Back in the Lead by Rosabeth Moss Kanter of Harvard Business School;

•	The Road Taken: The History and Future of America’s Infrastructure by Duke University’s Henry Petrowski; and,

•	It’s Time for States to Invest in Infrastructure by the Center on Budget and Policy Priorities.

As the population and economy of Kentucky grow, new and additional municipal projects are needed for the benefit of the citizens of Kentucky and the various communities throughout the state. Without prioritization of infrastructure needs, conditions could very well deteriorate and, ultimately, this could place a drag on our economy.

These projects include a whole array of useful public purpose works and are financed through municipal bond investments, such as your investments in the Fund. In essence, your money has helped pay for that new road, airport, school, etc. that you and your neighbors now depend upon and enjoy.

Just as the needs of Kentucky are many and varied, so, too, are the securities that make up Aquila Churchill Tax-Free Fund of Kentucky’s portfolio of investments. You might be interested to know that included in the Fund’s March 31, 2016 portfolio were 170 separate municipal issues representing participation in many of Kentucky’s major municipal projects throughout the state. So, as an investor in Aquila Churchill Tax-Free Fund of Kentucky, you can take pride in knowing that you are playing a vital role and a very real part in maintaining, and enhancing, the quality of life for your family, friends, neighbors and future generations of Kentuckians.

NOT A PART OF THE ANNUAL REPORT

In summary, we are very proud of the fact that Aquila Churchill Tax-Free Fund of Kentucky has, in our view, not only met its investment objective of providing you with as high a level of tax-free income as is consistent with preservation of capital, but that your Fund has also served thousands of residents and local projects very well over the years through its support of Kentucky’s vital infrastructure.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Churchill Tax-Free Fund of Kentucky ANNUAL REPORT Management Discussion Serving Kentucky investors since 1987

As we look back over the past twelve months, we have a sense of “déjà vu”. At this time last year, we talked of modest domestic economic growth, the impact of low interest rates around the world, and whether or not the Federal Reserve (the “Fed”) would increase interest rates. All three of these topics are relevant today with the continuation of low energy prices, subdued inflation and a range-bound fixed income market.

Once again, interest rates as measured by the bell-weather ten year Treasury yield finished lower at our fiscal year end than twelve months previously. On March 31, 2016 the ten-year Treasury closed at a yield of 1.77%, slightly lower than the 1.92% of March 31, 2015. For most of 2015, yields traded in a range of 2% to 2.30% and as high as 2.48% in early June, 2015. Starting in 2016, however, yields fell to a low of 1.66% in mid-February before backing up slightly to the March 31 fiscal year-end for Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) level of 1.77%. The current lackluster U.S. economic forecast along with global economic weakness, is putting pressure on the Federal Reserve, which could result in continued low rates for the foreseeable future.

Municipals mimicked the direction of the Treasury market but within a tighter range. Ten year AAA municipal yields traded in a range of 2% to 2.30% for most of 2015 before following Treasury yields lower to 1.75% as of March 31, 2016, down slightly from the 2% level at the start of the fiscal year.

Fund Performance

Over the twelve months ended March 31, 2016, Aquila Churchill Tax-Free Fund of Kentucky has maintained a shorter duration than the Barclays Capital Quality Intermediate Bond Index (the “Index”).

		Total Return 1 year

Aquila Churchill Tax-Free
Fund of Kentucky
Class A shares at net asset value (“NAV”)		2.75%
Class Y shares		2.92%
Barclays Capital Quality
Intermediate Municipal Bond Index		3.16%

	Modified Duration	Option Adjusted (Effective) Duration
Aquila Churchill Tax-Free
Fund of Kentucky	3.67 yrs.	4.25 yrs.
Barclays Capital Quality
Intermediate Municipal Bond Index	4.27 yrs.	4.35 yrs.

1 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Over the reporting period, the Fund underperformed the Barclays Capital Quality Index. Contributing to the underperformance was the shorter duration illustrated above, which the portfolio retained during a rallying bond market. Our expectation was that the Federal Reserve would raise interest rates, and that as rates rose a shorter duration would be beneficial. Additional contributors to underperformance were downgrades by S&P of several Kentucky issues over the past twelve months, including Kentucky Turnpikes in June 2015, State of Kentucky in September, 2015 and Kentucky Turnpikes again in March, 2016. Credit spreads on Kentucky paper widened in the market as a result of these downgrades.

Municipal Market

Municipal issuance continued to be strong over the past year. On a calendar year basis, issuance nationally equaled almost $398 billion, a 17% increase from 2014, and the largest issuance year since $431 billion in 2010. Our local municipalities continued a trend of refinancing debt (called refundings) to reduce debt costs and to improve balance sheets. In Kentucky, issuance equaled $4.2 billion in 2015 versus $2.8 billion in 2014. In Kentucky, overall municipal supply for calendar year 2015 grew 52%. During the first quarter of 2016, supply has grown at a 20% rate.

A favorite measure of value for municipals, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury bond of similar maturity) normalized somewhat during the past twelve months. As of March 31, 2016, the ratios stood at 88%, 95%, 97%, 101% and 103% for the 5, 10, 15, 20 and 30 year comparisons respectively. The ratios continue to show the attractiveness of municipals, but the sector has lost some of the “cheapness” exhibited in previous years.

During the coming year, we will continue to monitor the creditworthiness of several pockets within the municipal sector for any possible spillover impact to our local fund. In particular, Puerto Rico continues to experience serious payment problems from several years of fiscal mismanagement. Also, Illinois suffers from substantial underfunded pension obligations and is at a political impasse in reaching a solution. Please rest assured that your Fund does not hold bonds issued by either Puerto Rico or Illinois.

U.S. Economy

Finally, in December, the Federal Reserve increased the Fed Funds target by a quarter of 1%. That marked the first “tightening” move by the Fed since June, 2006.

Current consensus forecasts have U.S. gross domestic product (“GDP”) growth at a modest 2% with inflation remaining subdued in the 1.5% range. Job growth is expected to continue with the unemployment rate possibly reaching 4.5%. With such numbers, we believe the Federal Reserve will increase the Fed Funds rate once if not twice before 2016 ends. However, we do not believe an increase will have much impact on the yield of longer maturities. Global economic growth continues to struggle with Japan barely above 0% growth, China slowing, and the possibility of Great Britain exiting the European Union, all contributing to lower rates around the world versus U.S. domestic rates. Lower world rates will continue to put pressure on U.S. rates, and probably keep the ten-year Treasury yield in the range of 1.80% to 2.10% that we’ve seen over the past three months.

2 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Kentucky State Economy

Through the first eight months of the state’s fiscal year, ending 2/29/16, revenue grew at a 4.3% rate. This eclipses the budgeted 3.2% forecast and should provide additional budgetary leeway going forward.

The continuing shortfall in the Road Fund, down 5.2% in the fiscal year to date, contributed to the two S&P rating downgrades over the last 9 months.

Coal severance tax revenue continues to decline, and over the eight month period was down 30%.

Job growth has been slow, growing at 1.4% through the end of January while the overall jobless rate stood at 5.8%. The state continues to lose jobs in mining, information technology and government.

Currently, the national credit rating agencies have designated the outlook for Kentucky as “stable”. At the time of this writing, the political climate has been difficult, as the Democratic House was blocking a budget resolution, and refused to cut education spending by 9%, as proposed by the Republican governor. The Governor proposed the reduction in an attempt to contribute revenue to the underfunded pension system. We were concerned that a continued budget impasse could lead to further downgrades in the event that the underfunding were not to be addressed.

Outlook and Strategy

During the past year we have sought to maintain a shorter duration and current income, while at the same time enduring a market rally and escalating bond refunding. Pertinent Fund characteristics at the recent and prior fiscal year ends are as follows:

	March 2015	March 2016
Weighted Average Maturity	10.14 yrs.	9.74 yrs.
Effective Maturity	4.26 yrs.	4.26 yrs.
Option Adjusted (Effective) Duration	4.27 yrs.	4.25 yrs.
Modified Duration	3.64 yrs.	3.67 yrs.
Annual Dividend (Class A)	$0.3304	$0.3234
Annual Dividend (Class Y)	$0.3470	$0.3416

We have purchased bonds in the 15-20 year maturity range while holding duration and average maturity at roughly the same levels, and retaining some stability in the annual dividend rate. Pre-refunded issues, as a percentage of the portfolio, have increased to 17.4% from 10.8%.

Looking forward, we intend to hold the pre-refunded paper until maturity, re-deploying proceeds in 15-20 year maturities. In the current low-rate environment, we expect to see continued refunding.

3 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

With the Federal Reserve generally expected to raise rates in the future, and Kentucky’s credit rating in a state of flux, we anticipate that our strategy of holding pre-refunded bonds and redeploying the proceeds of maturing bonds into 15-20 year maturities should help reduce volatility while providing current income to Fund shareholders.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely a ected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be a ected significantly by adverse economic, political or other events a ecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Churchill Tax-Free Fund of Kentucky

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky for the 10-year period ended March 31, 2016 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2016
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	(1.32)%	3.58%	3.69%	5.29%
Without Sales Charge	2.75	4.43	4.12	5.43
Class C since 4/01/96
With CDSC*	0.86	3.55	3.24	3.59
Without CDSC	1.88	3.55	3.24	3.59
Class I since 8/06/01
No Sales Charge	2.61	4.27	3.97	4.01
Class Y since 4/01/96
No Sales Charge	2.92	4.59	4.27	4.63
Barclays Capital Index	3.16	4.07	4.48	5.48	(Class A)
				4.41	(Class C & Y)
				4.37	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (AMT). Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

5 | Aquila Churchill Tax-Free Fund of Kentucky

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Churchill Tax-Free Fund of Kentucky:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Churchill Tax-Free Fund of Kentucky as of March 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the three month period ended March 31, 2013 and each of the two years in the period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Churchill Tax-Free Fund of Kentucky as of March 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2016

6 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (4.2%)	(unaudited)	Value

	Henderson County, Kentucky
$330,000	3.000%, 11/01/20	Aa3/NR/NR	$349,691
	Lexington-Fayette Urban County,
	Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	4,021,488
4,175,000	4.250%, 05/01/23 NPFG Insured	Aa2/AA/NR	4,260,462
	Warren County, Kentucky, Unlimited Tax
615,000	4.000%, 06/01/25	Aa2/AA-/NR	685,172
635,000	4.000%, 06/01/26	Aa2/AA-/NR	702,488
660,000	4.000%, 06/01/27	Aa2/AA-/NR	725,023
	Total General Obligation Bonds		10,744,324

	Revenue Bonds (77.2%)

	State Agency (19.9%)

	Kentucky Asset & Liability Commission
	Federal Highway Notes
1,000,000	5.000%, 09/01/22 Series A	A2/AA/A+	1,148,660
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,433,020
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,420,740
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,221,490
	Kentucky Economic Development Finance
	Authority Louisville Arena Project
2,500,000	5.750%, 12/01/28 AGC Insured	A3/AA/NR	2,676,450
	Kentucky Higher Education Student Loan
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	451,612
1,490,000	3.750%, 06/01/26 Senior Series A AMT	NR/A/A	1,511,218
	Kentucky Rural Water Finance Corp. .
355,000	4.600%, 02/01/25	NR/A+/NR	376,751
205,000	4.250%, 08/01/19 NPFG Insured	A3/AA-/NR	207,142
210,000	4.250%, 08/01/20 NPFG Insured	A3/AA-/NR	212,186
200,000	4.375%, 08/01/22 NPFG Insured	A3/AA-/NR	202,150
240,000	4.500%, 08/01/23 NPFG Insured	A3/AA-/NR	242,755
255,000	4.500%, 08/01/24 NPFG Insured	A3/AA-/NR	257,920
290,000	4.500%, 08/01/27 NPFG Insured	A3/AA-/NR	293,233
245,000	4.600%, 08/01/28 NPFG Insured	A3/AA-/NR	247,697
315,000	4.625%, 08/01/29 NPFG Insured	A3/AA-/NR	318,361
375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	401,452
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	326,658

7 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	State Agency (continued)
	Kentucky Rural Water Finance Corp.
	(continued)
$435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	$475,816
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	488,385
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	496,578
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	521,100
	Kentucky State Office Building COP
1,640,000	5.000%, 06/15/34	Aa3/NR/NR	1,919,030
	Kentucky State Property and Buildings
	Commission
1,020,000	5.000%, 11/01/20	Aa3/A/A+	1,120,878
1,375,000	5.375%, 11/01/23	Aa3/A/A+	1,523,665
1,000,000	5.000%, 10/01/25	Aa3/A/A+	1,206,920
750,000	5.500%, 11/01/28	Aa3/A/A+	832,650
2,800,000	5.250%, 02/01/28 AGC Insured	Aa3/AA/A+	3,116,176
2,500,000	5.000%, 02/01/29 AGC Insured	Aa3/AA/A+	2,752,525
2,820,000	5.750%, 04/01/24 Project 91	A1/A/A	3,078,425
2,625,000	5.750%, 04/01/29 Project 91	A1/A/A	2,862,851
625,000	4.000%, 04/01/26 Project 105	A1/A/A	688,987
655,000	4.000%, 04/01/27 Project 105	A1/A/A	718,083
1,500,000	5.000%, 10/01/29 Project 106	Aa3/A/A+	1,768,110
3,000,000	5.000%, 08/01/33 Project 108	Aa3/A/A+	3,479,370
5,000,000	5.000%, 08/01/32 Project 110	Aa3/A/A+	5,825,450
2,500,000	5.000%, 02/01/31 Project 112	Aa3/A/A+	2,929,500
	Total State Agency		50,753,994

	Airports (5.8%)
	Kenton County, Kentucky Airport Board
	Airport Revenue
1,300,000	5.000%, 03/01/23 NPFG Insured AMT	A2/AA-/A-	1,304,277
	Lexington-Fayette Urban County Airport
	Board, Kentucky
1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	1,836,300
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	471,328
1,350,000	5.000%, 07/01/30 2012 Series A AMT	Aa2/AA/NR	1,587,263
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	879,893
	Louisville, Kentucky Regional Airport
	Authority
2,070,000	5.000%, 07/01/23 AMT	NR/A+/A+	2,488,057

8 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Airports (continued)
	Louisville, Kentucky Regional Airport
	Authority (continued)
$2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	$2,774,376
2,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	3,409,528
	Total Airports		14,751,022

	Higher Education (5.1%)
	Boyle County, Kentucky College Refunding
	& Improvement
1,035,000	4.500%, 06/01/22 AGC Insured	A3/AA/NR	1,075,282
200,000	4.625%, 06/01/24 AGC Insured	A3/AA/NR	208,024
	Eastern Kentucky University General
	Receipts
1,250,000	4.000%, 10/01/27	Aa3/A/NR	1,356,300
870,000	4.500%, 04/01/32 Series A	Aa3/NR/NR	994,245
	Lexington-Fayette, Kentucky Urban County
	Government Transylvania University
	Project
1,390,000	4.500%, 03/01/29	NR/A-/NR	1,533,101
	Morehead State University, Kentucky
	General Receipts
1,000,000	5.000%, 04/01/29 Series A	Aa3/NR/NR	1,209,990
1,000,000	4.000%, 04/01/31 Series A	Aa3/NR/NR	1,105,660
	Murray State University Project, Kentucky
	General Receipts
1,850,000	4.500%, 03/01/30 Series A	Aa3/NR/NR	2,096,328
	University of Kentucky General Receipts
2,000,000	4.000%, 04/01/33	Aa2/AA/NR	2,171,340
	University of Louisville, Kentucky General
	Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	Aa3/AA-/NR	1,167,480
	Total Higher Education		12,917,750

	Hospital (14.9%)
	City of Ashland, Kentucky, Medical Center
	(Ashland Hospital Corp.)
2,000,000	5.000%, 02/01/22 Series B	Baa2/BBB/A-	2,181,880
2,535,000	5.000%, 02/01/23 Series B	Baa2/BBB/A-	2,752,021

9 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Hardin County, Kentucky, Hardin Memorial
	Hospital
$735,000	5.500%, 08/01/22 AGMC Insured	A2/AA/NR	$881,728
675,000	5.500%, 08/01/23 AGMC Insured	A2/AA/NR	822,818
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	597,000
	Kentucky Economic Development Finance
	Authority, Baptist Healthcare System
4,795,000	5.375%, 08/15/24	A3/NR/A+	5,232,544
	Kentucky Economic Development Finance
	Authority, Catholic Health
500,000	2.700%, 05/01/39 Series B	A2/A/A+	519,250
	Kentucky Economic Development Finance
	Authority, Kings Daughter Medical Center
1,000,000	5.000%, 02/01/30	Baa2/BBB/A-	1,055,010
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Health System,
	Norton Healthcare, Inc.
6,980,000	5.000%, 10/01/26	NR/A-/A-	7,133,839
1,100,000	5.000%, 10/01/30	NR/A-/A-	1,122,165
	Louisville & Jefferson County, Kentucky
	Metropolitan Government, Louisville
	Medical Center, Laundry Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/A-/NR	772,854
	Louisville & Jefferson County, Kentucky
	Metropolitan Government,
	Louisville Medical Center, Steam &
	Chilled Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/A-/NR	1,036,631
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Revenue
	Refunding, Catholic Health Initiatives
1,000,000	5.000%, 12/01/30	A2/A/A+	1,133,240
	Louisville & Jefferson County, Kentucky
	Metropolitan Government, Catholic
	Health Initiatives
2,365,000	5.000%, 12/01/35 Series 2012A	A2/A/A+	2,624,748
	Russell, Kentucky Bon Secours Health System
3,100,000	5.000%, 11/01/26 Series 2013	A2/A-/A	3,558,862

10 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Warren County, Kentucky, Warren County
	Community Hospital Corp.
$4,975,000	5.000%, 04/01/28	NR/A+/NR	$5,695,927
680,000	4.000%, 10/01/29	NR/A+/NR	721,473
	Total Hospital		37,841,990

	Housing (1.4%)
	Kentucky Housing Corporation Housing
	Revenue
145,000	4.500%, 07/01/25	Aaa/AAA/NR	147,232
600,000	4.750%, 07/01/26	Aaa/AAA/NR	631,104
1,570,000	4.800%, 07/01/22 AMT	Aaa/AAA/NR	1,584,648
	Kentucky Housing Multifamily Mortgage
	Revenue
1,325,000	5.000%, 06/01/35 AMT	NR/NR/NR*	1,332,221
	Total Housing		3,695,205

	Local Public Property (5.7%)
	Jefferson County, Kentucky Capital Projects
1,575,000	4.250%, 06/01/23 AGMC Insured	Aa3/NR/AA+	1,630,503
1,950,000	4.375%, 06/01/24 AGMC Insured	Aa3/NR/AA+	2,021,272
1,640,000	4.375%, 06/01/28 AGMC Insured	Aa3/NR/AA+	1,693,792
2,060,000	4.375%, 06/01/26 Series A AGMC
	Insured	Aa3/NR/AA+	2,134,799
1,070,000	4.375%, 06/01/27 Series A AGMC
	Insured	Aa3/NR/AA+	1,106,968
	Kentucky Association of Counties Finance
	Corp. Financing Program
1,145,000	4.250%, 02/01/24	NR/AA-/NR	1,272,221
515,000	4.000%, 02/01/25	NR/AA-/NR	570,435
315,000	5.375%, 02/01/27	NR/AA-/NR	370,607
330,000	5.375%, 02/01/28	NR/AA-/NR	388,087
	Kentucky Bond Corp. Financing Program
915,000	5.125%, 02/01/28	NR/AA-/NR	1,061,327
	Lexington-Fayette Urban County, Kentucky
	Public Facilities
500,000	4.125%, 10/01/23 NPFG Insured	Aa3/NR/NR	507,800
500,000	4.250%, 10/01/26 NPFG Insured	Aa3/NR/NR	508,105

11 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	River City Parking Authority of River City, Inc.,
	Kentucky First Mortgage
$1,000,000	4.750%, 06/01/27 2013 Series B	Aa2/AA/NR	$1,173,730
	Total Local Public Property		14,439,646

	School Building (8.3%)
	Bullitt County, Kentucky School District
	Finance Corp.
1,145,000	4.500%, 04/01/27	Aa3/NR/NR	1,219,505
1,200,000	4.500%, 04/01/28	Aa3/NR/NR	1,277,352
	Campbell County, Kentucky School District
	Finance Corp. School Building
340,000	3.500%, 08/01/22	Aa3/NR/NR	368,842
	Fayette County, Kentucky School District
	Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/A+/NR	3,559,770
515,000	4.000%, 08/01/33 Series 2015 D	Aa3/A+/NR	551,395
1,000,000	5.000%, 10/01/27 Series A	A1/A+/NR	1,187,040
750,000	4.250%, 06/01/29 Series A	A1/A+/NR	801,105
	Franklin County, Kentucky School District
	Finance Corp.
1,560,000	4.000%, 06/01/29	Aa3/NR/NR	1,691,773
1,135,000	4.000%, 04/01/24 Second Series	Aa3/NR/NR	1,297,328
	Jefferson County, Kentucky School District
	Finance Corp.
805,000	5.000%, 04/01/28 Series A	Aa2/AA-/NR	974,774
1,075,000	4.500%, 04/01/32 Series A	Aa2/AA-/NR	1,229,445
4,000,000	4.000%, 07/01/26 Series B	Aa2/AA-/NR	4,467,920
	Laurel County, Kentucky School District
	Finance Corp.
300,000	4.000%, 06/01/16 AGMC Insured	Aa3/NR/NR	301,545
	Logan County, Kentucky School District
	Finance Corp., Energy Conservation
	Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016†††	Aa3/NR/NR	623,099
615,000	4.000%, 04/01/34 Series 2016†††	Aa3/NR/NR	663,155

12 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	School Building (continued)
	Oldham County, Kentucky School District
	Finance Corp.
$1,000,000	4.500%, 09/01/27 NPFG Insured	Aa3/NR/NR	$1,043,990
	Total School Building		21,258,038

	Turnpike/Highway (8.3%)
	Kentucky State Turnpike Authority
3,500,000	5.000%, 07/01/25	Aa2/AA-/A+	3,954,615
1,000,000	5.000%, 07/01/25	Aa2/AA-/A+	1,093,230
2,750,000	5.000%, 07/01/27	Aa2/AA-/A+	3,006,382
1,100,000	5.000%, 07/01/28	Aa2/AA-/A+	1,202,553
5,000,000	5.000%, 07/01/29 Series A	Aa2/AA-/A+	5,894,800
4,030,000	5.000%, 07/01/30 Series A	Aa2/AA-/A+	4,837,975
1,000,000	5.000%, 07/01/30 Series A	Aa2/AA-/A+	1,175,750
	Total Turnpike/Highway		21,165,305

	Utilities (7.8%)
	Campbell & Kenton Counties, Kentucky
	(Sanitation District)
2,370,000	4.000%, 08/01/27	Aa2/AA/NR	2,581,712
1,695,000	4.300%, 08/01/24 NPFG Insured	Aa2/AA/NR	1,714,255
300,000	4.300%, 08/01/27 NPFG Insured	Aa2/AA/NR	303,240
1,450,000	4.300%, 08/01/28 NPFG Insured	Aa2/AA/NR	1,463,398
	Kentucky State Municipal Power Agency,
	Prairie St. Project
1,000,000	5.000%, 09/01/23 AGMC Insured	A2/AA/NR	1,146,360
	Louisville & Jefferson County, Kentucky
	Metropolitan Sewer District
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	589,115
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,206,176
	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa3/NR/NR	1,175,500
1,825,000	6.000%, 02/01/28 AGMC Insured	Aa3/NR/NR	2,035,258
	Owensboro, Kentucky Electric, Light and
	Power
1,000,000	5.000%, 01/01/21 AGMC Insured	A2/AA/NR	1,126,390
3,500,000	5.000%, 01/01/26 AGMC Insured
	Series B	A2/AA/NR	3,931,480

13 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Utilities (continued)
	Owensboro, Kentucky Water Revenue
$500,000	5.000%, 09/15/27 AGC Insured	A1/NR/NR	$546,140
	Owensboro-Daviess County, Kentucky
	Regional Water Resource Agency
	Wastewater Refunding & Improvement
930,000	4.375%, 01/01/27 Series A Syncora
	Guarantee, Inc. Insured	NR/A+/NR	950,944
	Total Utilities		19,769,968
	Total Revenue Bonds		196,592,918

	Pre-Refunded Bonds (17.2%)††

	Pre-Refunded General
	Obligation Bonds (1.0%)
	Campbell County, Kentucky Public Project
1,625,000	4.375%, 12/01/25 Syncora Guarantee, Inc.
	Insured	Aa2/NR/NR	1,634,896
	Louisville & Jefferson County, Kentucky
955,000	4.200%, 11/01/22 NPFG Insured	Aa1/AA+/AAA	975,437
	Total Pre-Refunded
	General Obligation Bonds		2,610,333

	Pre-Refunded Revenue Bonds (16.2%)

	State Agency (1.0%)
	Kentucky Asset & Liability Commission
	University of Kentucky Project
500,000	5.000%, 10/01/25 Series B	Aa2/AA/NR	531,560
750,000	5.000%, 10/01/26 Series B	Aa2/AA/NR	797,340
1,000,000	5.000%, 10/01/27 Series B	Aa2/AA/NR	1,063,120
	Total State Agency		2,392,020

	Airports (0.9%)
	Louisville, Kentucky Regional Airport
	Authority
1,060,000	5.000%, 07/01/18 AMT	A2/A+/A+	1,153,874
1,000,000	5.250%, 07/01/23 AGMC Insured AMT	A2/NR/A+	1,092,910
	Total Airports		2,246,784

14 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Higher Education (4.2%)
	Murray State University Project, Kentucky
	General Receipts
$745,000	4.500%, 09/01/23 AMBAC Insured	Aa3/A/NR	$784,850
	University of Kentucky General Receipts
885,000	4.500%, 10/01/22 Syncora Guarantee,
	Inc. Insured	Aa2/AA/NR	902,488
1,545,000	4.500%, 10/01/23 Syncora Guarantee,
	Inc. Insured	Aa2/AA/NR	1,575,529
1,625,000	4.500%, 10/01/25 Syncora Guarantee,
	Inc. Insured	Aa2/AA/NR	1,657,110
1,010,000	4.500%, 10/01/26 Syncora Guarantee,
	Inc. Insured	Aa2/AA/NR	1,029,958
	Western Kentucky University General
	Receipts
2,000,000	4.200%, 09/01/25 Series A NPFG
	Insured	Aa3/AA-/NR	2,098,600
2,475,000	4.200%, 09/01/26 Series A NPFG
	Insured	Aa3/AA-/NR	2,597,018
	Total Higher Education		10,645,553

	Local Public Property (0.5%)
	Grant County, Kentucky Public Property
	Corp. Justice Center Project
1,000,000	4.500%, 12/01/24	Aa3/NR/NR	1,062,430
	Laurel County, Kentucky Public Property
	Corp. Justice Center Project
250,000	4.625%, 03/01/28	Aa3/NR/NR	268,293
	Total Local Public Property		1,330,723

	School Building (8.4%)
	Barren County, Kentucky School Building
	Revenue
1,265,000	4.250%, 08/01/25 AGC Insured	Aa3/NR/NR	1,280,458
1,670,000	4.375%, 08/01/26 AGC Insured	Aa3/NR/NR	1,691,075
	Boone County, Kentucky School District
	Finance Corp.
	School Building Revenue
1,580,000	4.500%, 08/01/23 AGMC Insured	Aa3/NR/NR	1,600,572
1,250,000	4.125%, 03/01/25 AGMC Insured	Aa3/NR/NR	1,289,500

15 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	School Building (continued)
	Fayette County, Kentucky School District
	Finance Corp.
$4,335,000	4.375%, 05/01/26 AGMC Insured	A1/AA/NR	$4,505,799
	Fort Thomas, Kentucky Independent School
	District Finance Corp.
610,000	4.375%, 04/01/25	Aa3/NR/NR	610,000
	Kenton County, Kentucky School District
	Finance Corp.
445,000	4.300%, 04/01/22 AGC Insured	Aa3/NR/NR	445,000
750,000	4.375%, 04/01/24 AGC Insured	Aa3/NR/NR	750,000
325,000	4.400%, 04/01/26 AGC Insured	Aa3/NR/NR	325,000
590,000	4.250%, 10/01/22 AGMC Insured	Aa3/NR/NR	600,939
	Larue County, Kentucky School District
	Finance Corp.
270,000	4.500%, 07/01/21 NPFG Insured	Aa3/NR/NR	272,606
470,000	4.500%, 07/01/22 NPFG Insured	Aa3/NR/NR	474,535
785,000	4.500%, 07/01/23 NPFG Insured	Aa3/NR/NR	792,575
	Magoffin County, Kentucky School District
375,000	4.250%, 08/01/23 AMBAC Insured	Aa3/NR/NR	379,335
475,000	4.250%, 08/01/25 AMBAC Insured	Aa3/NR/NR	480,491
	Ohio County, Kentucky School Building
	Revenue
790,000	4.500%, 05/01/24	Aa3/NR/NR	850,459
325,000	4.500%, 05/01/25	Aa3/NR/NR	349,872
	Owensboro, Kentucky Independent School
	District Finance Corp. School Building
	Revenue
890,000	4.375%, 09/01/24	Aa3/NR/NR	965,205
	Pendleton County, Kentucky School
	District Finance Corp. School Building
	Revenue
730,000	4.000%, 02/01/23 NPFG Insured	Aa3/NR/NR	750,323
	Pike County, Kentucky School Building
	Revenue
1,355,000	4.375%, 10/01/26 NPFG Insured	Aa3/NR/NR	1,429,037

16 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	School Building (continued)
	Spencer County, Kentucky School District
	Finance Corp., School Building Revenue
	(continued)
$1,000,000	4.500%, 08/01/27 AGMC Insured	Aa3/NR/NR	$1,050,460
	Warren County, Kentucky School District
	Finance Corp.
500,000	4.375%, 04/01/27 AGMC Insured	Aa3/NR/NR	535,610
	Total School Building		21,428,851

	Turnpike/Highway (1.2%)
	Kentucky State Turnpike Authority
3,000,000	4.450%, 07/01/22 Series B	Aa2/AA-/A+	3,028,590
	Total Pre-Refunded Revenue Bonds		41,072,521
	Total Pre-Refunded Bonds		43,682,854
	Total Municipal Bonds
	(cost $238,892,246)		251,020,096

Shares	Short-Term Investment (0.8%)
	Dreyfus Tax Exempt Cash Management,
	Institutional Shares, 0.06%**
2,147,826	(cost $2,147,826)	NR/Aaa/NR	2,147,826
	Total Investments(cost $241,040,072-
	note 4)	99.4%	253,167,922
	Other assets less liabilities	0.6	1,421,321
	Net Assets	100.0%	$254,589,243

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†

Aaa of Moody’s or AAA of S&P	0.9%
Pre-refunded bonds†† / Escrowed to Maturity bonds	17.4
Aa of Moody’s or AA of S&P or Fitch	56.6
A of Moody’s or S&P or Fitch	24.6
Not Rated*	0.5
100.0%

17 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

PORTFOLIO ABBREVIATIONS
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
COP - Certificates of Participation
NPFG - National Public Finance Guarantee
NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

†††	Security purchased on a delayed delivery or when- issued basis.

See accompanying notes to financial statements.

18 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016

ASSETS
Investments at value (cost $241,040,072)	$253,167,922
Interest receivable	3,049,982
Receivable for Fund shares sold	710,042
Other assets	30,275
Total assets	256,958,221
LIABILITIES
Payable for investment securities purchased	1,288,913
Payable for Fund shares redeemed	757,526
Dividends payable	156,707
Management fee payable	85,598
Distribution and service fees payable	886
Accrued expenses payable	79,348
Total liabilities	2,368,978
NET ASSETS	$254,589,243
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$234,081
Additional paid-in capital	242,716,155
Net unrealized appreciation on investments (note 4)	12,127,850
Undistributed net investment income	218,710
Accumulated net realized loss on investments	(707,553)
	$254,589,243
CLASS A
Net Assets	$189,082,921
Capital shares outstanding	17, 385,993
Net asset value and redemption price per share	$10.88
Maximum offering price per share (100/96 of $10.88)	$11.33

CLASS C
Net Assets	$10,280, 251
Capital shares outstanding	945,801
Net asset value and offering price per share	$10.87
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.87	*
CLASS I
Net Assets	$8,645,642
Capital shares outstanding	795,322
Net asset value, offering and redemption price per share	$10.87
CLASS Y
Net Assets	$46,580,429
Capital shares outstanding	4,281, 010
Net asset value, offering and redemption price per share	$10.88

See accompanying notes to financial statements.

19 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2016

Investment Income:

Interest income		$9,021,944

Expenses:

Management fee (note 3)	$969,672
Distribution and service fees (note 3)	391,240
Transfer and shareholder servicing agent
fees (note 3)	161,300
Trustees’ fees and expenses (note 8)	94,474
Fund accounting fees	37,650
Legal fees	33,833
Auditing and tax fees	21,301
Shareholders’ reports	19,545
Registration fees and dues	13,933
Custodian fees (note 6)	13,053
Insurance	11,843
Chief compliance officer services (note 3)	7,445
Miscellaneous	33,563
Total expenses	1,808,852

Expenses paid indirectly (note 6)	(295)
Net expenses		1,808,557
Net investment income		7,213,387

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	256,955
Change in unrealized appreciation on
investments	(908,663)

Net realized and unrealized gain (loss) on
investments		(651,708)
Net change in net assets resulting from
operations		$6,561,679

See accompanying notes to financial statements.

20 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
OPERATIONS:
Net investment income	$7,213,387	$7,159,935
Net realized gain (loss) from
securities transactions	256,955	427,020
Change in unrealized appreciation
on investments	(908,663)	5,220,423
Change in net assets from
operations	6,561,679	12,807,378

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(5,606,743)	(5,681,480)

Class C Shares:
Net investment income	(218,711)	(218,757)

Class I Shares:
Net investment income	(237,826)	(222,162)

Class Y Shares:
Net investment income	(1,143,110)	(1,002,755)
Change in net assets from
distributions	(7,206,390)	(7,125,154)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	42,879,350	22,710,346
Reinvested dividends and
distributions	4,664,954	4,295,383
Cost of shares redeemed	(29,466,029)	(30,663,980)
Change in net assets from capital
share transactions	18,078,275	(3,658,251)

Change in net assets	17,433,564	2,023,973

NET ASSETS:
Beginning of period	237,155,679	235,131,706

End of period*	$254,589,243	$237,155,679

*Includes undistributed net investment income of:	$218,710	$211,713

See accompanying notes to financial statements.

21 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

1. Organization

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Churchill Tax-Free Fund of Kentucky), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

22 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2016:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices - Short-term Investment	$2,147,826
Level 2 – Other Significant Observable
Inputs — Municipal Bonds	251,020,096
Level 3 – Significant Unobservable Inputs	—
Total	$253,167,922

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2013–2015) or expected to be taken in the Fund’s 2016 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

23 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2016, the Fund decreased additional paid in capital by $112,779, and decreased accumulated realized loss by $112,779. These reclassifications had no effect on net assets or net asset value per share

i)
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)
In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value(“NAV”) per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

24 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

3. Fees and Related Party Transactions

 a) Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all of the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s average net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

Effective March 1, 2016, Aquila Distributors, Inc. merged its assets, liabilities and operations with and into Aquila Distributors LLC, which at such time, became the principal underwriter of the Fund. There was no change in control or management, no automatic assignment or termination of agreements, and no change in the capitalization, operations, business or business plans as a result of the merger (individually and collectively both firms shall be referred to as the “Distributor”).

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by the Distributor including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2016, distribution fees on Class A Shares amounted to $280,798 of which the Distributor retained $8,945.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2016, amounted to $76,574. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2016, amounted to $25,525. For the year ended March 31, 2016, the total of these payments with respect to Class C Shares amounted to $102,099 of which the Distributor retained $22,835.

25 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2016, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $29,200 of which $8,343 related to the Plan and $20,857 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2016, total commissions on sales of Class A Shares amounted to $330,358 of which the Distributor received $27,237.

4. Purchases and Sales of Securities

During the year ended March 31, 2016, purchases of securities and proceeds from the sales of securities aggregated $34,271,008 and $17,003,122, respectively.

At March 31, 2016, the aggregate tax cost for all securities was $240,896,187. At March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $12,330,338 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $58,603 for a net unrealized appreciation of $12,271,735.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations.

26 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

6. Expenses

The Fund negotiated an expense offset arrangement with its prior custodian wherein it received credit toward the reduction of custodian fees and other Fund expenses whenever there were uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,625,075	$17,578,663	1,359,101	$14,770,684
Reinvested dividends and
distributions	371,104	4,016,001	347,334	3,765,021
Cost of shares redeemed	(1,756,446)	(19,003,005)	(2,240,285)	(24,261,427)
Net change	239,733	2,591,659	(533,850)	(5,725,722)
Class C Shares:
Proceeds from shares sold	261,322	2,825,198	170,149	1,846,637
Reinvested dividends and
distributions	16,671	180,361	14,989	162,440
Cost of shares redeemed	(255,887)	(2,765,902)	(203,289)	(2,199,249)
Net change	22,106	239,657	(18,151)	(190,172)
Class I Shares:
Proceeds from shares sold	68,656	742,565	14,770	160,531
Reinvested dividends and
distributions	21,748	235,360	19,818	214,831
Cost of shares redeemed	(11,837)	(128,371)	(10,429)	(113,707)
Net change	78,567	849,554	24,159	261,655
Class Y Shares:
Proceeds from shares sold	2,005,739	21,732,924	547,665	5,932,494
Reinvested dividends and
distributions	21,532	233,232	14,088	153,091
Cost of shares redeemed	(698,447)	(7,568,751)	(377,461)	(4,089,597)
Net change	1,328,824	14,397,405	184,292	1,995,988
Total transactions in Fund
shares	1,669,230	$18,078,275	(343,550)	$(3,658,251)

27 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

8. Trustees’ Fees and Expenses

For the year ended March 31, 2016, there were 11 Trustees, one of whom is affiliated with the Manager and is not paid any fees and two of whom retired and were not replaced as of the close of the year. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2016 was $76,054. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2016, such meeting-related expenses amounted to $18,420.

9. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2016, the Fund had capital loss carryforwards of $654,083 of which $175,082 expires in 2017 and $479,001 has no expiration and retains its character of short-term.

28 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2016	March 31, 2015
Net tax-exempt income	$7,178,304	$7,125,154
Ordinary Income	28,086	–
	$7,206,390	$7,125,154

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(654,083)
Unrealized appreciation	12,271,735
Undistributed tax-exempt income	178,062
Other temporary differences	(156,707)
$11,639,007

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization.

29 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year	Year	Year		Three Months		Year Ended December 31,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$10.91	$10.65	$10.97		$11.07		$10.84	$10.26
Income from investment operations:
Net investment income(1)	0.32	0.33	0.34		0.08		0.36	0.39
Net gain (loss) on securities (both
realized and unrealized)	(0.03)	0.26	(0.32)		(0.10)		0.23	0.58
Total from investment operations	0.29	0.59	0.02		(0.02)		0.59	0.97
Less distributions (note 10):
Dividends from net investment income	(0.32)	(0.33)	(0.34)		(0.08)		(0.36)	(0.39)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.32)	(0.33)	(0.34)		(0.08)		(0.36)	(0.39)
Net asset value, end of period	$10.88	$10.91	$10.65		$10.97		$11.07	$10.84
Total return(not reflecting sales charge)	2.75%	5.61%	0.21%		(0.14	)%(2)	5.53%	9.64%
Ratios/supplemental data
Net assets, end of period (in millions)	$189	$187	$188		$215		$219	$199
Ratio of expenses to average net assets	0.73%	0.78%	0.80	%(4)(5)	0.77	%(3)	0.76%	0.77%
Ratio of net investment income to
average net assets	3.00%	3.07%	3.18	%(4)(5)	3.11	%(3)	3.30%	3.73%
Portfolio turnover rate	7%	14%	9%		2	%(2)	12%	12%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.73%	0.78%	0.80	%(4)	0.77	%(3)	0.76%	0.77%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.76% and 3.22%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

30 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
							Year Ended
	Year	Year	Year		Three Months		December 31,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$10.90	$10.64	$10.96		$11.07		$10.83	$10.25
Income from investment operations:
Net investment income(1)	0.23	0.24	0.25		0.06		0.27	0.30
Net gain (loss) on securities (both
realized and unrealized)	(0.03)	0.26	(0.32)		(0.11)		0.24	0.58
Total from investment operations	0.20	0.50	(0.07)		(0.05)		0.51	0.88
Less distributions (note 10):
Dividends from net investment income	(0.23)	(0.24)	(0.25)		(0.06)		(0.27)	(0.30)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.23)	(0.24)	(0.25)		(0.06)		(0.27)	(0.30)
Net asset value, end of period	$10.87	$10.90	$10.64		$10.96		$11.07	$10.83
Total return(not reflecting CDSC)	1.88%	4.72%	(0.64)%		(0.44	)%(2)	4.73%	8.72%
Ratios/supplemental data
Net assets, end of period (in millions)	$10	$10	$10		$12		$13	$9
Ratio of expenses to average net assets	1.58%	1.63%	1.65	%(4)(5)	1.62	%(3)	1.61%	1.62%
Ratio of net investment income to
average net assets	2.14%	2.21%	2.33	%(4)(5)	2.26	%(3)	2.43%	2.87%
Portfolio turnover rate	7%	14%	9%		2	%(2)	12%	12%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.58%	1.63%	1.65	%(4)	1.62	%(3)	1.61%	1.62%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.61% and 2.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

31 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
							Year Ended
	Year	Year	Year		Three Months		December 31,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$10.90	$10.64	$10.97		$11.07		$10.83	$10.25
Income from investment operations:
Net investment income(1)	0.31	0.32	0.32		0.08		0.34	0.37
Net gain (loss) on securities (both
realized and unrealized)	(0.03)	0.26	(0.33)		(0.10)		0.24	0.58
Total from investment operations	0.28	0.58	(0.01)		(0.02)		0.58	0.95
Less distributions (note 10):
Dividends from net investment income	(0.31)	(0.32)	(0.32)		(0.08)		(0.34)	(0.37)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.31)	(0.32)	(0.32)		(0.08)		(0.34)	(0.37)
Net asset value, end of period	$10.87	$10.90	$10.64		$10.97		$11.07	$10.83
Total return	2.61%	5.46%	(0.05)%		(0.18	)%(2)	5.47%	9.48%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$8	$7		$7		$7	$7
Ratio of expenses to average net assets	0.87%	0.92%	0.96	%(4)(5)	0.94	%(3)	0.91%	0.92%
Ratio of net investment income to
average net assets	2.86%	2.93%	3.02	%(4)(5)	2.94	%(3)	3.15%	3.58%
Portfolio turnover rate	7%	14%	9%		2	%(2)	12%	12%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.87%	0.92%	0.96	%(4)	0.94	%(3)	0.91%	0.92%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.92% and 3.06%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

32 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year	Year	Year		Three Months		Year Ended December 31,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$10.91	$10.65	$10.98		$11.08		$10.84	$10.26
Income from investment operations:
Net investment income(1)	0.34	0.35	0.35		0.09		0.38	0.41
Net gain (loss) on securities (both
realized and unrealized)	(0.03)	0.26	(0.33)		(0.10)		0.24	0.58
Total from investment operations	0.31	0.61	0.02		(0.01)		0.62	0.99
Less distributions (note 10):
Dividends from net investment income	(0.34)	(0.35)	(0.35)		(0.09)		(0.38)	(0.41)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.34)	(0.35)	(0.35)		(0.09)		(0.38)	(0.41)
Net asset value, end of period	$10.88	$10.91	$10.65		$10.98		$11.08	$10.84
Total return	2.92%	5.77%	0.27%		(0.10	)%(2)	5.78%	9.81%
Ratios/supplemental data
Net assets, end of period (in millions)	$47	$32	$29		$35		$34	$33
Ratio of expenses to average net assets	0.58%	0.63%	0.65	%(4)(5)	0.62	%(3)	0.61%	0.62%
Ratio of net investment income to
average net assets	3.15%	3.21%	3.33	%(4)(5)	3.26	%(3)	3.45%	3.89%
Portfolio turnover rate	7%	14%	9%		2	%(2)	12%	12%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.58%	0.63%	0.65	%(4)	0.62	%(3)	0.61%	0.62%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.61% and 3.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

33 | Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1) and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee (5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

34 | Aquila Churchill Tax-Free Fund of Kentucky

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Lowis & Gellen since December 2015; Partner, Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

35 | Aquila Churchill Tax-Free Fund of Kentucky

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

36 | Aquila Churchill Tax-Free Fund of Kentucky

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None
___________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

37 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013); Senior Vice President, Aquila Funds Trust (since 2013); Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010); Aquila Three Peaks High Income Fund (since 2006); Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010); Aquila Three Peaks Opportunity Growth Fund (2004-2013); Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

38 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona since 1986, Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, (since 2011), and Tax-Free Fund For Utah, (since 2009)

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; and all Funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

39 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013; Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

40 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

___________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

41 | Aquila Churchill Tax-Free Fund of Kentucky

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below is based on an investment of $1,000 invested on October 1, 2015 and held for the six months ended March 31, 2016.

Actual Expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2016

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.04%	$1,000.00	$1,020.40	$3.59
Class C	1.61%	$1,000.00	$1,016.10	$7.91
Class I	1.98%	$1,000.00	$1,019.80	$4.29
Class Y	2.13%	$1,000.00	$1,021.30	$2.83

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.71%, 1.57%, 0.85% and 0.56% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

42 | Aquila Churchill Tax-Free Fund of Kentucky

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.45	$3.59
Class C	5.00%	$1,000.00	$1,017.15	$7.92
Class I	5.00%	$1,000.00	$1,020.75	$4.29
Class Y	5.00%	$1,000.00	$1,022.20	$2.83

(1)
Expenses are equal to the annualized expense ratio of 0.71%, 1.57%, 0.85% and 0.56% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

43 | Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2015, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2016, $7,178,304 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 99.6% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2017, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2016 calendar year.

44 | Aquila Churchill Tax-Free Fund of Kentucky

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Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Todd W. Curtis, Vice President
and Co-Portfolio Manager
Royden P. Durham, Vice President
and Co-Portfolio Manager
Brandon M. Moody, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
BNY MELLON
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

Annual Report March 31, 2016

Aquila Narragansett Tax-Free Income Fund “The Importance of Infrastructure” Serving Rhode Island investors since 1992

May, 2016

Dear Fellow Shareholder:

For nearly three decades we have sought to give you as comprehensive a picture of your Fund as possible by highlighting, in each report letter, a topic we believe you will find of interest.

This year’s focus will be upon benefits not only to you, as individual shareholders, but also to the overall quality of life in Rhode Island – infrastructure development and enhancement.

More than likely, when you decided to invest in Aquila Narragansett Tax-Free Income Fund, you were seeking double tax-free income and capital preservation -the two components of your Fund’s investment objective.

The benefit you may not have considered -- when you invested in the Fund -- was that Aquila Narragansett Tax-Free Income Fund would not only provide you with tax-free income, but it would also provide benefits to others within your community and throughout Rhode Island. These broader benefits are derived from the fact that municipal bonds, such as those in which your Fund invests, serve as the primary source of funding for our infrastructure.

While infrastructure is a relatively vague term, it is, in fact, vital to our economy. Infrastructure comprises the fundamental structures, systems and facilities that serve our nation and local communities and enable our economy to function smoothly. When you translate the word “infrastructure” into such commonly used words as roads, bridges, water facilities, pollution control, airports, schools, hospitals and fire and police stations, then you begin to more fully appreciate its significance.

We oftentimes take for granted a broad variety of public projects, fully expecting them to be there, day after day and year after year. We never really think about the fact that they might not be available were it not for municipal bond financing.

These projects and facilities are not the kind of items which are expendable or used up in a year or so and which towns and cities put in their yearly operating budgets. Rather, because they are there for the longer-term convenience, economic development and quality of life of the citizens of the community, they are rightfully financed by intermediate to long-term municipal obligations.

Your money invested in Aquila Narragansett Tax-Free Income Fund goes toward buying those municipal bonds, which in turn finance these long-term facilities and projects from which we all benefit.

NOT A PART OF THE ANNUAL REPORT

Given the criticality of infrastructure to our daily needs and our overall economy, it is important to not only maintain our current infrastructure but to enhance it in anticipation of future population growth. So, for example, by maintaining and enhancing our roadways, we can improve traffic flow and reduce consumption of fuel. Furthermore, by maintaining and enhancing our infrastructure, we can hopefully avoid future crises that could result from decrepit infrastructure.

A number of organizations have commented upon or assessed the state of our nation’s infrastructure. One such group is the American Society of Civil Engineers (“ASCE”), the oldest national engineering society in the U.S.

Every four years, ASCE publishes a comprehensive assessment – a report card – of the nation’s major infrastructure. The most recent 2013 report gives an overall grade of D+. This was a slight improvement over the 2009 overall grade of D, which is defined as poor: at risk, with many elements approaching the end of their service life. The report also provides grades across 16 categories, including roads, bridges, dams, drinking water, wastewater, schools, inland waterways, rail and ports, taking into consideration such factors as capacity, condition, future need and public safety.

Now, some might view this type of report with skepticism. For example, is it really appropriate to rate old infrastructure using current health and safety standards that are significantly different from those that existed when much of our infrastructure was originally built? And, clearly there is the potential for conflicts of interest with a report written by engineers on matters which may impact their livelihood.

At the same time, such reports can be useful in that they may serve as a wake-up call or reminder to us all. Similar reports of note include

•	a 60 Minutes report entitled “Falling Apart: America’s Neglected Infrastructure;”

•	Move:Putting America’s Infrastructure Back in the Lead by Rosabeth Moss Kanter of Harvard Business School;

•	The Road Taken:The History and Future of America’s Infrastructure by Duke University’s Henry Petrowski; and,

•	It’s Time for States to Invest in Infrastructure by the Center on Budget and Policy Priorities.

As the population and economy of Rhode Island grow, new and additional municipal projects are needed for the benefit of the citizens of Rhode Island and the various communities throughout the state. Without prioritization of infrastructure needs, conditions could very well deteriorate and, ultimately, this could place a drag on our economy.

These projects include a whole array of useful public purpose works and are financed through municipal bond investments, such as your investments in the Fund. In essence, your money has helped pay for that new road, airport, school, etc. that you and your neighbors now depend upon and enjoy.

NOT A PART OF THE ANNUAL REPORT

Just as the needs of Rhode Island are many and varied, so, too, are the securities that make up Aquila Narragansett Tax-Free Income Fund portfolio of investments. You might be interested to know that included in the Trust’s March 31, 2016 portfolio were 150 separate municipal issues representing participation in many of Rhode Island’s major municipal projects throughout the state. So, as an investor in Aquila Narragansett Tax-Free Income Fund, you can take pride in knowing that you are playing a vital role and a very real part in maintaining, and enhancing, the quality of life for your family, friends, neighbors and future generations of Rhode Islanders.

In summary, we are very proud of the fact that Aquila Narragansett Tax-Free Income Fund has, in our view, not only met its investment objective of providing you with as high a level of tax-free income as is consistent with preservation of capital, but that your Fund has also served thousands of residents and local projects very well over the years through its support of Rhode Island’s vital infrastructure.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Narragansett Tax-Free Income Fund ANNUAL REPORT Management Discussion Serving Rhode Island investors since 1992

Aquila Narragansett Tax-Free Income Fund (the “Fund”) seeks to provide the highest level of double tax-free income possible while constructing a diversified investment portfolio of investment grade Rhode Island municipal securities. As an extra measure of credit protection to shareholders, some securities owned by the Fund are insured in an attempt to provide for the timely payment of principal and interest when due. A maximum average maturity profile of less than 12 years has been maintained for the Fund’s portfolio with the goal to produce a reasonable level of income return with relatively high stability for the Fund’s share price. We intend to maintain a similar profile going forward. As of March 31, 2016, the portfolio had an average maturity of 10.08 years.

U.S. ECONOMY

The U.S. economy has continued to show resiliency in the face of broader international economic concerns. During 2015 the Federal Reserve (the “Fed”) began its first step in tightening monetary policy by increasing the federal funds interest rate target by one-quarter of one percent in December. This increase was met with some skepticism. Most broad equity indices had negative returns for the year while most broad fixed income indices were positive for the year. The S&P 500 however, ended the year in positive territory with a total return of 1.38%. The Barclays Aggregate Bond Index had a total return of 0.55% for the same calendar year. Despite the efforts of the European Central Bank (“ECB”) and the headwinds of a strengthening U.S. dollar, the broad MSCI EAFE index (the Morgan Stanley Capital International index is a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australia and Southeast Asia) had a negative return of 21 basis points (a basis point is equal to 1/100th of 1%, or 0.01%) for the calendar year. More recent measures by the ECB have provided even more monetary stimulus and have pushed a number of European countries’ rates into negative territory. This further stimulus was a result of a continued need to stimulate euro-zone economies, most of which have had stubbornly slow economic growth along with social concerns related to the increased influx of immigrants from war-torn middle-eastern countries. China and oil have also played a role in the markets as concerns about global growth weigh heavily on the psyche of market participants. Recent comments by Fed Chair Janet Yellen suggest that the U.S. will continue to incorporate the broader view of world events into its decisions on monetary policy. The Fed is cognizant of the upcoming presidential election for which it must play a neutral role, which may hamper policy implementation during the second half of 2016; however, data dependency still reigns supreme with respect to the Fed’s monetary policy decisions.

1 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

RHODE ISLAND ECONOMY

The Rhode Island economy continued to show signs of economic growth having produced a new low level of unemployment of 5.4% in February compared with the U.S. rate of 4.9%. Further movement below the current level of unemployment has been slow, although job growth has been positive. The State finalized a pension settlement with current and retired workers that has kept a very large portion of the $4 billion in savings. A number of new initiatives at the state level are expected to provide an increase in economic activity. A major infrastructure program will provide for repairs to roads and bridges with funding expected to come from the introduction of truck tolls throughout the state. Quonset Point is seeing additional jobs being created through both submarine building at Electric Boat and at the staging area for the first U.S. off-shore wind farm, off the coast of Block Island. Preparations are also being made for the expansion of the runway at T.F. Green Airport and the vacant land along the Route 195 relocation project. All of these major projects are expected to create temporary construction jobs and, ultimately, future industrial development and job growth.

MUNICIPAL MARKET

The municipal market had another strong year relative to other fixed income markets. Unlike the spread widening that took place in the corporate and high yield bond sectors, and the overall steepening of the yield curve, municipal bond indices had positive returns across both the investment grade and high yield sectors and experienced yield curve flattening. Investors viewed the municipal market as a safe haven despite lower new-money issuance and refunding . This has led to municipal bonds appearing to be relatively overvalued compared with other taxable bond sectors based on historical norms. Certainly the question becomes whether the municipal bond market will remain strong or give up some ground as investors seek other higher-yielding fixed income investments. Historically, municipal investors have generally not shifted their preferences given the relative tax benefits. During what appears to be a volatile election year, many investors may prefer a bond sector that is rather stable. While Puerto Rico struggles to work out its fiscal issues, the impact on the investment-grade municipal market so far remains muted, even despite Puerto Rico’s inability to make a $422 million debt payment in early May, which represented its third default. Broader sovereignty and negotiated payments on its various types of debt could have some spill-over effects, but those are expected to be driven more by legal and perhaps Congressional actions. It is important to note that the Fund does not own any bonds issued by Puerto Rico.

FUND PERFORMANCE

Returns for Aquila Narragansett Tax-Free Income Fund outperformed the Barclays Capital Quality Intermediate Municipal Bond Index (the “Index”) for calendar year 2015. For the fiscal year ending March 31, 2016, performance for the Fund’s Class Y Share was 4.01%. This was above the 3.16% return for the Barclays Capital Quality Intermediate Index for the same period. The Fund maintained a longer duration than the Index and municipal yield curve flattening provided much of this outperformance. In addition, we believe our active management reduced overall volatility in the portfolio, and allowed the Fund’s share price (Net Asset Value) to remain relatively stable versus the market, further contributing to the Fund’s higher relative returns versus the benchmark. During the latest quarter, portfolio duration has lengthened slightly due to purchases of several new bond issues in an attempt to increase portfolio yield. While these and other planned purchases could provide additional interest rate risk, we believe our pursuit of higher yields to be justified given the consensus expectation that rates may continue to remain low for some time. The overall credit quality of the portfolio has remained similar compared with the same period a year ago.

2 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

OUTLOOK AND STRATEGY

Although the Fed took its first step to tighten monetary policy in December 2015, it has remained committed to its “data dependency” stance. This includes exogenous forces, which has caused some delays in implementing further tightening of monetary policy. So far, this has kept interest rates low and caused the yield curve to flatten. While we would expect some steepening in the yield curve given the continued growth in the labor force participation rate and some labor cost pressure, the implementation of “zero rates” in the euro zone, a slowdown in economic activity in China, and perhaps a protracted lower price of oil, may keep U.S. interest rates lower for longer. Of course, the presidential election cycle has also provided additional uncertainty that won’t be completely resolved until November of this year. While considerable effort has been taken to stabilize the Fund’s Net Asset Value, more recent decisions have been made in an attempt to increase yield and income to shareholders, which, at times, can be challenging given a relatively flatter yield curve. Finding value along the yield curve must be balanced against the potential for interest rate movements which is, at best, an inexact science. Nevertheless, the confluence of the science and art of portfolio management requires the constant analysis of the tradeoff of risks in order to provide value. New, recently issued bonds have been purchased with additional fund inflows and, at times, the sale proceeds of pre-refunded or shorter-maturing bonds. As previously noted, the Fund’s credit quality remains at similar levels to last year. We do not expect to see many more credit upgrades and are mindful that Rhode Island’s cities and towns must continue to work efficiently and address pension and other post-employment benefit liabilities in order to maintain their current ratings. We believe the strategy employed should continue to serve shareholders well during various market environments by providing tax-free income and relative stability of the Fund’s Net Asset Value, as is consistent with the Fund’s investment objective.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

3 | Aquila Narragansett Tax-Free Income Fund

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely a ected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be a ected significantly by adverse economic, political or other events a ecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Narragansett Tax-Free Income Fund

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund for the 10-year period ended March 31, 2016 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2016
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 9/10/92
With Maximum Sales Charge	(0.30)%	3.44%	3.51%	4.64%
Without Sales Charge	3.85	4.29	3.94	4.82

Class C since 5/01/96
With CDSC*	1.95	3.41	3.06	3.62
Without CDSC	2.97	3.41	3.06	3.62

Class I since 11/04/98
No Sales Charge	3.80	4.15	3.80	3.99

Class Y since 5/01/96
No Sales Charge	4.01	4.44	4.10	4.71

Barclays Capital Index	3.16	4.07	4.48	4.67	(Class A)
				4.77	(Class C & Y)
				4.46	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Narragansett Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Narragansett Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Narragansett Tax-Free Income Fund as of March 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended, the nine month period ended March 31, 2013 and each of the two years in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Narragansett Tax-Free Income Fund as of March 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2016

6 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (28.3%)	(unaudited)	Value

	Barrington, Rhode Island
$1,120,000	2.500%, 08/01/25	Aa1/NR/NR$	$1,176,233
	Bristol, Rhode Island
2,200,000	4.000%, 02/15/26 AGC Insured	Aa2/AA+/NR	2,370,786
2,000,000	4.375%, 02/15/29 AGC Insured	Aa2/AA+/NR	2,169,200
	Coventry, Rhode Island
500,000	3.375%, 11/01/21 AGMC Insured	A1/NR/NR	543,510
1,605,000	3.625%, 03/15/27 MAC Insured	A1/AA/NR	1,750,252
	Cranston, Rhode Island
2,455,000	4.625%, 07/01/25 AGMC Insured	A2/AA/NR	2,649,240
990,000	4.750%, 07/01/28 AGMC Insured	A2/AA/NR	1,063,517
750,000	4.300%, 07/01/30 AGMC Insured
	Series 2010 A	A2/AA/A	805,830
1,515,000	4.250%, 07/15/24 BAM Insured Series B	A2/AA/A	1,747,583
1,570,000	4.250%, 07/15/25 BAM Insured Series B	A2/AA/A	1,821,577
	Cumberland, Rhode Island
1,000,000	4.250%, 08/01/17 AGMC Insured	Aa3/AA/NR	1,045,820
600,000	4.250%, 08/01/18 AGMC Insured	Aa3/AA/NR	638,928
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA/NR	572,085
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA/NR	572,280
	East Providence, Rhode Island Refunding
2,500,000	4.550%, 05/15/30 AGMC Insured	A2/AA/NR	2,747,225
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	542,305
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A3/AA-/NR	1,068,093
1,020,000	3.700%, 06/01/33 Series A	A3/AA-/NR	1,068,991
	Lincoln, Rhode Island
2,245,000	3.500%, 08/01/24 Series A	Aa2/NR/AA	2,525,782
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AA	2,509,533
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,147,549
	North Kingstown, Rhode Island
1,040,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	1,122,358
	Pawtucket, Rhode Island
1,950,000	4.500%, 07/15/26 AGC Insured	A3/NR/NR	2,138,370
1,500,000	4.750%, 07/15/29 AGC Insured	A3/NR/NR	1,647,735

7 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Pawtucket, Rhode Island (continued)
$1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/NR	$1,119,999
	Providence, Rhode Island
1,500,000	5.000%, 01/15/23 Series 2010 A AGMC
	Insured Refunding	A2/AA/NR	1,667,115
1,500,000	5.000%, 01/15/26 Series 2010 A AGMC
	Insured Refunding	A2/AA/NR	1,657,155
975,000	3.625%, 01/15/29 Series A AGMC
	Insured	A2/AA/BBB-	998,244
2,510,000	3.750%, 01/15/30 Series A AGMC
	Insured	A2/AA/BBB-	2,576,465
1,000,000	3.750%, 01/15/32 Series A AGMC
	Insured	A2/AA/BBB-	1,020,990
500,000	4.000%, 07/15/19 Series A Refunding.	Baa1/BBB/NR	540,995
	Rhode Island State & Providence Plantations
	Consolidated Capital Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,273,380
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,437,050
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,318,889
1,750,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,777,825
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,763,670
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,447,920
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,476,860
	Richmond, Rhode Island
1,020,000	3.000%, 08/01/24	Aa3/NR/NR	1,115,166
	Warwick, Rhode Island
1,000,000	4.000%, 08/01/16 AGMC
	Insured Series 2008	A1/AA/NR	1,010,790
1,015,000	4.000%, 08/01/17 AGMC
	Insured Series 2008	A1/AA/NR	1,056,798
2,000,000	4.000%, 08/01/22 AGMC
	Insured Series 2015 B	NR/AA/NR	2,278,460
	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,291,701
	West Warwick, Rhode Island
1,900,000	4.625%, 04/01/26 AGC Insured	A3/NR/NR	2,086,371
1,000,000	4.750%, 04/01/29 AGC Insured	A3/NR/NR	1,090,040

8 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	West Warwick, Rhode Island (continued)
$795,000	5.000%, 10/01/32 BAMI Insured
	Series A	Baa2/AA/NR	$929,745
	Total General Obligation Bonds		70,380,410

	Revenue Bonds (65.4%)

	Development (5.6%)
	Providence, Rhode Island
	Redevelopment Agency Refunding
	Public Safety Building Project
1,680,000	5.000%, 04/01/26 AGMC
	Insured Series A	A2/AA/NR	1,989,506
	Rhode Island Certificates of Participation
	(Central Power Plant)
1,000,000	4.000%, 10/01/20 Series D AGMC
	Insured	Aa3/AA/AA-	1,044,380
	Rhode Island Convention Center Authority
	Refunding
8,000,000	4.000%, 05/15/23 Series A	Aa3/AA-/AA-	9,061,200
1,500,000	5.500%, 05/15/27 AGC Insured Series A	Aa3/AA/AA-	1,702,290
	Total Development		13,797,376

	Higher Education (10.1%)
	Rhode Island Health and Education
	Building Corp., Bryant University
1,115,000	4.500%, 12/01/27 Series 2011	A2/A/NR	1,272,951
1,455,000	4.750%, 12/01/29 Series 2011	A2/A/NR	1,663,734
1,000,000	5.000%, 12/01/30 Series 2011	A2/A/NR	1,161,390
1,425,000	5.000%, 12/01/31 Series 2011	A2/A/NR	1,651,660
	Rhode Island Health and Education Building
	Corp., Higher Educational Facilities
2,500,000	5.000%, 09/15/30 AGMC Insured	A2/NR/NR	2,851,700
	Rhode Island Health and Education
	Building Corp.,
	Johnson & Wales University
900,000	5.500%, 04/01/16 Series 1999 A
	NPFG Insured	NR/AA-/NR	900,000

9 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Rhode Island Health and Education
	Building Corp.,
	Johnson & Wales University (continued)
$785,000	5.500%, 04/01/17 Series 1999 A
	NPFG Insured	NR/AA-/NR	$819,909
	Rhode Island Health and Educational
	Building Corp., Higher Education Facility,
	New England Institute of Technology
1,250,000	4.750%, 03/01/30 Series 2010 A	NR/A-/A+	1,382,975
	Rhode Island Health and Educational
	Building Corp., Higher Education Facility,
	Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,815,518
	Rhode Island Health and Educational
	Building Corp., Higher Education Facility,
	Rhode Island School of Design
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,090,480
2,000,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,102,400
1,000,000	3.500%, 08/15/30 AGMC Insured
	Series B	A1/AA/NR	1,029,320
	Rhode Island Health and Educational
	Building Corp., Higher Education Facility,
	University of Rhode Island Auxiliary
	Enterprise
2,000,000	5.000%, 09/15/30 Series 2010 B
	AGMC Insured	A1/AA/NR	2,285,960
	Rhode Island Health and Educational
	Building Corp.,
	University of Rhode Island
1,000,000	4.500%, 09/15/26 Series 2005 G Refunding
	AMBAC Insured	Aa3/A+/NR	1,002,720
	Rhode Island Health and Education
	Facilities Authority, Providence College
1,000,000	4.000%, 11/01/31	A2/A/NR	1,062,560
	Total Higher Education		25,093,277

10 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (4.1%)
	Rhode Island Health & Education Building
	Corp., Hospital Financing, Care
	New England
$500,000	5.000%, 09/01/20 Series 2013 A	NR/BB/BBB	$544,850
500,000	5.000%, 09/01/22 Series 2013 A	NR/BB/BBB	540,600
	Rhode Island Health & Education Building
	Corp., Lifespan Obligation
1,500,000	5.250%, 05/15/26 NPFG Insured	A3/AA-/NR	1,504,260
2,500,000	5.000%, 05/15/20 Series A AGMC Insured	A2/AA/NR	2,512,600
5,000,000	5.000%, 05/15/26 Series A AGMC Insured	A2/AA/NR	5,020,600
	Total Hospital		10,122,910

	Housing (7.4%)
	Rhode Island Housing & Mortgage Finance
	Corp. Home Funding
2,485,000	4.000%, 10/01/25 Series 2010 #3	Aa2/NR/NR	2,617,947
615,000	4.100%, 04/01/28 Series 2010 #3	Aa2/NR/NR	641,076
1,505,000	4.050%, 10/01/26 2011 Series 4	Aa2/NR/NR	1,590,589
1,250,000	3.050%, 10/01/28 Series 5	Aa2/NR/NR	1,265,050
985,000	3.350%, 10/01/33 Series 5	Aa2/NR/NR	990,851
2,185,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	2,188,518
	Rhode Island Housing & Mortgage Finance
	Corp. Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,662,300
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,119,560
985,000	3.150%, 10/01/31Series 2016 1B	Aa2/NR/NR	991,531
1,405,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,415,285
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,013,460
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,008,900
	Total Housing		18,505,067

	Public School (22.9%)
	Rhode Island Certificates of Participation
	(School for the Deaf Project)
1,000,000	5.500%, 04/01/27 Series C 2009
	AGC Insured	Aa3/AA/AA-	1,128,710

11 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (continued)
	Rhode Island Certificates of Participation
	(School for the Deaf Project) (continued)
$500,000	5.625%, 04/01/29 Series C 2009
	AGC Insured	Aa3/AA/AA-	$565,870
	Rhode Island Health and Education Building
	Corp., Public School Financing Program
1,500,000	4.250%, 05/15/21 Series A
	AGMC Insured	Aa3/NR/NR	1,604,505
2,000,000	4.375%, 05/15/22 Series A
	AGMC Insured	Aa3/NR/NR	2,145,000
3,000,000	4.500%, 05/15/25 Series A
	AGMC Insured	Aa3/NR/NR	3,226,620
2,000,000	4.750%, 05/15/29 Series A
	AGMC Insured	Aa3/NR/NR	2,144,060
475,000	5.000%, 05/15/20 Series 2007 A
	AGMC Insured	Aa3/NR/NR	497,239
1,000,000	4.250%, 05/15/21 Series 2007 B
	AGMC Insured	A2/AA/NR	1,037,850
500,000	5.000%, 05/15/17 Series 2008 A
	AGMC Insured	Aa3/NR/NR	523,580
1,125,000	5.000%, 05/15/24 Series 2008 B	A1/NR/NR	1,216,789
	Rhode Island Health and Education Building
	Corp., Public School Financing Program
795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	969,781
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,969,007
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	Chariho Regional School District
1,000,000	5.000%, 05/15/26 Series 2011 B	Aa3/NR/NR	1,169,420
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B
	AGMC Insured	A1/AA/NR	1,051,850
1,000,000	4.000%, 05/15/33 AGMC Insured	A1/AA/NR	1,052,580

12 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (continued)
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	East Greenwich
$1,150,000	3.125%, 05/15/28	Aa1/AA+/NR	$1,191,135
1,000,000	3.250%, 05/15/29	Aa1/AA+/NR	1,038,210
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	1,042,940
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,026,190
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,877,969
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	City of Newport
1,000,000	4.000%, 05/15/27 Series 2013 C	NR/AA+/NR	1,113,280
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	Town of North Kingstown
1,500,000	3.750%, 05/15/28 Series 2013 A	Aa2/AA+/NR	1,612,665
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	Town of North Providence
1,000,000	4.000%, 11/15/20 Series 2013 I	A1/A/NR	1,089,040
1,100,000	4.500%, 11/15/22 Series 2013 I	A1/A/NR	1,253,395
	Rhode Island Health and Educational Building
	Corp., Public School Financing Program,
	City of Cranston
1,170,000	4.000%, 05/15/30 BAM Insured
	Series 2015 B	NR/AA/NR	1,287,129
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	A1/NR/NR	1,750,440

13 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (continued)
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	Providence Public Buildings Authority
$3,000,000	3.500%, 05/15/24 AGMC Insured
	Series 2015 A	A1/AA/NR	$3,258,000
3,000,000	3.750%, 05/15/27 AGMC Insured
	Series 2015 A	A1/AA/NR	3,260,430
3,000,000	4.000%, 05/15/28 AGMC Insured
	Series 2015 A	A1/AA/NR	3,307,980
2,760,000	4.000%, 05/15/30 AGMC Insured
	Series 2015 B	A1/AA/NR	3,003,791
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	Providence Public Schools
2,000,000	4.500%, 05/15/22 Series 2013 A	A1/NR/NR	2,277,600
2,000,000	4.500%, 05/15/23 Series 2013 A	A1/NR/NR	2,302,660
2,000,000	4.500%, 05/15/24 Series 2013 A	A1/NR/NR	2,294,140
	Rhode Island Health and Education Building
	Corp., Public School Financing Program,
	City of Warwick
800,000	3.500%, 05/15/26 Series B
	MAC Insured	NR/AA/NR	882,488
	Rhode Island Health and Education Building
	Corp., Public School Financing
	Program, Town of West Warwick
935,000	4.000%, 05/15/21	A1/NR/NR	1,028,276
745,000	3.000%, 11/15/21	A1/NR/NR	782,727
	Total Public School		56,983,346

	Student Loan (0.4%)
	State of Rhode Island Student Loan Authority
1,000,000	4.750%, 12/01/23 Senior Series 2010 B	NR/A+/A	1,044,540

	Transportation (4.5%)
	Rhode Island State Economic Development
	Corp., Airport Revenue
1,000,000	5.000%, 07/01/24 Series B	A3/BBB+/BBB+	1,151,700
2,000,000	4.000%, 07/01/24 Series B	A3/BBB+/BBB+	2,168,480

14 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Transportation (continued)
	Rhode Island State Economic Development
	Corp., Airport Revenue (continued)
$540,000	4.625%, 07/01/26 AGC Insured
	Series B	A3/AA/BBB+	$578,988
1,000,000	5.000%, 07/01/18 AGC Insured
	Series C	A3/AA/BBB+	1,069,200
	Rhode Island State Economic Development
	Corp., Motor Fuel Tax (Rhode Island
	Department of Transportation)
2,385,000	4.700%, 06/15/23 Series 2003 A
	AMBAC Insured	A3/A+/A	2,392,012
1,000,000	4.000%, 06/15/18 Series 2006 A
	AMBAC Insured	A3/A+/A	1,006,000
	Rhode Island State Economic Development
	Corp., (Rhode Island Airport Corp.
	Intermodal Facility Project)
1,000,000	4.250%, 07/01/17 CIFG Assurance North
	America, Inc. Insured	Baa1/BBB+/NR	1,008,300
	Rhode Island Economic Development Corp.
	(Rhode Island Department of Transportation)
1,500,000	5.250%, 06/15/21 AGC Insured	A2/AA/A+	1,687,290
	Total Transportation		11,061,970

	Turnpike/Highway (4.0%)
	Rhode Island State Turnpike & Bridge
	Authority
500,000	4.125%, 12/01/23 Series 2010 A	NR/A-/A	553,095
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,808,592
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	2,278,380
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	1,133,660
	Rhode Island State Turnpike & Bridge
	Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	1,397,666
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,609,875
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,063,530
	Total Turnpike/Highway		9,844,798

15 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (6.4%)
	Narragansett, Rhode Island Bay Commission
	Wastewater System
$3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	$3,497,900
	Rhode Island Clean Water Protection
	Finance Agency
1,545,000	4.750%, 10/01/18 Series A
	AMBAC Insured	Aaa/NR/NR	1,549,789
500,000	4.750%, 10/01/20 1999 Series A
	AMBAC Insured	Aaa/NR/NR	501,435
	Rhode Island Clean Water Finance Agency,
	Water Pollution Control Bonds
310,000	5.000%, 10/01/18 Series B
	NPFG Insured	Aaa/AAA/NR	311,014
4,765,000	4.375%, 10/01/21 Series 2002 B
	NPFG Insured	Aaa/AAA/AAA	4,778,628
	Rhode Island Clean Water Protection
	Finance Agency Safe Drinking Water
	Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,206,108
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,060,310
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,056,160
	Rhode Island Infrastructure Bank Water,
	City of Pawtucket
1,730,000	5.000%, 10/01/28 NPFG Insured
	Series 2015	A3/AA-/NR	2,046,798
	Total Water and Sewer		16,008,142
	Total Revenue Bonds		162,461,426

	Pre-Refunded\Escrowed to Maturity Bonds (3.1%)††

	Pre-Refunded General Obligation Bonds (0.4%)
	Lincoln, Rhode Island
1,000,000	4.500%, 08/01/24 NPFG Insured	Aa2/NR/AA	1,012,860

16 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Pre-Refunded Escrowed to Maturity
	Revenue Bonds (2.7%)

	Public School (2.1%)
	Providence, Rhode Island Public Building
	Authority, School Projects
$3,000,000	4.500%, 05/15/27 Series 2007 B
	AGMC Insured	A2/AA/NR	$3,124,920
2,000,000	4.500%, 05/15/28 Series 2007 C
	AGMC Insured	A2/AA/NR	2,083,280
	Rhode Island Health and Education Building
	Corp., Public School Financing Program
25,000	5.000%, 05/15/20 Series 2007 A
	AGMC Insured	Aa3/NR/NR	26,207
	Total Public School		5,234,407

	Water and Sewer (0.4%)
	Narragansett, Rhode Island Bay Commission
	Wastewater System
1,000,000	5.000%, 02/01/32 Series 2007 A
	NPFG Insured	NR/AA-/NR	1,036,030

	Other Revenue (0.2%)
	State of Rhode Island Depositors Economic
	Protection Corp.
250,000	5.750%, 08/01/21 Series A
	AGMC Insured ETM	NR/NR/NR*	305,725
215,000	6.375%, 08/01/22 Series A
	NPFG Insured ETM	NR/AA-/NR	277,688
	Total Other Revenue		583,413
	Total Pre-Refunded\Escrowed to Maturity
	Revenue Bonds		6,853,850
	Total Pre-Refunded\Escrowed to Maturity
	Bonds		7,866,710
	Total Municipal Bonds
	(cost $228,806,642)		240,708,546

17 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
		and Fitch
Shares	Short-Term Investment (2.1%)	(unaudited)	Value

5,169,500	Dreyfus Tax Exempt Cash Management
	Institutional Shares, 0.06%**
	(cost $5,169,500)	NR/Aaam/NR	$5,169,500

	Total Investments
	(cost $233,976,142-note 4)	98.9%	245,878,046
	Other assets less liabilities	1.1	2,645,154
	Net Assets	100.0%	$248,523,200

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	7.1%
Pre-refunded bonds\ ETM bonds††	3.3
Aa of Moody’s or AA of S&P or Fitch	63.5
A of Moody’s or S&P or Fitch	25.0
Baa of Moody’s or BBB of S&P or Fitch	1.1
100.0%

18 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

PORTFOLIO ABBREVIATIONS:
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BAMI - Build America Mutual Insurance
CIFG - CDC IXIS Financial Guaranty
ETM - Escrowed to Maturity
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity Bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

19 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016

ASSETS
Investments at value (cost $233,976,142)	$245,878,046
Interest receivable	3,089,493
Receivable for Fund shares sold	217,950
Other assets	32,507
Total assets	249,217,996
LIABILITIES
Payable for Fund shares redeemed	317,051
Dividends payable	199,005
Management fees payable	87,046
Distribution and service fees payable	990
Accrued expenses payable	90,704
Total liabilities	694,796
NET ASSETS	$248,523,200
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value
$0.01 per share	$227,505
Additional paid-in capital	237,649,353
Net unrealized appreciation on investments (note 4)	11,901,904
Accumulated net realized loss on investments	(1,310,530)
Undistributed net investment income	54,968
	$248,523,200

CLASS A
Net Assets	$132,943,784
Capital shares outstanding	12,170,244
Net asset value and redemption price per share	$10.92
Maximum offering price per share (100/96 of $10.92)	$11.38

CLASS C
Net Assets	$14,148,181
Capital shares outstanding	1,295,397
Net asset value and offering price per share	$10.92
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.92	*

CLASS I
Net Assets	$224,271
Capital shares outstanding	20,539
Net asset value, offering and redemption price per share	$10.92

CLASS Y
Net Assets	$101,206,964
Capital shares outstanding	9,264,318
Net asset value, offering and redemption price per share	$10.92

See accompanying notes to financial statements.

20 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2016

Investment Income:

Interest income		$8,397,613

Expenses:

Management fees (note 3)	$1,185,570
Distribution and service fees (note 3)	340,303
Transfer and shareholder servicing
agent fees (note 3)	129,143
Legal fees	103,786
Trustees’ fees and expenses (note 8)	90,698
Shareholders’ reports	25,495
Fund accounting fees	23,776
Auditing and tax fees	20,900
Custodian fees (note 6)	15,324
Registration fees and dues	14,939
Insurance	11,683
Chief compliance officer services (note 3)	7,444
Miscellaneous	34,352
Total expenses	2,003,413

Management fees waived (note 3)	(192,323)
Net expenses		1,811,090
Net investment income		6,586,523

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	705,921
Change in unrealized appreciation on
investments	1,916,904
Net realized and unrealized gain (loss) on
investments		2,622,825
Net change in net assets resulting from
operations		$9,209,348

See accompanying notes to financial statements.

21 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015

OPERATIONS:
Net investment income	$6,586,523	$7,012,579
Net realized gain (loss) from
securities transactions	705,921	4,250
Change in unrealized appreciation
on investments	1,916,904	6,990,048
Change in net assets from
operations	9,209,348	14,006,877

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(3,513,312)	(3,783,094)

Class C Shares:
Net investment income	(288,359)	(356,829)

Class I Shares:
Net investment income	(6,095)	(7,718)

Class Y Shares:
Net investment income	(2,772,540)	(2,854,636)
Change in net assets from
distributions	(6,580,306)	(7,002,277)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	34,649,255	27,722,713
Reinvested dividends and
distributions	3,058,596	3,099,567
Cost of shares redeemed	(26,365,615)	(24,704,007)
Change in net assets from
capital share transactions	11,342,236	6,118,273

Change in net assets	13,971,278	13,122,873

NET ASSETS:
Beginning of period	234,551,922	221,429,049

End of period*	$248,523,200	$234,551,922

* Includes undistributed net investment income of:	$54,968	$48,751

See accompanying notes to financial statements.

22 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

1. Organization

Aquila Narragansett Tax-Free Income Fund (the “Fund”), a series of Aquila Municipal Trust and a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

 Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

23 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2016:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices - Short-Term Investment	$5,169,500
Level 2 – Other Significant Observable
Inputs – Municipal Bonds	240,708,546
Level 3 – Significant Unobservable Inputs	–
Total	$245,878,046

*See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2013–2015) or expected to be taken in the Fund’s 2016 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

24 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2016, the Fund decreased additional paid-in capital by $73,498 and increased accumulated net realized loss on investments by $73,498. These reclassifications had no effect on net assets or net asset value per share.

i)
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)
In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

3. Fees and Related Party Transactions

a) Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

25 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets.

The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.69% for Class C Shares, 0.98% for Class I Shares and 0.69% for Class Y Shares through September 30, 2016. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2016, the Fund incurred management fees of $1,185,570 of which $192,323 was waived, which included supplemental fee waivers above and beyond the contractual expense cap.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

Effective March 1, 2016, Aquila Distributors, Inc. merged its assets, liabilities and operations with and into Aquila Distributors LLC, which at such time, became the principal underwriter of the Fund. There was no change in control or management, no automatic assignment or termination of agreements, and no change in the capitalization, operations, business or business plans as a result of the merger (individually and collectively both firms shall be referred to as the “Distibutor”).

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by the Distributor, including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2016, distribution fees on Class A Shares amounted to $190,014, of which the Distributor retained $13,005.

26 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2016, amounted to $112,543. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2016, amounted to $37,514 The total of these payments with respect to Class C Shares amounted to $150,057, of which the Distributor retained $38,128.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2016, these payments were made at the average annual rate of 0.35% of such net assets amounting to $813 of which $232 related to the Plan and $581 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2016, total commissions on sales of Class A Shares amounted to $296,440, of which the Distributor received $28,090.

4. Purchases and Sales of Securities

During the year ended March 31, 2016, purchases of securities and proceeds from the sales of securities aggregated $51,378,357 and $43,958,431, respectively.

At March 31, 2016, the aggregate tax cost for all securities was $233,938,025. At March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $11,941,360 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,339 for a net unrealized appreciation of $11,940,021.

27 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2016, the Fund had all of its net assets invested in the securities of Rhode Island issuers.

6. Expenses

The Fund negotiated an expense offset arrangement with its prior custodian wherein it received credit toward the reduction of custodian fees and other Fund expenses whenever there were uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

28 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,715,927	$18,478,923	986,341	$10,539,393
Reinvested distributions	200,947	2,161,609	202,205	2,165,832
Cost of shares redeemed	(1,319,865)	(14,154,270)	(1,012,586)	(10,832,567)
Net change	597,009	6,486,262	175,960	1,872,658
Class C Shares:
Proceeds from shares sold	307,844	3,302,093	230,654	2,470,639
Reinvested distributions	14,299	153,694	20,437	218,769
Cost of shares redeemed	(533,097)	(5,721,400)	(280,713)	(3,006,413)
Net change	(210,954)	(2,265,613)	(29,622)	(317,005)
Class I Shares:
Proceeds from shares sold	—	—	—	—
Reinvested distributions	567	6,095	720	7,724
Cost of shares redeemed	(1,801)	(19,554)	(3,885)	(41,779)
Net change	(1,234)	(13,459	(3,165)	(34,055)
Class Y Shares:
Proceeds from shares sold	1,194,410	12,868,239	1,374,910	14,712,681
Reinvested distributions	68,471	737,198	65,974	707,242
Cost of shares redeemed	(601,631)	(6,470,391)	(1,013,297)	(10,823,248)
Net change	661,250	7,135,046	427,587	4,596,675
Total transactions in Fund
shares	1,046,071	$11,342,236	570,760	$6,118,273

8. Trustees’ Fees and Expenses

For the year ended March 31, 2016, there were 11 Trustees, one of whom is affiliated with the Manager and is not paid any fees, and two of whom retired and were not replaced as of the close of the fiscal year. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2016 was $73,664. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2016 , such meeting-related expenses amounted to $17,034.

29 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

9. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

At March 31, 2016, the Fund had a capital loss carryover of $1,310,603 which is short-term and has no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2016	March 31, 2015
Net tax-exempt income	$6,580,306	$6,990,708
Ordinary Income	----	11,570
	$6,580,306	$7,002,278

30 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$215,929
Accumulated net realized loss	(1,310,603)
Unrealized appreciation	11,940,021
Other temporary differences	(199,005)
$10,646,342

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the amortization of discount securities.

31 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$10.81	$10.48	$10.79		$10.78		$10.51	$10.64
Income (loss) from investment operations:
Net investment income(1)	0.30	0.33	0.35		0.26		0.37	0.39
Net gain (loss) on securities (both
realized and unrealized)	0.11	0.33	(0.31)		0.02		0.27	(0.13)
Total from investment operations	0.41	0.66	0.04		0.28		0.64	0.26
Less distributions (note 9):
Dividends from net investment income	(0.30)	(0.33)	(0.35)		(0.27)		(0.37)	(0.39)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.30)	(0.33)	(0.35)		(0.27)		(0.37)	(0.39)
Net asset value, end of period	$10.92	$10.81	$10.48		$10.79		$10.78	$10.51
Total return(not reflecting sales charge)	3.85%	6.35%	0.42%		2.53	%(2)	6.15%	2.48%
Ratios/supplemental data
Net assets, end of period (in millions)	$133	$125	$119		$143		$146	$150
Ratio of expenses to average net assets	0.77%	0.76%	0.79	%(4)	0.77	%(3)	0.71%	0.62%
Ratio of net investment income to
average net assets	2.78%	3.07%	3.34	%(4)	3.22	%(3)	3.45%	3.68%
Portfolio turnover rate	19%	8%	15%		8	%(2)	11%	9%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.85%	0.88%	0.92	%(4)(5)	0.90	%(3)	0.87%	0.84%
Ratio of net investment income to
average net assets	2.70%	2.95%	3.21	%(4)(5)	3.09	%(3)	3.29%	3.46%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.77%	0.76%	0.79	%(4)	0.77	%(3)	0.71%	0.62%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.88% and 3.25%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

32 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$10.81	$10.48	$10.79		$10.78		$10.51	$10.64
Income (loss) from investment operations:
Net investment income(1)	0.21	0.24	0.26		0.19		0.28	0.30
Net gain (loss) on securities (both
realized and unrealized)	0.11	0.33	(0.31)		0.02		0.27	(0.13)
Total from investment operations	0.32	0.57	(0.05)		0.21		0.55	0.17
Less distributions (note 9):
Dividends from net investment income	(0.21)	(0.24)	(0.26)		(0.20)		(0.28)	(0.30)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.21)	(0.24)	(0.26)		(0.20)		(0.28)	(0.30)
Net asset value, end of period	$10.92	$10.81	$10.48		$10.79		$10.78	$10.51
Total return(not reflecting sales charge)	2.97%	5.45%	(0.43)%		1.88	%(2)	5.25%	1.62%
Ratios/supplemental data
Net assets, end of period (in millions)	$14	$16	$16		$22		$21	$24
Ratio of expenses to average net assets	1.62%	1.61%	1.64	%(4)	1.62	%(3)	1.57%	1.47%
Ratio of net investment income to
average net assets	1.93%	2.22%	2.49	%(4)	2.37	%(3)	2.60%	2.83%
Portfolio turnover rate	19%	8%	15%		8	%(2)	11%	9%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.70%	1.73%	1.77	%(4)(5)	1.75	%(3)	1.72%	1.69%
Ratio of net investment income to
average net assets	1.85%	2.10%	2.36	%(4)(5)	2.24	%(3)	2.45%	2.61%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.62%	1.61%	1.64	%(4)	1.62	%(3)	1.57%	1.47%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.73% and 2.40%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

33 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$10.80	$10.47	$10.79		$10.78		$10.51	$10.63
Income (loss) from investment operations:
Net investment income(1)	0.28	0.31	0.33		0.25		0.35	0.37
Net gain (loss) on securities (both
realized and unrealized)	0.12	0.33	(0.32)		0.01		0.27	(0.12)
Total from investment operations	0.40	0.64	0.01		0.26		0.62	0.25
Less distributions (note 9):
Dividends from net investment income	(0.28)	(0.31)	(0.33)		(0.25)		(0.35)	(0.37)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.28)	(0.31)	(0.33)		(0.25)		(0.35)	(0.37)
Net asset value, end of period	$10.92	$10.80	$10.47		$10.79		$10.78	$10.51
Total return	3.80%	6.20%	0.17%		2.41	%(2)	5.99%	2.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.2	$0.2	$0.3		$0.3		$0.3	$0.3
Ratio of expenses to average net assets	0.92%	0.90%	0.94	%(4)	0.93	%(3)	0.87%	0.78%
Ratio of net investment income to
average net assets	2.63%	2.93%	3.18	%(4)	3.07	%(3)	3.29%	3.25%
Portfolio turnover rate	19%	8%	15%		8	%(2)	11%	9%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.00%	1.02%	1.07	%(4)(5)	1.06	%(3)	1.02%	1.00%
Ratio of net investment income to
average net assets	2.55%	2.81%	3.05	%(4)(5)	2.94	%(3)	3.14%	3.30%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.92%	0.90%	0.94	%(4)	0.93	%(3)	0.87%	0.78%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.03% and 3.09%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

34 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL ENDED HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year	Year	Year		Nine Months		Year Ended June 30,
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$10.81	$10.48	$10.79		$10.78		$10.51	$10.64
Income (loss) from investment operations:
Net investment income(1)	0.31	0.34	0.36		0.28		0.38	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.11	0.33	(0.31)		–		0.27	(0.13)
Total from investment operations	0.42	0.67	0.05		0.28		0.65	0.27
Less distributions (note 9):
Dividends from net investment income	(0.31)	(0.34)	(0.36)		(0.27)		(0.38)	(0.40)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.31)	(0.34)	(0.36)		(0.27)		(0.38)	(0.40)
Net asset value, end of period	$10.92	$10.81	$10.48		$10.79		$10.78	$10.51
Total return	4.01%	6.51%	0.56%		2.65	%(2)	6.31%	2.64%
Ratios/supplemental data
Net assets, end of period (in millions)	$101	$93	$86		$93		$82	$67
Ratio of expenses to average net assets	0.62%	0.61%	0.64	%(4)	0.62	%(3)	0.57%	0.47%
Ratio of net investment income to
average net assets	2.92%	3.22%	3.48	%(4)	3.37	%(3)	3.59%	3.83%
Portfolio turnover rate	19%	8%	15%		8	%(2)	11%	9%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.70%	0.73%	0.77	%(4)(5)	0.75	%(3)	0.72%	0.69%
Ratio of net investment income to
average net assets	2.84%	3.10%	3.35	%(4)(5)	3.24	%(3)	3.43%	3.61%

Expense ratios after giving effect to the contractual expense cap, additional voluntary fee waivers and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.62%	0.61%	0.64	%(4)	0.62	%(3)	0.57%	0.47%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.39%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

35 | Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1) and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee (5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

36 | Aquila Narragansett Tax-Free Income Fund

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Lowis & Gellen since December 2015; Partner, Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

37 | Aquila Narragansett Tax-Free Income Fund

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

38 | Aquila Narragansett Tax-Free Income Fund

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

39 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013); Aquila Funds Trust (since 2013); Aquila Tax-Free Trust of Arizona (since 2010) and Vice President, (2004-2010); Aquila Three Peaks High Income Fund (since 2006); Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010); Aquila Three Peaks Opportunity Growth Fund (2004-2013); and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

40 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona since 1986, Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, (since 2011), and Tax-Free Fund For Utah (since 2009)

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; and all Funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

41 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013; Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

42 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

___________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

43 | Aquila Narragansett Tax-Free Income Fund

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (“12b-1”) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below is based on an investment of $1,000 invested on October 1, 2015 and held for the six months ended March 31, 2016.

Actual Expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2016

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	3.14%	$1,000.00	$1,031.40	$3.91
Class C	2.71%	$1,000.00	$1,027.10	$8.21
Class I	3.17%	$1,000.00	$1,031.70	$4.67
Class Y	3.23%	$1,000.00	$1,032.30	$3.15

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.77%, 1.62%, 0.92% and 0.62% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

44 | Aquila Narragansett Tax-Free Income Fund

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.15	$3.89
Class C	5.00%	$1,000.00	$1,016.90	$8.17
Class I	5.00%	$1,000.00	$1,020.40	$4.65
Class Y	5.00%	$1,000.00	$1,021.90	$3.13

(1)
Expenses are equal to the annualized expense ratio of 0.77%, 1.62%, 0.92% and 0.62% for the Trust’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

45 | Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Shareholder Meeting Results (unaudited)

A Special Meeting of Shareholders of Aquila Narragansett Tax-Free Income Fund (the “Fund”) was held on December 1, 2015. The holders of shares representing approximately 60% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matter was voted upon and approved by the shareholders (the resulting votes are presented below).

Dollar Amount of Votes:

1. To act on a new Sub-Advisory Agreement

For	Against	Abstain
$139,870,903	$726,415	$1,779,297

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2015, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2016, $6,580,306 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 100% of total dividends paid, were exempt-interest dividends.

Prior to February 15, 2017, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2016 calendar year.

46 | Aquila Narragansett Tax-Free Income Fund

(THIS PAGE INTENTIONALLY LEFT BLANK)

Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
CITIZENS INVESTMENT ADVISORS,
A DEPARTMENT OF CITIZENS BANK, N. A.
One Citizens Plaza
Providence, Rhode Island 02903

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President
and Secretary
Marie E. Aro, Senior Vice President
Stephen J. Caridi, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Distributor
AQUILA DISTRIBUTORS LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
BNY MELLON
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

Annual Report March 31, 2016

Aquila Tax-Free Fund of Colorado “The Importance of Infrastructure” Serving Colorado investors since 1987

May, 2016

Dear Fellow Shareholder:

For nearly three decades we have sought to give you as comprehensive a picture of your Fund as possible by highlighting, in each report letter, a topic we believe you will find of interest.

This year’s focus will be upon benefits not only to you, as individual shareholders, but also to the overall quality of life in Colorado – infrastructure development and enhancement.

More than likely, when you decided to invest in Aquila Tax-Free Fund of Colorado, you were seeking double tax-free income and capital preservation - the two components of your Fund’s investment objective.

The benefit you may not have considered -- when you invested in the Fund -- was that Aquila Tax-Free Fund of Colorado would not only provide you with tax-free income, but it would also provide benefits to others within your community and throughout Colorado. These broader benefits are derived from the fact that municipal bonds, such as those in which your Fund invests, serve as the primary source of funding for our infrastructure.

While infrastructure is a relatively vague term, it is, in fact, vital to our economy. Infrastructure comprises the fundamental structures, systems and facilities that serve our nation and local communities and enable our economy to function smoothly. When you translate the word “infrastructure” into such commonly used words as roads, bridges, water facilities, pollution control, airports, schools, hospitals and fire and police stations, then you begin to more fully appreciate its significance.

We oftentimes take for granted a broad variety of public projects, fully expecting them to be there, day after day and year after year. We never really think about the fact that they might not be available were it not for municipal bond financing.

These projects and facilities are not the kind of items which are expendable or used up in a year or so and which towns and cities put in their yearly operating budgets. Rather, because they are there for the longer-term convenience, economic development and quality of life of the citizens of the community, they are rightfully financed by intermediate to long-term municipal obligations.

Your money invested in Aquila Tax-Free Fund of Colorado goes toward buying those municipal bonds, which in turn finance these long-term facilities and projects from which we all benefit.

NOT A PART OF THE ANNUAL REPORT

Given the criticality of infrastructure to our daily needs and our overall economy, it is important to not only maintain our current infrastructure but to enhance it in anticipation of future population growth. So, for example, by maintaining and enhancing our roadways, we can improve traffic flow and reduce consumption of fuel. Furthermore, by maintaining and enhancing our infrastructure, we can hopefully avoid future crises that could result from decrepit infrastructure.

A number of organizations have commented upon or assessed the state of our nation’s infrastructure. One such group is the American Society of Civil Engineers (“ASCE”), the oldest national engineering society in the U.S.

Every four years, ASCE publishes a comprehensive assessment – a report card – of the nation’s major infrastructure. The most recent 2013 report gives an overall grade of D+. This was a slight improvement over the 2009 overall grade of D, which is defined as poor: at risk, with many elements approaching the end of their service life. The report also provides grades across 16 categories, including roads, bridges, dams, drinking water, wastewater, schools, inland waterways, rail and ports, taking into consideration such factors as capacity, condition, future need and public safety.

Now, some might view this type of report with skepticism. For example, is it really appropriate to rate old infrastructure using current health and safety standards that are significantly different from those that existed when much of our infrastructure was originally built? And, clearly there is the potential for conflicts of interest with a report written by engineers on matters which may impact their livelihood.

At the same time, such reports can be useful in that they may serve as a wake-up call or reminder to us all. Similar reports of note include:

•	a 60 Minutes report entitled “Falling Apart: America’s Neglected Infrastructure;”

•	Move:Putting America’s Infrastructure Back in the Lead by Rosabeth Moss Kanter of Harvard Business School;

•	The Road Taken:The History and Future of America’s Infrastructure by Duke University’s Henry Petrowski; and,

•	It’s Time for States to Invest in Infrastructure by the Center on Budget and Policy Priorities.

As the population and economy of Colorado grow, new and additional municipal projects are needed for the benefit of the citizens of Colorado and the various communities throughout the state. Without prioritization of infrastructure needs, conditions could very well deteriorate and, ultimately, this could place a drag on our economy.

These projects include a whole array of useful public purpose works and are financed through municipal bond investments, such as your investments in the Fund. In essence, your money has helped pay for that new road, airport, school, etc. that you and your neighbors now depend upon and enjoy.

Just as the needs of Colorado are many and varied, so, too, are the securities that make up Aquila Tax-Free Fund of Colorado’s portfolio of investments. You might be interested to know that included in the Fund’s March 31, 2016 portfolio were 165 separate municipal issues representing participation in many of Colorado’s major municipal projects throughout the state. So, as an investor in Aquila Tax-Free Fund of Colorado, you can take pride in knowing that you are playing a vital role and a very real part in maintaining, and enhancing, the quality of life for your family, friends, neighbors and future generations of Coloradans.

NOT A PART OF THE ANNUAL REPORT

In summary, we are very proud of the fact that Aquila Tax-Free Fund of Colorado has, in our view, not only met its investment objective of providing you with as high a level of tax-free income as is consistent with preservation of capital, but that your Fund has also served thousands of residents and local projects very well over the years through its support of Colorado’s vital infrastructure.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion Serving Colorado investors since 1987

National

Oil markets, geopolitical climate, U.S. Presidential race, Chinese economy and continuing saga of the Euro all contributed to the unease investors felt over much of 2015. Japan’s central bank (Bank of Japan) gave investors even more to think about when they surprised financial markets with the adoption of a negative interest rate policy (“NIRP”). Once thought to be unlikely, NIRPs have now been deployed by several central banks, including Switzerland, Sweden, Denmark, the Eurozone, and now Japan in an attempt to fight deflationary forces, weaken their currencies and stimulate growth.

Prior to the Federal Reserve (the “Fed”) raising rates in December, the capital markets were relatively calm in 2015. The Fed capped a year’s worth of expectation with a single rate increase late in 2015. The long anticipated Fed Funds rate increase had the effect of flattening the yield curve, with most of the impact absorbed by the short end of the curve; the 2-year Treasury yield rose 39 basis (a basis point is equal to 100th of 1% or 0.01%) points to 1.05%. Early in 2016, concerns that a combination of lower oil prices and further weakness in China's growth and currency ignited fears of spillover effects, including possible emerging market turmoil and even recession. Oil prices were driven lower, due to oversupply following years of high investment and steady demand, resulting in reductions to both capital spending and rig counts. While we believe it is likely the oil surplus will shrink as marginal, high-cost production is idled, inventories remain stubbornly at their highs.

Treasury bills and money market equivalent yields, while sensitive to Fed policy, have also been supported by flight to quality flows as foreign economies and political environments generally remain vulnerable to downturns and uprisings. In recent months the primary drivers of price performance have become longer-term bonds as investors have extended seeking higher yields. The yield on the 10-year Treasury bond, for example, fell 50 basis points to end the first quarter of 2016 at 1.77%. Overall, the bond market experienced a strong start to 2016 as evidenced by declining interest rates and improved price performance across the bond spectrum.

National Municipal Market

Municipal bond fund flows were healthy for 2015, adding over $13 billion for the year. These inflows, and a diminished new issue calendar, contributed to positive returns and relatively high municipal bond valuations going into year end. Though many market participants were concerned about reduced participation by banks due to certain provisions under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Reserve’s Flow of Funds Report on Municipal Bond Ownership shows that banks, have in fact, continued to add to their municipal bond portfolios. On April 1, 2016, the Federal Reserve Board finalized a rule to include certain U.S. general obligation state and municipal securities in the range of assets large banking organizations may use to satisfy liquidity requirements. The Household sector, however, continues to be the largest participant in the municipal market, with over 41% of the $3.7 trillion in municipal bonds outstanding at the end of 2015.

1 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

Despite high levels of demand, 2016 municipal bond issuance has been relatively low to date. While national issuance has improved on a month-over-month basis for each of the first three months, March issuance was approximately 14% below 2015 levels. A combination of reduced supply, higher tax rates in some states, and relatively few national fiscal challenges have collectively renewed demand for the municipal sector. Municipal bond issuance has, however, been slow to bounce back, despite temptingly low interest rates for issuers. Although the economy has generally improved and local governments have been adding to payrolls, and we are observing improved reserve levels, issuers remain cautiously conservative about encumbering new debt. Approximately 50% of bonds issued last year were for the purpose of achieving debt service savings by refunding existing debt. As a result, the stock of refundable bonds has been largely depleted during this extended period of historically low rates. At the time of this report, current expectation is for issuance to increase in April with continued momentum heading into summer. Despite improved issuance levels, we would expect additional supply to be easily digested by the market due to pent-up demand, particularly following tax season.

Although there remain pockets of risk in the municipal bond market, in general we find that municipal bond issuers are relatively stable and are benefitting from the effects of the economic expansion. Notwithstanding the attention-grabbing headlines surrounding the credit challenges for Puerto Rico, Illinois & others, “actual” municipal bond defaults registered their lowest point since 2009, over the past year. Although the market is currently treating these incidents as isolated, they have the potential to create volatility. Moreover, virtually all the $3.85 billion in defaults in 2015 were concentrated in “risky sectors” (retirement, local housing, land secured, etc.), which are very project-specific, and not the broadly supported or “essential services” which generally offer greater investor security. This belies the continued concerns over growing pension and retirement obligation funding as state and local governments manage budgets in a slow growth recovery.

Local Municipal Market

Colorado’s economic growth has slowed over the past year. Employment growth remains positive, but has moderated during 2015. Nevertheless, Colorado still has among the lowest unemployment numbers in the country and March marks the 53rd straight month of job gains. Unemployment is currently at the lowest level for the State since achieving 2.8% in February 2001. Unemployment dipped a tenth of a point in March to 2.9%, despite layoffs in the energy sector. The number of drilling rigs fell by more than half from 37 in March 2015 to 17 in March 2016. Low oil and gas prices are expected to continue in 2016. However, Colorado’s economy has diversified significantly over the past decade and is now, we believe, more resilient to changes in the energy sector.

While the slowdown in the energy sector has not had a significant impact on employment, it has reduced spending and income. As a result, the State’s March 2016 Revenue Forecast for General Fund revenues is $9.96 billion, down 4.9% from the December 2015 Revenue Forecast. General Fund revenue growth is expected to rebound moderately in fiscal year 2016-17 from continued economic expansion and as some of the factors weighing on revenue collections this fiscal year abate. Weaker global conditions may also impact Colorado, but the State’s relatively low exposure to international markets and its diversified economy should bolster against a significant impact.

2 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

Due to limited housing supply and the State’s strong population growth, Colorado real estate has demonstrated consistent gains over the past year. Home prices across the state increased at one of the highest rates in the nation in 2015. According to data released by S&P/Case-Shiller, Denver was third in the nation for home price growth in 2015. In March 2016, the state-wide median price for single-family homes rose to $319,000, an increase of 8% over March 2015. Over the past year, prices have increased 9% in the metro Denver area, and 9% in the region that includes Boulder, Broomfield, Larimer and Weld Counties.

We continue to have concerns regarding the funding level of Colorado’s Public Employees Retirement Association (“PERA”) which is currently 62.3%. In 2015, Colorado PERA concluded an asset-liability study and revised its long-term asset allocation policy. PERA is taking these steps with the goal to eliminate all unfunded liabilities and achieve full funding of its various divisions, which is currently estimated to be 25-years out for the local government division. As a result of our concerns about PERA’s relatively low funding levels, our credit research includes a review of each issuer’s local pension exposure. However, unlike many states, the State of Colorado does not have outstanding general obligation bonds that could potentially conflict with pension funding.

Municipal bond issuance in Colorado increased by 31.6% from 2014 to 2015 and 54% year-over-year through March, with $1.5 billion issued over the past 12-months. For the first three months of 2016, the bond calendar was driven by a substantial $1.2 billion of bonds approved at the November, 2015 election. Notable issues from the past year, which the Fund has participated in, include the $25 million Arapahoe County School District No. 1, $40 million University of Denver Revenue Bonds, $397 million for the City and County of Denver expansion of the National Western Complex and Denver Convention Center, the $194 million Regional Transportation District, and the $160 million Brighton School District. Refunding bonds continue to play a significant role in issuance, although voter approved general obligations are picking-up and boosting issuance.

Fund Performance

The total return for the Aquila Tax-Free Fund of Colorado (the “Fund”) Class A share based on net asset value (“NAV”) was 3.20% for the year ended March 31, 2016. The Barclays Quality Intermediate Index returned 3.16% for the same period. Portfolio factors with unfavorable Index comparisons were higher exposure to pre-refunded bonds, higher average credit quality, and reduced commitment to the health care sector. As a part of our overall portfolio strategy we have purposely maintained a heightened exposure to pre-refunded bonds as a source for liquidity and current yield. Characteristics that provided favorable comparisons to the Index included higher concentration in 8 to 12-year maturities and higher exposure to bonds callable in 6 years or less.

Fund Strategy

The portfolio characteristics became slightly more defensive with the weighted average maturity declining to 7.90 years at March 31, 2016. Credit quality has remained very high with 82% of the portfolio rated AA or higher, and almost 20% of holdings were pre-refunded. Tight supply and declining interest rates have pushed down yields on longer maturity, lower quality bonds as investors have stretched for yield to meet their income requirements. Having raised the Fed Fund rate just once during 2015, the Fed now seems content to let the Fed Funds rate remain where it is until they have a clearer picture of how global economic and political developments will settle out. We contend that now is not the time to add additional risk to fixed income portfolios as we approach a cyclical low in interest rates, and the compensation for risk has declined. While it is possible the Federal Reserve will raise short term interest rates again in June, the market has anticipated this event and it should not, in our view, be a major disruption. We do not expect a sharp rise in interest rates this year, but rather a slight upward bias in shorter maturities driven by Federal Reserve activities. This could allow us to take advantage of higher yields by replacing some securities that we purchased during the very low interest rate environment of the past 3 years.

3 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

The Fund currently benefits from legacy holdings purchased in higher interest rate environments. These high quality, liquid securities provide an attractive current yield for our shareholders as well as offering the flexibility to reinvest in higher yielding bonds should interest rates rise. We intend to continue our defensive investment strategy by striving to maintain an intermediate average portfolio maturity, emphasizing investment grade credit quality, and a balanced exposure to callable bonds. Furthermore, we intend to continue to perform in-depth credit research on all portfolio holdings, as we believe it is critical during the current rapidly changing economic environment.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low , so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely a ected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be a ected significantly by adverse economic, political or other events a ecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado for the 10-year period ended March 31, 2016 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2016
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	(0.92)%	3.76%	3.72%	5.11%
Without Sales Charge	3.20	4.61	4.15	5.26

Class C since 4/30/96
With CDSC*	1.16	3.62	3.16	3.38
Without CDSC	2.18	3.62	3.16	3.38

Class Y since 4/30/96
No Sales Charge	3.24	4.65	4.20	4.53

Barclays Capital Index	3.16	4.07	4.48	5.48	(Class A)
				4.77	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund of Colorado:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Fund of Colorado as of March 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the three month period ended March 31, 2013 and each of the two years in the period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Fund of Colorado as of March 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2016

6 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (23.8%)	(unaudited)	Value

	Hospital (0.7%)
	Rangely, Colorado Hospital District
	Refunding
$2,000,000	5.500%, 11/01/22	Baa1/NR/NR	$2,353,480

	Metropolitan District (2.9%)
	Denver, Colorado Urban Renewal
	Authority, Tax Increment Revenue,
	Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/A-	3,105,206
	Denver, Colorado Urban Renewal
	Authority, Tax Increment Revenue,
	Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,257,200
	Hyland Hills Metro Park & Recreation
	District, Colorado
875,000	4.375%, 12/15/26 ACA Insured	NR/NR/NR*	910,621
	Meridian Metropolitan District, Colorado
	Refunding Series A
1,645,000	4.500%, 12/01/23	NR/A-/A	1,867,618
	Poudre Tech Metropolitan District,
	Colorado Unlimited Property Tax
	Supported Revenue Refunding &
	Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA/NR	2,264,520
	Total Metropolitan District		9,405,165

	School Districts (19.8%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa2/AA-/NR	3,761,130
1,000,000	5.000%, 12/15/25	Aa2/AA-/NR	1,280,400
	Adams County, Colorado School
	District #50
1,000,000	4.000%, 12/01/23	Aa2/AA-/NR	1,155,030
3,000,000	4.000%, 12/01/24	Aa2/AA-/NR	3,432,420
	Adams & Weld Counties, Colorado
	School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA-/NR	1,259,711
2,000,000	5.000%, 12/01/24	Aa2/AA-/NR	2,424,840

7 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	Adams & Weld Counties, Colorado
	School District #27J (continued)
$1,000,000	5.000%, 12/01/25	Aa2/AA-/NR	$1,266,390
1,060,000	5.000%, 12/01/28	Aa2/AA-/NR	1,334,752
3,895,000	5.000%, 12/01/29	Aa2/AA-/NR	4,858,156
	Arapahoe County, Colorado School
	District #001 Englewood
3,235,000	5.000%, 12/01/27	Aa2/NR/NR	3,871,907
1,465,000	5.000%, 12/01/27†††	Aa2/NR/NR	1,808,499
	Arapahoe County, Colorado School
	District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,269,190
	Boulder Larimer & Weld Counties,
	Colorado
2,000,000	5.000%, 12/15/27	Aa2/AA/NR	2,514,280
	Boulder Larimer & Weld Counties,
	Colorado Series A
2,000,000	5.000%, 12/15/24	Aa2/AA/NR	2,536,840
	Denver, Colorado City & County School
	District No. 1
3,000,000	4.000%, 12/01/26	Aa2/AA/AA+	3,415,650
	Denver, Colorado City & County School
	District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa2/AA/AA+	2,540,160
4,000,000	5.000%, 12/01/27	Aa2/AA/AA+	5,007,040
	Eagle County School District, Colorado,
	Eagle, Garfield & Routt School District
	#50J
1,170,000	5.000%, 12/01/25	Aa2/AA-/NR	1,446,026
	El Paso County, Colorado School District
	#20 Refunding
1,945,000	4.375%, 12/15/23	Aa2/NR/NR	2,251,376
	Garfield, Pitkin, & Eagle Counties,
	Colorado
	School District #RE-1 Roaring Fork
1,600,000	5.000%, 12/15/27	Aa2/NR/NR	2,021,056

8 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	La Plata County, Colorado School District
	#9-R Durango Refunding
$3,000,000	4.500%, 11/01/23	Aa2/NR/NR	$3,491,580
	Larimer County, Colorado School
	District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa2/NR/NR	1,251,150
	Larimer, Weld & Boulder Counties,
	Colorado School District No. R-2J,
	Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,751,370
750,000	4.500%, 12/01/26	Aa3/NR/NR	889,155
	Mesa County, Colorado Valley School
	District No. 051, Grand Junction
	Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,741,930
	San Miguel County, Colorado School
	District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa2/AA/NR	1,335,071
	Summit County, Colorado School District
	No. RE 1 Refunding
2,000,000	4.000%, 12/01/24	Aa1/NR/NR	2,226,440
	Total School Districts		64,141,549

	Water & Sewer (0.4%)
	Central Colorado Water Conservancy
	District, Adams Morgan & Weld
	Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,433,340
	Total General Obligation Bonds		77,333,534

	Revenue Bonds (53.2%)

	Airport (3.4%)
	Denver, Colorado City & County Airport
	Revenue System, Series A
4,340,000	5.000%, 11/15/24	A1/A+/A+	5,043,688
1,210,000	5.250%, 11/15/28	A1/A+/A+	1,381,275
3,000,000	5.250%, 11/15/29	A1/A+/A+	3,423,510

9 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Airport (continued)
	Walker Field, Colorado Public Airport
	Authority Airport Revenue
$1,000,000	5.000%, 12/01/22	Baa2/NR/NR	$1,048,420
	Total Airport		10,896,893

	City & County (1.0%)
	Boulder, Colorado Open Space Capital
	Improvement Trust Fund
2,530,000	5.000%, 12/15/27	NR/AA/NR	3,200,880

	Electric (2.7%)
	Colorado Springs, Colorado Utilities
	Revenue Refunding Series A
1,000,000	5.000%, 11/15/27	Aa2/AA/AA	1,252,170
295,000	4.750%, 11/15/27	Aa2/AA/NR	332,232
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A-1
1,000,000	4.000%, 11/15/26	Aa2/AA/AA	1,110,500
1,000,000	4.000%, 11/15/27	Aa2/AA/AA	1,102,510
	Colorado Springs, Colorado Utilities
	Revenue Refunding Series B
2,600,000	5.000%, 11/15/23	Aa2/AA/AA	3,246,724
420,000	5.250%, 11/15/23 (unrefunded
	portion)	Aa2/AA/NR	467,851
	Colorado Springs, Colorado Utilities
	Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA/AA	1,323,664
	Total Electric		8,835,651

	Higher Education (12.8%)
	Colorado Educational & Cultural Facility
	Authority, Student Housing - Campus
	Village Apartments Refunding
2,935,000	5.375%, 06/01/28	NR/A/NR	3,137,163
	Colorado Educational & Cultural Facility
	Authority, University Corp. Atmosphere
	Project, Refunding
1,700,000	5.000%, 09/01/22	A2/A+/NR	1,952,722

10 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Colorado Educational & Cultural Facility
	Authority, University Corp. Atmosphere
	Project, Refunding (continued)
$1,635,000	5.000%, 09/01/28	A2/A+/NR	$1,868,298
	Colorado Educational & Cultural Facility
	Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	951,166
4,000,000	5.250%, 03/01/25 NPFG Insured	A1/AA-/NR	4,977,920
	Colorado Educational & Cultural Facility
	Authority Refunding, University of
	Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/AA-/NR	1,263,000
	Colorado State Board of Governors
	University Enterprise System, Series A
2,300,000	5.000%, 03/01/25	Aa2/AA-/NR	2,736,103
	Colorado State Board of Governors
	University Enterprise System, Series C
2,905,000	5.000%, 03/01/26	Aa2/AA-/NR	3,634,155
	University of Colorado Enterprise System
1,270,000	5.000%, 06/01/25	Aa2/NR/AA+	1,580,223
	University of Colorado Enterprise System
	Series A
2,000,000	4.750%, 06/01/27	Aa2/NR/AA+	2,320,200
2,620,000	5.000%, 06/01/29	Aa2/NR/AA+	3,249,796
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa2/NR/AA+	1,474,948
	University of Colorado Enterprise System,
	Refunding, Series B
1,680,000	4.000%, 06/01/23	Aa2/NR/AA+	1,843,582
	University of Northern Colorado Greeley
	Institutional Enterprise Refunding,
	SHEIP, Series A
1,000,000	5.000%, 06/01/25	Aa2/AA-/NR	1,234,010
2,810,000	5.000%, 06/01/26	Aa2/AA-/NR	3,288,515
2,940,000	5.000%, 06/01/28	Aa2/AA-/NR	3,424,806
	Western State College, Colorado
	Institutional Enterprise, SHEIP, Series A
1,160,000	5.000%, 05/15/24	Aa2/AA-/NR	1,336,796

11 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Western State College, Colorado, SHEIP
$1,020,000	5.000%, 05/15/27	Aa2/AA-/NR	$1,141,329
	Total Higher Education		41,414,732

	Hospital (4.7%)
	Colorado Health Facility Authority
	Hospital Revenue, Evangelical
	Lutheran Project
450,000	5.250%, 06/01/19 (unrefunded
	portion)	Baa1/BBB+/NR	453,532
290,000	5.250%, 06/01/21 (unrefunded
	portion)	Baa1/BBB+/NR	292,268
575,000	5.250%, 06/01/24 (unrefunded
	portion)	Baa1/BBB+/NR	579,473
	Colorado Health Facility Authority
	Hospital Revenue, NCMC, Inc. Project
2,000,000	5.250%, 05/15/26 Series A
	AGMC Insured	NR/AA/A+	2,242,040
	Colorado Health Facility Authority
	Hospital Revenue, Valley View
	Hospital Association, Refunding
1,500,000	5.500%, 05/15/28	NR/A-/NR	1,632,390
	Colorado Health Facility Authority,
	Catholic Health Initiatives, Series D
2,000,000	5.000%, 10/01/16	A2/A/A+	2,040,900
1,000,000	6.000%, 10/01/23	A2/A/A+	1,127,890
	Colorado Health Facility Authority, Sisters
	Leavenworth, Refunding
3,000,000	5.250%, 01/01/25	Aa3/AA-/AA-	3,421,590
	Denver, Colorado Health & Hospital
	Authority Healthcare, Series A
	Refunding
2,000,000	5.000%, 12/01/18	NR/BBB/BBB+	2,053,060
1,500,000	5.000%, 12/01/19	NR/BBB/BBB+	1,539,990
	Total Hospital		15,383,133

12 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Housing (0.4%)
	Colorado Housing Finance Authority,
	Single Family Mortgage Class III Series A-5
$1,090,000	5.000%, 11/01/34	A2/A/NR	$1,117,762
	Colorado Housing and Finance Authority,
	Multi-Family Project C1-II Series A-2
320,000	5.400%, 10/01/29	Aa2/AA/NR	337,901
	Total Housing		1,455,663

	Lease (11.9%)
	Adams 12 Five Star Schools, Colorado COP
1,770,000	4.625%, 12/01/24	Aa3/A+/NR	1,918,751
500,000	5.000%, 12/01/25	Aa3/A+/NR	548,125
	Aurora, Colorado COP, Refunding Series A
1,500,000	5.000%, 12/01/26	Aa2/AA-/NR	1,699,785
	Brighton, Colorado COP Refunding SeriesA.
1,865,000	5.000%, 12/01/24 AGMC Insured	A1/AA/NR	2,142,027
	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa3/NR/NR	2,247,700
	Colorado Educational & Cultural Facilities
	Authority, Ave Maria School Project
	Refunding
1,000,000	4.850%, 12/01/25 AGC Insured	A3/AA/NR	1,047,330
	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,367,350
	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,850,517
	Colorado State Higher Education Capital
	Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	2,145,117
	Denver, Colorado City and County COP
	(Botanical Gardens)
2,015,000	5.250%, 12/01/22	Aa2/AA+/AA+	2,240,519
	Denver, Colorado City & County COP
	(Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,343,178
	Douglas County, Colorado COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,889,997

13 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease (continued))
	El Paso County, Colorado COP (Judicial
	Complex Project) Series A
$1,820,000	4.500%, 12/01/26 AMBAC Insured	NR/AA-/NR	$1,921,520
	Foothills Park and Recreation District,
	Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,691,549
	Garfield County, Colorado COP Public
	Library District
1,000,000	5.375%, 12/01/27	NR/A/NR	1,138,080
	Gypsum, Colorado COP
1,050,000	5.000%, 12/01/28	NR/A+/NR	1,114,837
	Jefferson County, Colorado School District
	No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/A+/NR	1,221,720
	Pueblo, Colorado COP (Police Complex
	Project)
2,170,000	5.500%, 08/15/22 AGC Insured	Aa3/AA/NR	2,385,481
	Rangeview Library District Project,
	Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa3/AA/NR	3,032,159
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,656,668
	Total Lease		38,602,410

	Sales Tax (5.3%)
	Boulder, Colorado General Fund Capital
	Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AA+/NR	2,543,653
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA-/NR	1,147,529
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/26 BAMAC Insured	A1/AA/NR	1,236,700
	Denver, Colorado City & County Dedicated
	Tax Refunding & Improvement, Series A
1,000,000	5.000%, 08/01/27†††	Aa3/AA-/AA	1,268,830
	Denver, Colorado City & County Excise
	Tax Refunding Series A
4,000,000	5.250%, 09/01/19 AGMC Insured	A1/AA/AA-	4,544,680

14 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Sales Tax (continued)
	Grand Junction, Colorado General Fund
$1,900,000	5.000%, 03/01/23	NR/AA/NR	$2,262,520
	Park Meadows Business Implementation
	District, Colorado Shared Sales Tax
1,500,000	5.300%, 12/01/27	NR/NR/NR*	1,557,720
	Pueblo, Colorado Urban Renewal Authority,
	Refunding & Improvement, Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,433,750
	Westminster, Colorado Economic
	Development Authority, Mandalay
	Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/A/NR	1,188,950
	Total Sales Tax		17,184,332

	Transportation (0.8%)
	Regional Transportation District, Colorado
	COP, Series A
2,000,000	5.000%, 06/01/26	Aa3/A/A	2,437,940

	Water & Sewer (9.2%)
	Arapahoe, Colorado Water & Wastewater
	Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,669,206
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,278,641
	Aurora, Colorado Water Improvement
	First Lien, Series A
1,250,000	5.000%, 08/01/25 AMBAC Insured	Aa2/NR/AA+	1,319,750
	Broomfield, Colorado Sewer and Waste
	Water
1,975,000	4.000%, 12/01/21 AGMC Insured	A2/NR/NR	2,220,058
1,550,000	5.000%, 12/01/24 AGMC Insured	A2/AA/NR	1,850,111
	Broomfield, Colorado Water Activity
	Enterprise
3,385,000	5.000%, 12/01/21	A1/NR/NR	4,025,036
	Colorado Water Resource & Power
	Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	1,184,647
2,675,000	5.000%, 09/01/16 NPFG Insured	A3/AA-/NR	2,683,239

15 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water & Sewer (continued)
	Colorado Water Resource & Power
	Development Authority (continued)
$1,855,000	5.000%, 09/01/17 NPFG Insured	A3/AA-/NR $	1,860,676
	Denver, Colorado City and County Board
	Water Commissioners Master Resolution,
	Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,146,540
	Erie, Colorado Water Enterprise Revenue,
	Series A
265,000	5.000%, 12/01/25 AGMC Insured
	(unrefunded portion)	A1/NR/NR	282,675
	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	2,168,913
	North Weld County, Colorado Water
	District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,690,420
	Parker, Colorado Water & Sanitation
	District Water & Sewer Enterprise
	Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA/NR	1,204,330
	Thorton, Colorado Water Enterprise
	Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,267,963
	Woodmoor, Colorado Water & Sanitation
	District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,962,413
	Total Water & Sewer		29,814,618

	Miscellaneous Revenue (1.0%)
	Colorado Educational & Cultural Facility
	Authority,Independent School Revenue
	Refunding, Kent Denver School Project
1,000,000	5.000%, 10/01/30	NR/A/NR	1,117,450
	Colorado Educational & Cultural Facility
	Authority, Independent School Revenue
	Refunding, Vail Mountain School Project
1,820,000	6.000%, 05/01/30	NR/BBB-/NR	2,012,338
	Total Miscellaneous Revenue		3,129,788
	Total Revenue Bonds		172,356,040

16 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds†† (18.9%)	(unaudited)	Value

	Pre-Refunded
	General Obligation Bonds (7.2%)

	Metropolitan District (2.2%)
	Fraser Valley, Colorado Metropolitan
	Recreational District
$1,875,000	5.000%, 12/01/25	NR/A/NR	$2,007,469
	North Metro Fire Rescue District, Colorado
1,200,000	4.625%, 12/01/20 AMBAC Insured	NR/AA/NR	1,232,028
	Park Creek Metropolitan District, Colorado
	Revenue Refunding & Improvement -
	Senior Property Tax Support
2,000,000	5.500%, 12/01/21 AGC Insured	NR/AA/BBB	2,323,800
	Stonegate Village Metropolitan District,
	Colorado Refunding & Improvement
325,000	5.000%, 12/01/23 NPFG Insured	A3/AA-/NR	334,471
175,000	5.000%, 12/01/23 NPFG Insured	A3/AA-/NR	180,100
585,000	5.000%, 12/01/24 NPFG Insured	A3/AA-/NR	602,047
315,000	5.000%, 12/01/24 NPFG Insured	A3/AA-/NR	324,179
	Total Metropolitan District		7,004,094

	School Districts (5.0%)
	Adams & Arapahoe Counties, Colorado Joint School
	District #28J
2,500,000	5.500%, 12/01/23	Aa2/AA-/NR	2,803,875
	Adams & Weld Counties, Colorado
	School District #27J
1,000,000	5.375%, 12/01/26 NPFG Insured	Aa2/AA-/NR	1,031,590
	Boulder Larimer & Weld Counties, Colorado
1,500,000	5.000%, 12/15/28	Aa2/AA/NR	1,662,915
1,260,000	5.000%, 12/15/26 AGMC Insured	Aa2/AA/NR	1,298,884
	Denver, Colorado City & County
	School District No. 1
3,000,000	5.250%, 12/01/27	Aa2/AA/NR	3,404,070
	El Paso County, Colorado School District #20
1,500,000	4.500%, 12/15/25 AGMC Insured	Aa2/NR/NR	1,595,835
	Gunnison Watershed, Colorado School District
1,025,000	5.250%, 12/01/26	Aa2/AA-/NR	1,142,875

17 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	Jefferson County, Colorado School
	District #R-001
$3,000,000	5.250%, 12/15/25 AGMC Insured	Aa2/AA/NR	$3,097,770
	Total School Districts		16,037,814

	Total Pre-Refunded
	General Obligation Bonds		23,041,908

	Pre-Refunded Revenue Bonds (11.7%)

	Electric (0.9%)
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A
1,705,000	4.750%, 11/15/27	NR/NR/NR*	1,929,889
	Colorado Springs, Colorado Utilities
	Revenue Refunding Series B
865,000	5.250%, 11/15/23	NR/NR/NR*	961,880
	Total Electric		2,891,769

	Higher Education (2.5%)
	Adams State College, Colorado Auxiliary
	Facilities Improvement Series A
1,000,000	5.200%, 05/15/27	Aa2/AA-/NR	1,131,620
	Colorado School of Mines Enterprise
	Refunding & Improvement
1,455,000	5.000%, 12/01/24	Aa2/AA-/NR	1,612,795
	Colorado State Board of Governors
	University Enterprise System, Series A
930,000	5.000%, 03/01/28 AGMC Insured	Aa3/AA/NR	1,003,712
	Mesa State College, Colorado Auxiliary
	Facilities Enterprise
2,000,000	5.700%, 05/15/26	NR/AA-/NR	2,160,240
	University of Colorado Enterprise System
2,000,000	5.000%, 06/01/27	Aa2/NR/AA+	2,253,860
	Total Higher Education		8,162,227

18 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Hospital (2.1%)
	Colorado Health Facility Authority Hospital
	Revenue,
	Adventist Health/Sunbelt, Refunding
$2,500,000	5.125%, 11/15/29	Aa2/AA-/AA	$2,570,450
	Colorado Health Facility Authority Hospital
	Revenue, Catholic Health
1,000,000	4.750%, 09/01/25 AGMC Insured	A2/AA/A+	1,081,660
	Colorado Health Facility Authority Hospital
	Revenue, Evangelical Lutheran Project
1,125,000	5.250%, 06/01/19	NR/NR/NR*	1,133,291
710,000	5.250%, 06/01/21	NR/NR/NR*	715,233
1,425,000	5.250%, 06/01/24	NR/NR/NR*	1,435,502
	Total Hospital		6,936,136

	Lease (5.1%)
	Adams County, Colorado Corrections
	Facility COP, Series B
1,600,000	5.000%, 12/01/26	Aa2/AA/NR	1,773,520
1,200,000	5.125%, 12/01/27	Aa2/AA/NR	1,334,076
	Colorado Educational & Cultural Facilities
	Authority, Charter School - James,
	Refunding & Improvement
3,000,000	5.000%, 08/01/27 AGC Insured	NR/AA/NR	3,171,090
	Colorado State Higher Education Capital
	Construction Lease
3,000,000	5.250%, 11/01/23	Aa2/AA-/NR	3,322,950
	Douglas County, Colorado School District No.
	RE-1 Douglas & Elbert Counties COP
3,075,000	5.000%, 01/15/29	Aa2/NR/NR	3,422,752
	Rangeview Library District Project,
	Colorado COP
2,210,000	5.000%, 12/15/26 AGC Insured	Aa3/AA/NR	2,453,144
1,000,000	5.000%, 12/15/28 AGC Insured	Aa3/AA/NR	1,110,020
	Total Lease		16,587,552

	Sales Tax (0.3%)
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/21 AMBAC Insured	NR/AA-/NR	1,014,630

19 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Water & Sewer (0.8%)
	Erie, Colorado Water Enterprise Revenue,
	Series A
$735,000	5.000%, 12/01/25 AGMC Insured	A1/NR/NR	$786,296
	Greeley, Colorado Water Revenue
1,920,000	4.200%, 08/01/24 NPFG Insured	NR/AA+/NR	1,943,155
	Total Water & Sewer		2,729,451
	Total Pre-Refunded Revenue Bonds		38,321,765
	Total Pre-Refunded Bonds ††		61,363,673
	Total Investments
	(cost $291,220,696-note 4)	95.9%	311,053,247
	Other assets less liabilities	4.1	13,132,193
	Net Assets	100.0%	$324,185,440

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	0.8%
Pre-Refunded bonds††	19.7
Aa of Moody’s or AA of S&P or Fitch	61.7
A of Moody’s or S&P or Fitch	13.7
Baa of Moody’s or BBB of S&P	3.3
Not Rated*	0.8
100.0%

PORTFOLIO ABBREVIATIONS:
ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BAMAC - Build America Mutual Assurance Co.
BEST - Building Excellent Schools Today
COP - Certificates of Participation
FGIC - Financial Guaranty Insurance Co.
NCMC - Northern Colorado Medical Center
NPFG - National Public Finance Guarantee
NR - Not Rated
SHEIP - State Higher Education Intercept Program

20 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Govenment Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

†††	Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

21 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016

ASSETS
Investments at value (cost $291,220,696)	$311,053,247
Cash	12,478,715
Interest receivable	3,899,659
Receivable for Fund shares sold	447,091
Other assets	37,116
Total assets	327,915,828
LIABILITIES
Payable for investment securities purchased	3,060,952
Payable for Fund shares redeemed	358,824
Management fee payable	129,859
Dividends payable	113,607
Distribution and service fees payable	382
Accrued expenses payable	66,764
Total liabilities	3,730,388
NET ASSETS	$324,185,440
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$299,248
Additional paid-in capital	305,523,325
Net unrealized appreciation on investments (note 4)	19,832,551
Accumulated net realized loss on investment	(1,549,058)
Undistributed net investment income	79,374
	$324,185,440
CLASS A
Net Assets	$220,281,305
Capital shares outstanding	20,342,644
Net asset value and redemption price per share	$10.83
Maximum offering price per share (100/96 of $10.83)	$11.28
CLASS C
Net Assets	$24,420,452
Capital shares outstanding	2,260,525
Net asset value and offering price per share	$10.80
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.80	*
CLASS Y
Net Assets	$79,483,683
Capital shares outstanding	7,321,606
Net asset value, offering and redemption price per share	$10.86

See accompanying notes to financial statements.

22 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2016

Investment Income:

Interest income		$10,605,358

Expenses:

Management fees (note 3)	$1,493,756
Distribution and service fees (note 3)	358,514
Trustees’ fees and expenses (note 8)	112,122
Transfer and shareholder servicing agent fees	111,148
Legal fees	53,703
Auditing and tax fees	22,000
Custodian fees (note 6)	16,457
Registration fees and dues	16,007
Shareholders’ reports	15,853
Insurance	14,533
Chief compliance officer services (note 3)	7,445
Miscellaneous	38,154
Total expenses	2,259,692

Management fees waived (note 3)	(59,746)
Expenses paid indirectly (note 6)	(387)
Net expenses		2,199,559
Net investment income		8,405,799

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	339,917
Change in unrealized appreciation on
investments	554,701
Net realized and unrealized gain (loss) on
investments		894,618
Net change in net assets resulting from
operations		$9,300,417

See accompanying notes to financial statements.

23 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
OPERATIONS:
Net investment income	$8,405,799	$8,428,649
Net realized gain (loss) from
securities transactions	339,917	(121,127)
Change in unrealized
appreciation on investments	554,701	9,656,340
Change in net assets from
operations	9,300,417	17,963,862

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(5,981,983)	(6, 210, 405)

Class C Shares:
Net investment income	(503,546)	(567,128)

Class Y Shares:
Net investment income	(1,897,203)	(1,638,547)
Change in net assets from
distributions	(8,382,732)	(8,416,080)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	59,605,647	37, 233,664
Reinvested dividends and
distributions	6,530,907	6,106, 968
Cost of shares redeemed	(32,403,313)	(45,666,935)
Change in net assets from
capital share transactions	33,733,241	(2,326,303)
Change in net assets	34,650,926	7,221,479

NET ASSETS:
Beginning of period	289,534,514	282,313,035
End of period*	$324,185,440	$289,534, 514
*Includes undistributed net investment income of:	$79,374	$56,307

See accompanying notes to financial statements.

24 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

1. Organization

Aquila Tax-Free Fund of Colorado (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Fund of Colorado), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

25 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2016:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	311,053,247
Level 3 – Significant Unobservable Inputs	—
Total	$311,053,247

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2013–2015) or expected to be taken in the Fund’s 2016 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specificexpenses,which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

26 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, there were no items identified that have been reclassified among components of net assets.

i)
The Fund is an investment company and accordingly follows the investment company accounting reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)
In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

3. Fees and Related Party Transactions

a) Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund. The Manager has contractually agreed to waive fees through September 30, 2016 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Advisory Agreement such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. For the year ended March 31, 2016, the Fund incurred management fees of $1,493,756 of which $59,746 was waived under the contractual fee waiver.

27 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. The Sub-Adviser has contractually agreed to waive its fee through September 30, 2016 such that its annual rate of fees is at 0.18% of net assets of the Fund up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

Effective March 1, 2016, Aquila Distributors, Inc. merged its assets, liabilities and operations with and into Aquila Distributors LLC, which at such time, became the principal underwriter of the Fund. There was no change in control or management, no automatic assignment or termination of agreements, and no change in the capitalization, operations, business or business plans as a result of the merger (individually and collectively both firms shall be referred to as the “Distributor”).

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by the Distributor, including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Board of Trustees and shareholders approved an amendment to the Fund’s Distribution Plan applicable to Class A Shares which permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.05%. For the year ended March 31, 2016, distribution fees on Class A Shares amounted to $103,763 of which the Distributor retained $4,487.

28 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2016, amounted to $191,063. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2016, amounted to $63,688. The total of these payments with respect to Class C Shares amounted to $254,751 of which the Distributor retained $63,054.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2016, total commissions on sales of Class A Shares amounted to $263,596 of which the Distributor received $46,398.

4. Purchases and Sales of Securities

During the year ended March 31, 2016, purchases of securities and proceeds from the sales of securities aggregated $54,371,064 and $28,174,940, respectively.

At March 31, 2016, the aggregate tax cost for all securities was $291,141,038. At March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $19,924,267 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $12,058 for a net unrealized appreciation of $19,912,209.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations.

6. Expenses

The Fund negotiated an expense offset arrangement with its prior custodian wherein it received credit toward the reduction of custodian fees and other Fund expenses whenever there were uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

29 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Amount	Shares		Amount
Class A Shares:
Proceeds from shares sold	2,467,976	$26,498,182	$1,195,185		12,831,147
Reinvested dividends and
distributions	456,384	4,900,410	439,302		4,698,217
Cost of shares redeemed	(1,251,198)	(13,435,529)	(2,957,657)		(31,601,712)
Net change	1,673,162	17,963,063	(1,323,170)		(14,072,348)
Class C Shares:
Proceeds from shares sold	431,842	4,626,003	383,529		4,094,053
Reinvested dividends and
distributions	40,239	430,976	42,877		457,775
Cost of shares redeemed	(653,770)	(6,995,823)	(701,255)		(7,472,754)
Net change	(181,689)	(1,938,844)	(274,849)		(2,920,926)
Class Y Shares:
Proceeds from shares sold	2,642,307	28,481,462	1,894,868		20,308,464
Reinvested dividends and
distributions	111,340	1,199,521	88,549		950,976
Cost of shares redeemed	(1,112,765)	(11,971,961)	(614,778)		(6,592,469)
Net change	1,640,882	17,709,022	1,368,639		14,666,971
Total transactions in Fund
shares	3,132,355	$33,733,241	(229,380	) $	(2,326,303)

30 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

8. Trustees’ Fees and Expenses

For the year ended March 31, 2016, there were 11 Trustees, one of whom is affiliated with the Manager and is not paid any fees, and two of whom retired and were not replaced as of the close of the fiscal year. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2016 was $90,884. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2016, such meeting-related expenses amounted to $21,238.

9. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2016, the Fund had capital loss carry forwards of $1,549,058 of which $55,212 expires in 2017 and $1,493,846 has no expiration and retains its character of short-term. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

31 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2016	March 31, 2015
Net tax-exempt income	$8,382,732	$8,416,080
Ordinary income	–	–
	$8,382,732	$8,416,080

As of March 31, 2016 the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$113,323
Unrealized appreciation	19,912,209
Accumulated net loss on investments	(1,549,058)
Other temporary differences	(113,607)
$18,362,867

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization.

32 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
					Three
	Year	Year	Year		Months		Year Ended
	Ended	Ended	Ended		Ended		December 31,
	3/31/16	3/31/15	3/31/14		3/31/13†		2012	2011
Net asset value, beginning of period	$10.80	$10.45	$10.80		$10.89		$10.63	$10.14
Income (loss) from investment operations:
Net investment income(1)	0.31	0.32	0.32		0.08		0.35	0.39
Net gain (loss) on securities (both
realized and unrealized)	0.03	0.35	(0.35)		(0.09)		0.26	0.49
Total from investment operations	0.34	0.67	(0.03)		(0.01)		0.61	0.88
Less distributions (note 10):
Dividends from net investment income	(0.31)	(0.32)	(0.32)		(0.08)		(0.35)	(0.39)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.31)	(0.32)	(0.32)		(0.08)		(0.35)	(0.39)
Net asset value, end of period	$10.83	$10.80	$10.45		$10.80		$10.89	$10.63
Total return(not reflecting sales charge)	3.20%	6.52%	(0.20)%		(0.10	)%(2)	5.85%	8.81%
Ratios/supplemental data
Net assets, end of period (in millions)	$220	$202	$209		$233		$240	$221
Ratio of expenses to average net assets	0.67%	0.73%	0.74	%(4)	0.70	%(3)	0.71%	0.75%
Ratio of net investment income to
average net assets	2.89%	3.04%	3.09	%(4)	2.98	%(3)	3.27%	3.75%
Portfolio turnover rate	10%	8%	4%		2	%(2)	15%	13%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.69%	0.75%	0.76	%(4)(5)	0.72	%(3)	0.73%	–
Ratio of net investment income to
average net assets	2.87%	3.02%	3.07	%(4)(5)	2.96	%(3)	3.26%	–

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.67%	0.73%	0.74	%(4)	0.70	%(3)	0.71%	0.75%
___________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.72% and 3.11%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

33 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
					Three
	Year	Year	Year		Months		Year Ended
	Ended	Ended	Ended		Ended		December 31,
	3/31/16	3/31/15	3/31/14		3/31/13†		2012	2011
Net asset value, beginning of period	$10.78	$10.43	$10.78		$10.87		$10.61	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.21	0.22	0.22		0.05		0.25	0.29
Net gain (loss) on securities (both
realized and unrealized)	0.02	0.35	(0.35)		(0.09)		0.26	0.49
Total from investment operations	0.23	0.57	(0.13)		(0.04)		0.51	0.78
Less distributions (note 10):
Dividends from net investment income	(0.21)	(0.22)	(0.22)		(0.05)		(0.25)	(0.29)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.21)	(0.22)	(0.22)		(0.05)		(0.25)	(0.29)
Net asset value, end of period	$10.80	$10.78	$10.43		$10.78		$10.87	$10.61
Total return(not reflecting CDSC)	2.18%	5.52%	(1.15)%		(0.33	)%(2)	4.86%	7.80%
Ratios/supplemental data
Net assets, end of period (in millions)	$24	$26	$28		$37		$38	$29
Ratio of expenses to average net assets	1.62%	1.68%	1.68	%(4)	1.65	%(3)	1.66%	1.70%
Ratio of net investment income to
average net assets	1.94%	2.09%	2.14	%(4)	2.03	%(3)	2.31%	2.79%
Portfolio turnover rate	10%	8%	4%		2	%(2)	15%	13%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.64%	1.70%	1.70	%(4)(5)	1.67	%(3)	1.68%	–
Ratio of net investment income to
average net assets	1.92%	2.07%	2.12	%(4)(5)	2.01	%(3)	2.30%	–

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.62%	1.68%	1.68	%(4)	1.65	%(3)	1.66%	1.70%
___________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.67% and 2.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

34 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
					Three
	Year	Year	Year		Months		Year Ended
	Ended	Ended	Ended		Ended		December 31,
	3/31/16	3/31/15	3/31/14		3/31/13†		2012	2011
Net asset value, beginning of period	$10.83	$10.47	$10.83		$10.92		$10.66	$10.16
Income (loss) from investment operations:
Net investment income(1)	0.32	0.33	0.33		0.08		0.36	0.39
Net gain (loss) on securities (both
realized and unrealized)	0.02	0.36	(0.36)		(0.09)		0.26	0.50
Total from investment operations	0.34	0.69	(0.03)		(0.01)		0.62	0.89
Less distributions (note 10):
Dividends from net investment income	(0.31)	(0.33)	(0.33)		(0.08)		(0.36)	(0.39)
Distributions from capital gains	–	–	–		–		–	–
Total distributions	(0.31)	(0.33)	(0.33)		(0.08)		(0.36)	(0.39)
Net asset value, end of period	$10.86	$10.83	$10.47		$10.83		$10.92	$10.66
Total return	3.24%	6.66%	(0.24)%		(0.08	)%(2)	5.89%	8.96%
Ratios/supplemental data
Net assets, end of period (in millions)	$79	$62	$45		$57		$50	$37
Ratio of expenses to average net assets	0.62%	0.68%	0.68	%(4)	0.65	%(3)	0.66%	0.70%
Ratio of net investment income to
average net assets	2.94%	3.08%	3.14	%(4)	3.03	%(3)	3.31%	3.80%
Portfolio turnover rate	10%	8%	4%		2	%(2)	15%	13%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.64%	0.70%	0.70	%(4)(5)	0.67	%(3)	0.68%	–
Ratio of net investment income to
average net assets	2.92%	3.06%	3.12	%(4)(5)	3.01	%(3)	3.30%	–

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.62%	0.68%	0.68	%(4)	0.65	%(3)	0.66%	0.70%
___________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust.
(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

35 | Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

36 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Lowis & Gellen since December 2015; Partner, Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

37 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

38 | Aquila Tax-Free Fund of Colorado

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

___________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and Manager of the Distributor.
(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

39 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013); Aquila Funds Trust (since 2013); Aquila Tax-Free Trust of Arizona since (2010 and Vice President, 2004-2010); Aquila Three Peaks High Income Fund (since 2006); Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010); Aquila Three Peaks Opportunity Growth Fund (2004-2013); and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

40 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona since 1986, Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, (since 2011), and Tax-Free Fund For Utah, (since 2009)

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all Funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

41 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013; Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

42 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.
___________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2) The term of office of each officer is one year.
(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

43 | Aquila Tax-Free Fund of Colorado

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (“12b-1”) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below is based on an investment of $1,000 invested on October 1, 2015 and held for the six months ended March 31, 2016.

Actual Expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2016

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)

Class A	2.36%	$1,000.00	$1,023.60	$3.29

Class C	1.78%	$1,000.00	$1,017.80	$8.07

Class Y	2.38%	$1,000.00	$1,023.80	$3.04

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.65%, 1.60% and 0.60% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

44 | Aquila Tax-Free Fund of Colorado

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)

Class A	5.00%	$1,000.00	$1,021.75	$3.29

Class C	5.00%	$1,000.00	$1,017.00	$8.07

Class Y	5.00%	$1,000.00	$1,022.00	$3.03

(1)
Expenses are equal to the annualized expense ratio of 0.65%, 1.60% and 0.60% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

45 | Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2015, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2016, $8,382,732 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 100% of total dividends paid, were exempt-interest dividends.

Prior to February 15, 2017, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2016 calendar year.

46 | Aquila Tax-Free Fund of Colorado

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Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
KIRKPATRICK PETTIS CAPITAL MANAGEMENT
 1550 Market Street, Suite 300
Denver, Colorado 80202

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Craig T. DiRuzzo, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Distributor
AQUILA DISTRIBUTORS LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
BNY MELLON
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

Annual Report March 31, 2016

Aquila Tax-Free Fund For Utah “The Importance of Infrastructure” Serving Utah investors since 1992

May, 2016

Dear Fellow Shareholder:

For nearly three decades we have sought to give you as comprehensive a picture of your Fund as possible by highlighting, in each report letter, a topic we believe you will find of interest.

Thisyear’sfocuswillbeuponbenefitsnotonlytoyou,asindividualshareholders, but also to the overall quality of life in Utah – infrastructure development and enhancement.

More than likely, when you decided to invest in Aquila Tax-Free Fund For Utah, you were seeking double tax-free income and capital preservation - the two components of your Fund’s investment objective.

The benefit you may not have considered -- when you invested in the Fund -- was that Aquila Tax-Free Fund For Utah would not only provide you with tax-free income, but it would also provide benefits to others within your community and throughout Utah. These broader benefits are derived from the fact that municipal bonds, such as those in which your Fund invests, serve as the primary source of funding for our infrastructure.

While infrastructure is a relatively vague term, it is, in fact, vital to our economy. Infrastructure comprises the fundamental structures, systems and facilities that serve our nation and local communities and enable our economy to function smoothly. When you translate the word “infrastructure” into such commonly used words as roads, bridges, water facilities, pollution control, airports, schools, hospitals and fire and police stations, then you begin to more fully appreciate its significance.

We oftentimes take for granted a broad variety of public projects, fully expecting them to be there, day after day and year after year. We never really think about the fact that they might not be available were it not for municipal bond financing.

These projects and facilities are not the kind of items which are expendable or used up in a year or so and which towns and cities put in their yearly operating budgets. Rather, because they are there for the longer-term convenience, economic development and quality of life of the citizens of the community, they are rightfully financed by intermediate to long-term municipal obligations.

Your money invested in Aquila Tax-Free Fund For Utah goes toward buying those municipal bonds, which in turn finance these long-term facilities and projects from which we all benefit.

NOT A PART OF THE ANNUAL REPORT

Given the criticality of infrastructure to our daily needs and our overall economy, it is important to not only maintain our current infrastructure but to enhance it in anticipation of future population growth. So, for example, by maintaining and enhancing our roadways, we can improve traffic flow and reduce consumption of fuel. Furthermore, by maintaining and enhancing our infrastructure, we can hopefully avoid future crises that could result from decrepit infrastructure.

A number of organizations have commented upon or assessed the state of our nation’s infrastructure. One such group is the American Society of Civil Engineers (“ASCE”), the oldest national engineering society in the U.S.

Every four years, ASCE publishes a comprehensive assessment – a report card – of the nation’s major infrastructure. The most recent 2013 report gives an overall grade of D+. This was a slight improvement over the 2009 overall grade of D, which is defined as poor: at risk, with many elements approaching the end of their service life. The report also provides grades across 16 categories, including roads, bridges, dams, drinking water, wastewater, schools, inland waterways, rail and ports, taking into consideration such factors as capacity, condition, future need and public safety.

Now, some might view this type of report with skepticism. For example, is it really appropriate to rate old infrastructure using current health and safety standards that are significantly different from those that existed when much of our infrastructure was originally built? And, clearly there is the potential for conflicts of interest with a report written by engineers on matters which may impact their livelihood.

At the same time, such reports can be useful in that they may serve as a wake-up call or reminder to us all. Similar reports of note include

•	a 60 Minutes report entitled “Falling Apart: America’s Neglected Infrastructure;”

•	Move:Putting America’s Infrastructure Back in the Lead by Rosabeth Moss Kanter of Harvard Business School;

•	The Road Taken:The History and Future of America’s Infrastructure by Duke University’s Henry Petrowski; and,

•	It’s Time for States to Invest in Infrastructure by the Center on Budget and Policy Priorities.

As the population and economy of Utah grow, new and additional municipal projects are needed for the benefit of the citizens of Utah and the various communities throughout the state. Without prioritization of infrastructure needs, conditions could very well deteriorate and, ultimately, this could place a drag on our economy.

These projects include a whole array of useful public purpose works and are financed through municipal bond investments, such as your investments in the Fund. In essence, your money has helped pay for that new road, airport, school, etc. that you and your neighbors now depend upon and enjoy.

NOT A PART OF THE ANNUAL REPORT

Just as the needs of Utah are many and varied, so, too, are the securities that make up Aquila Tax-Free Fund For Utah’s portfolio of investments. You might be interested to know that included in the Fund’s March 31, 2016 portfolio were 308 separate municipal issues representing participation in many of Utah’s major municipal projects throughout the state. So, as an investor in Aquila Tax-Free Fund For Utah, you can take pride in knowing that you are playing a vital role and a very real part in maintaining, and enhancing, the quality of life for your family, friends, neighbors and future generations of Utahns.

In summary, we are very proud of the fact that AquilaTax-Free Fund For Utah has, in our view, not only met its investment objective of providing you with as high a level of tax-free income as is consistent with preservation of capital, but that your Fund has also served thousands of residents and local projects very well over the years through its support of Utah’s vital infrastructure.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund For Utah Annual Report Management Discussion Serving Utah investors since 1992

As we look back over the past twelve months, we have a sense of “déjà vu”. At this time last year, we talked of modest domestic economic growth, the impact of low interest rates around the world, and whether or not the Federal Reserve (the “Fed”) would increase interest rates. All three of these topics are relevant today with the continuation of low energy prices, subdued inflation and a range-bound fixed income market.

Once again, interest rates as measured by the bell-weather ten yearTreasury yield finished lower at our fiscal year end than twelve months previously. On March 31, 2016 the ten-yearTreasury closed at a yield of 1.77%, slightly lower than the 1.92% of March 31, 2015. For most of 2015, yields traded in a range of 2% to 2.30% and as high as 2.48% in early June, 2015. Starting in 2016, however, yields fell to a low of 1.66% in mid-February before backing up slightly to the March 31 fiscal year-end for AquilaTax-Free Fund For Utah (the “Fund”) level of 1.77%.The current lackluster U.S. economic forecast along with global economic weakness, is putting pressure on the Federal Reserve, which could result in continued low rates for the foreseeable future.

Municipals mimicked the direction of theTreasury market but within a tighter range. Ten year AAA municipal yields traded in a range of 2% to 2.30% for most of 2015 before followingTreasury yields lower to 1.75% as of March 31, 2016, down slightly from the 2% level at the start of the fiscal year.

Fund Performance

Pertinent performance data at the Fund’s March 31, 2016 fiscal year end is as follows:

1 YearTotal Return
Aquila Tax-Free Fund For Utah
Class A shares at net asset value (“NAV”)	3.41%

Class Y shares	3.61%

Barclays Capital Quality
Intermediate Municipal Bond Index (the “Index”)	3.16%

Option Adjusted
	Modified Duration	(Effective) Duration
AquilaTax-Free Fund For Utah	4.47 yrs.	5.63 yrs.

Barclays Capital Quality
Intermediate Municipal Bond Index	4.22 yrs.	4.32 yrs.

1 | Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

The increased credit quality and the longer duration of Aquila Tax-Free Fund For Utah, along with lower interest rates, are the primary reasons the Fund outperformed the Index. Replacing called bonds with purchases of bonds in the intermediate maturity range resulted in a higher portfolio duration. We feel that, in this interest rate environment, intermediate maturities present a good value for the Fund.

Municipal Market

Municipal issuance continued to be strong over the past year. On a calendar year basis, issuance nationally equaled almost $398 billion, a 17% increase from 2014, and the largest issuance year since $431 billion in 2010. Our local municipalities continued a trend of refinancing debt (called refundings) to reduce debt costs and to improve balance sheets. In Utah, issuance equaled $3.2 billion in 2015 versus $2.4 billion in 2014.

A favorite measure of value for municipals, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S.Treasury bond of similar maturity) normalized somewhat during the past twelve months. As of March 31, 2016, the ratios stood at 88%, 95%, 97%, 101% and 103% for the 5, 10, 15, 20 and 30 year comparisons respectively. The ratios continue to show the attractiveness of municipals, but the sector has lost some of the “cheapness” exhibited in previous years.

During the coming year, we will continue to monitor the creditworthiness of several pockets within the municipal sector for any possible spillover impact to our local fund. In particular, Puerto Rico continues to experience serious payment problems from several years of fiscal mismanagement. Also, Illinois suffers from substantial underfunded pension obligations and is at a political impasse in reaching a solution. Please rest assured that your Fund does not hold bonds issued by either Puerto Rico or Illinois.

U.S. Economy

Finally, in December, the Federal Reserve increased the Fed Funds target by a quarter of 1%.That marked the first “tightening” move by the Fed since June, 2006.

Current consensus forecasts have U.S. gross domestic product (“GDP”) growth at a modest 2% with inflation remaining subdued in the 1.5% range. Job growth is expected to continue with the unemployment rate possibly reaching 4.5%. With such numbers, we believe the Federal Reserve will increase the Fed Funds rate once if not twice before 2016 ends. However, we do not believe an increase will have much impact on the yield of longer maturities. Global economic growth continues to struggle with Japan barely above 0% growth, China slowing, and the possibility of Great Britain exiting the European Union, all contributing to lower rates around the world versus U.S. domestic rates. Lower world rates will continue to put pressure on U.S. rates, and probably keep the ten-year Treasury yield in the range of 1.80% to 2.10% that we’ve seen over the past three months.

State Economy

The Utah economy was rated #4 in the nation by Business Insider as of the close of 2015. Among the reasons given for the high ranking were: the growth in non-farm payroll jobs, which Business First noted was the “second highest growth rate among the states and the District of Columbia” for the one year period ended November 2015, the State’s 3.5% unemployment rate which was the seventh lowest in the country and its strong GDP growth.There are a number of large projects in the State that are contributing to this growth.The largest announced projects are the $1.2 billion Salt Lake International Airport remodel, and the $500 million Utah State Prison relocation.We anticipate that the Utah economy will continue to grow at a pace higher than the national average.

2 | Aquila Tax-Free Fund For Utah

Outlook and Strategy

Credit quality of a portfolio will impact the liquidity and price stability. In an environment where it is anticipated that the Federal Reserve will continue to raise interest rates, we feel that increasing the credit quality of the portfolio is important. In 2015 the percentage of bonds in the portfolio rated AAA, AA or pre-refunded was 66%; we increased that percentage in the 2016 fiscal year to 74%. We believe the resulting credit quality along with a focus on buying bonds in the intermediate maturity range, together should act to reduce volatility.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely a ected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be a ected significantly by adverse economic, political or other events a ecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

3 | Aquila Tax-Free Fund For Utah

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah for the 10-year period ended March 31, 2016 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund for Utah may invest.

	Average Annual Total Return
	for periods ended March 31, 2016
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 7/24/92
With Maximum Sales Charge	(0.75)%	4.73%	4.11%	4.96%
Without Sales Charge	3.41	5.60	4.54	5.14

Class C since 5/21/96
With CDSC*	1.53	4.75	3.71	4.03
Without CDSC	2.55	4.75	3.71	4.03

Class Y since 5/21/96
No Sales Charge	3.61	5.80	4.75	5.15

Barclays Capital Index	3.16	4.07	4.48	4.70	(Class A)
				4.78	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/ or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

4 | Aquila Tax-Free Fund For Utah

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund For Utah:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, ofAquilaTax-Free Fund For Utah as of March 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended, the nine month period ended March 31, 2013 and each of the two years in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31,2016,bycorrespondencewiththecustodianandbrokersorbyotherappropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position ofAquilaTax-Free Fund For Utah as of March 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2016

5 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (16.5%)	(unaudited)	Value

	City and County (6.3%)
	Carson City, Nevada
$1,000,000	5.000%, 05/01/28	A1/AA-/NR	$1,184,840
	Clark County, Nevada, Refunding
2,280,000	5.000%, 12/01/29 Series A	Aa1/AA/NR	2,590,673
1,000,000	5.000%, 07/01/23 Series B	Aa1/AA/NR	1,145,230
2,000,000	4.750%, 06/01/30 AGMC Insured	Aa1/AA/NR	2,013,340
2,000,000	5.000%, 11/01/28 AGMC/AMBAC
	Insured	Aa1/AA/AA	2,053,120
	Henderson, Nevada Refunding
	Various Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA/NR	1,164,260
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA/NR	895,470
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA/NR	876,082
	Houston,Texas Public Improvement
1,000,000	5.000%, 03/01/29	Aa2/AA+/NR	1,103,530
	Miami-Dade County, Florida Building
	Better Communities Program
1,605,000	5.625%, 07/01/38	Aa2/AA/NR	1,764,393
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,191,630
	Orem, Utah Refunding
690,000	0.250%, 12/01/16	NR/AA/AA+	688,130
900,000	0.250%, 12/01/17	NR/AA/AA+	893,934
	Reedy Creek, Florida Improvement
	District
1,000,000	5.250%, 06/01/29 Series A	Aa3/A+/AA-	1,209,720
	Reno, Nevada, Capital Improvement
	Refunding
1,000,000	5.000%, 06/01/28	A1/A-/NR	1,169,260
	San Angelo,Texas Certificates of
	Obligation
2,765,000	5.000%, 02/15/30 Series A	Aa2/AA/AA+	3,160,506
	Washoe County, Nevada Refunding
	Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,355,780
	Total City and County		25,459,898

6 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Hospital (0.3%)
	King County,Washington Public Hospital
	District No. 002, Refunding, Evergreen
	Healthcare
$1,000,000	5.250%, 12/01/28	Aa3/A+/NR	$1,168,490

	Local Public Property (0.6%)
	Coral Canyon, Utah Special Service
	District
25,000	4.850%, 07/15/17 (unrefunded balance).	NR/NR/NR*	25,058
	Houston,Texas Public Improvement
1,000,000	5.000%, 03/01/35 Series A†††	Aa3/AA/NR	1,183,080
	Missouri City,Texas Refunding
1,235,000	4.000%, 06/15/32	Aa2/NR/NR	1,345,001
	Total Local Public Property		2,553,139

	Public Schools (6.5%)
	Aldine,Texas Independent School District
1,000,000	4.000%, 02/15/37 PSF Guaranteed	Aaa/AAA/NR	1,077,280
	Brownsboro,Texas Independent
	School District
490,000	zero coupon, 08/15/16 PSF
	Guaranteed	NR/AAA/NR	489,133
	Clark County, Nevada School District
	LimitedTax
2,000,000	4.000%, 06/15/30 Series D	A1/AA-/NR	2,198,900
	Davis County, Utah School District
	School Board Guaranty Program
4,395,000	4.000%, 06/01/25 Series B	Aaa/NR/NR	5,158,983
	Duchesne County, Utah School District
	School Building, School Board
	Guaranty Program
3,500,000	4.000%, 06/01/32	Aaa/NR/NR	3,878,070
	Eagle Pass,Texas Independent
	School District
2,580,000	4.000%, 08/15/35 PSF Guaranteed	NR/AAA/AAA	2,791,483
2,685,000	4.000%, 08/15/36 PSF Guaranteed	NR/AAA/AAA	2,890,268

7 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Public Schools (continued)
	Forney,Texas Independent School
	District CapitalAppreciation Refunding
$1,000,000	zero coupon, 08/15/39 AGMC Insured	NR/AA/NR	$343,520
	Granite School District, Utah, Salt Lake
	County School Building School
	Board Guaranty Program
1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	1,173,000
	Lewis County,Washington School
	District No. 302 Chehalis School
	Board Guaranty Program
1,000,000	5.000%, 12/01/34	Aa1/NR/NR	1,179,210
	McKinney, Texas
1,375,000	5.000%, 08/15/24 AMBAC Insured	Aa1/AAA/NR	1,380,582
	Washoe County, Nevada School District
	Refunding & School Improvement
2,000,000	5.000%, 06/01/30 Series A	Aa3/AA/NR	2,321,200
	Willis,Texas Independent School District
1,000,000	4.000%, 02/15/34 PSF Guaranteed	Aaa/NR/NR	1,094,620
	Wylie,Texas Independent School District
	CapitalAppreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	594,570
	Total Public Schools		26,570,819

	State (1.3%)
	Texas StateTransportation Commission
	Highway Improvement
1,000,000	5.000%, 04/01/29	Aaa/AAA/AAA	1,221,310
	Texas StateTransportation Commission
	Mobility Fund
1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	1,225,170
	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,231,010
	State of Washington
1,500,000	zero coupon, 01/01/18 Series S-2
	AGMC Insured	Aa1/AA+/AA+	1,476,765
	Total State		5,154,255

8 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Water and Sewer (1.5%)
	Central Utah Water Conservancy District
	Refunding
$765,000	5.000%, 04/01/28 Series B	NR/AA+/AAA	$894,843
	LasVegasValley, Nevada Water District
	Refunding
1,000,000	5.000%, 06/01/30 Series C	Aa1/AA/NR	1,170,830
	LasVegasValley, Nevada Water District
	Refunding & Water Improvement
2,600,000	5.000%, 02/01/38 Series A	Aa1/AA/NR	2,766,322
	LasVegasValley, Nevada Water District
	Refunding, LimitedTax & Water
	Improvement
1,000,000	5.000%, 06/01/36 Series A†††	Aa1/AA/NR	1,198,100
	Total Water and Sewer		6,030,095
	Total General Obligation Bonds		66,936,696

	Revenue Bonds (65.9%)

	Airport (1.6%)
	Broward County, Florida Airport System
	Revenue Refunding
1,000,000	5.375%, 10/01/29 Series O	A1/A+/A	1,137,090
	Clark County, Nevada Passenger Facilities
	Charge Revenue LasVegas-McCarran
	International Airport
1,500,000	5.000%, 07/01/30	A1/A+/NR	1,693,665
	Jacksonville, Florida Aviation Authority
1,895,000	5.000%, 10/01/26 AMBAC Insured AMT.	A2/A/A	1,934,416
	Miami-Dade County, Florida Aviation
	Revenue Miami International Airport
1,675,000	5.000%, 10/01/22 Series A-1	A2/A/A	1,938,829
	Total Airport		6,704,000

	Charter Schools (8.8%)
	Utah County, Utah Charter School
	Revenue Renaissance Academy
100,000	5.350%, 07/15/17 Series A 144A	NR/NR/NR*	101,559

9 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Charter Schools (continued)
	Utah County, Utah Charter School Revenue,
	RonaldWilson ReaganAcademy
$1,000,000	6.000%, 02/15/38 Series A	NR/BB+/NR	$1,022,660
	Utah State Charter School Finance
	AuthorityAmerican LeadershipAcademy
1,000,000	5.000%, 10/15/35	NR/AA/NR	1,136,250
	Utah State Charter School FinanceAuthority
	George Washington Academy
500,000	1.000%, 04/15/18 Series 2015	NR/AA/NR	497,805
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,679,655
	Utah State Charter School FinanceAuthority
	Good Foundations Academy
915,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	920,316
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,664,500
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,298,762
	Utah State Charter School FinanceAuthority
	Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,529,456
	Utah State Charter School FinanceAuthority
	LakeviewAcademy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,481,688
	Utah State Charter School FinanceAuthority
	Legacy PreparatoryAcademy
405,000	4.000%, 04/15/22	NR/AA/NR	452,486
440,000	4.000%, 04/15/24	NR/AA/NR	496,606
2,530,000	5.000%, 04/15/29	NR/AA/NR	2,955,900
1,635,000	5.000%, 04/15/34	NR/AA/NR	1,863,589
	Utah State Charter School FinanceAuthority
	Monticello Academy (School Board
	Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,119,770
	Utah State Charter School FinanceAuthority
	Ogden PreparatoryAcademy (School
	Board Guaranty Program)
475,000	4.000%, 10/15/22	NR/AA/NR	535,653
505,000	4.000%, 10/15/23	NR/AA/NR	566,191
525,000	4.000%, 10/15/24	NR/AA/NR	580,151

10 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Charter Schools (continued)
	Utah State Charter School FinanceAuthority
	Providence Hall Elementary School
	(School Board Guaranty Program)
$1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	$1,192,920
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,134,580
	Utah State Charter School FinanceAuthority
	DavinciAcademy, Refunding &
	Improvement
1,000,000	7.050%, 09/15/26 Series 2011A	NR/BBB-/NR	1,097,490
	Utah State Charter School FinanceAuthority
	RonaldWilson ReaganAcademy
875,000	5.750%, 02/15/22 Series A	NR/BB+/NR	903,901
	Utah State Charter School FinanceAuthority
	VentureAcademy
480,000	0.500%, 10/15/19	NR/AA/NR	471,701
675,000	4.000%, 10/15/24	NR/AA/NR	749,716
855,000	5.000%, 10/15/29	NR/AA/NR	998,931
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,249,844
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,259,589
2,115,000	5.000%, 10/15/44	NR/AA/NR	2,363,661
	Utah State Charter School FinanceAuthority
	Wasatch PeakAcademy Project, School
	Board Guaranty Program
740,000	5.000%, 10/15/29	NR/AA/NR	857,519
700,000	5.000%, 10/15/36	NR/AA/NR	780,129
	Total Charter Schools		35,962,978

	Electric (8.2%)
	Clark County, Washington Public Utility
	District No. 001 Electric Revenue
	Refunding
880,000	5.000%, 01/01/30	A1/A/A+	1,041,093
	Clark County, Washington Public Utility
	District No. 001 Generating Refunding
1,000,000	5.000%, 01/01/24	A1/A/A+	1,131,060

11 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Electric (continued)
	Consolidated Wyoming Municipalities
	Electric Facilities Improvement Lease,
	Gillette
$1,000,000	5.000%, 06/01/31	A2/A+/NR	$1,156,230
	Cowlitz County,Washington Public Utility
	District No. 001
90,000	4.500%, 09/01/26 NPFG Insured
	(unrefunded balance)	A1/NR/NR	91,360
	Jacksonville Electric Authority, Florida
	Electric System Revenue
500,000	4.500%, 10/01/32 SeriesThree 2012A	Aa2/AA-/AA	544,425
	Lower Colorado River Authority,Texas
1,470,000	5.250%, 05/15/29 (unrefunded balance)	A2/A/A	1,643,107
1,000,000	5.000%, 05/15/36 Series A
	(unrefunded balance)	A2/A/A	1,120,960
	Lower Colorado River Authority,Texas
	Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,185,530
	San Antonio,Texas Electric & Gas
	Revenue System
1,000,000	5.000%, 02/01/32	Aa1/AA/AA+	1,069,400
2,000,000	4.000%, 02/01/33	Aa1/AA/AA+	2,210,220
	Santa Clara, Utah Electric Revenue
1,005,000	4.250%, 08/01/26 AGC Insured	A3/NR/NR	1,006,769
	St. George, Utah Electric Revenue
3,750,000	5.000%, 06/01/38 AGMC Insured	A2/NR/NR	4,012,388
	Southeast Alaska Power Agency Electric
	Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A-/NR	1,365,437
	Utah Associated Municipal Power System
	Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A/A-	1,159,911
	Utah Associated Municipal Power System
	Revenue Refunding, Payson Power Project
2,000,000	5.000%, 04/01/24	NR/A-/A	2,328,520
1,000,000	5.000%, 04/01/25	NR/A-/A	1,163,690
6,375,000	5.000%, 04/01/26	NR/A-/A	7,414,890

12 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Electric (continued)
	Utah Associated Municipal Power System
	Revenue,Veyo Heat Recovery Project
$795,000	5.000%, 03/01/30	NR/A/A	$917,088
905,000	5.000%, 03/01/32	NR/A/A	1,033,356
745,000	5.000%, 03/01/34	NR/A/A	843,243
	Wyoming Municipal Power Agency Power
	Supply System Revenue
720,000	5.500%, 01/01/28 Series A	A2/A-/NR	773,366
	Total Electric		33,212,043

	Higher Education (6.2%)
	Florida Higher Education FacilitiesAuthority
	Revenue, Refunding, Rollins College Project
1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	1,130,760
	Salt Lake County, Utah Westminster
	College Project
280,000	1.000%, 10/01/17	NR/BBB/NR	279,381
685,000	5.000%, 10/01/19	NR/BBB/NR	751,007
720,000	5.000%, 10/01/20	NR/BBB/NR	802,130
825,000	4.750%, 10/01/20	NR/BBB/NR	850,724
870,000	4.750%, 10/01/21	NR/BBB/NR	896,257
790,000	5.000%, 10/01/22	NR/BBB/NR	890,970
600,000	5.000%, 10/01/27	NR/BBB/NR	615,690
955,000	5.000%, 10/01/28	NR/BBB/NR	1,053,804
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,101,711
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,151,469
	University of South Florida Financing Corp.,
	Florida COP Refunding Master Lease
	Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,166,440
	Utah State Board of Regents, Dixie State
	University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	2,161,260
	Utah State Board of Regents Lease Revenue
410,000	4.500%, 05/01/20 AMBAC Insured	NR/AA/NR	411,144
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	426,182
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	451,292

13 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Utah State Board of Regents Lease Revenue
	(continued)
$120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	$120,347
	Utah State Board of Regents, University of Utah
530,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	644,475
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	722,916
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	539,960
	Utah State Board of Regents, Utah State
	University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,247,390
	Utah State Board of Regents, Utah,Valley
	University Student Center Building Fee
	And Unified System Revenue
3,005,000	5.000%, 11/01/28 Series 2012A	NR/AA/NR	3,625,352
	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,524,781
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,608,832
	Washington State Higher Education Facilities
	Authority Revenue, Refunding, Gonzaga
	University Project
950,000	5.000%, 04/01/24 Series B	A3/NR/NR	1,050,653
	Total Higher Education		25,224,927

	Hospital (3.6%)
	Brevard County, Florida Health Facilities
	Authority Health First Inc. Project
1,815,000	5.000%, 04/01/18	A2/A/NR	1,820,772
750,000	5.000%, 04/01/30	A2/A/NR	869,122
	Campbell County, Wyoming Hospital
	District, Hospital Revenue, Memorial
	Hospital Project
1,040,000	5.000%, 12/01/20	NR/A-/NR	1,175,730
1,000,000	5.500%, 12/01/34	NR/A-/NR	1,129,170
	Harris County,Texas Health Facilities
	Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured
	(unrefunded balance)	A1/AA/NR	592,439

14 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Henderson, Nevada Health Care Facilities,
	Catholic Healthcare West
$1,350,000	5.250%, 07/01/31 Series B	A3/A/A	$1,416,325
	Indiana FinanceAuthority Hospital Revenue,
	Parkview Health System
300,000	5.875%, 05/01/29	A1/A+/NR	300,951
	Miami-Dade County, Florida Public Facilities,
	Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,162,520
	Reno, Nevada Hospital Revenue, Washoe
	Medical Center
725,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	786,031
680,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	737,242
	Riverton, Utah Hospital Revenue,
	Intermountain Health Care Health
	Services, Inc.
940,000	5.000%, 08/15/36	Aa1/AA+/NR	1,034,752
	Utah County, Utah Hospital Revenue, IHC
	Health Services, Inc.
1,205,000	5.000%, 05/15/25	Aa1/AA+/NR	1,419,538
880,000	5.000%, 05/15/28	Aa1/AA+/NR	1,024,382
500,000	5.000%, 05/15/29	Aa1/AA+/NR	578,580
	Washington State Health Care Facilities
	Authority Revenue, Refunding,
	Fred Hutchinson Cancer
595,000	5.000%, 01/01/18	A3/A/NR	636,347
	Total Hospital		14,683,901

	Housing (0.8%)
	Utah Housing Corporation Single
	Family Mortgage
355,000	4.950%, 01/01/32 Series A Class II	Aa2/AA/AA	375,682
1,070,000	4.500%, 01/01/24 Series A Class III	Aa3/AA-/AA-	1,118,985
120,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA/AA	126,334
450,000	4.500%, 07/01/23 Series C	Aa3/AA-/AA-	468,405

15 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Housing (continued)
	Utah Housing Corporation Single
	Family Mortgage (continued)
$1,000,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA-	$1,044,280
	Total Housing		3,133,686

	Local Public Property (9.8%)
	Bluffdale, Utah Local Building Authority
	Lease Revenue
1,215,000	4.000%, 03/01/35	A1/NR/NR	1,283,976
	Brigham, Utah SpecialAssessmentVoluntary
	Assessment Area
1,140,000	5.250%, 08/01/23	A1/NR/NR	1,288,314
445,000	5.500%, 08/01/29	A1/NR/NR	506,036
	Brownsville, Texas Navigation District -
	Senior Lien
1,220,000	5.000%, 03/01/30 AGMC Insured AMT	A2/AA/NR	1,419,763
	Civicventures, Alaska Revenue Refunding,
	Anchorage Convention Center
1,000,000	5.000%, 09/01/28	NR/A/AA-	1,184,420
1,000,000	5.000%, 09/01/29	NR/A/AA-	1,176,260
1,000,000	5.000%, 09/01/30	NR/A/AA-	1,171,760
	Clark County, Nevada Improvement District
	Special Local Improvement #128
	(Summerlin)
500,000	5.000%, 02/01/21 Series A	NR/NR/NR*	503,350
	Downtown RedevelopmentAuthorityTexas
	Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,160,150
	Eagle Mountain, Utah SpecialAssessmentArea
430,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	493,889
	Harris County,Texas Sports Refunding
	Senior Lien
500,000	5.000%, 11/15/30 Series A	A2/A-/NR	589,080
	Herriman, Utah Special Assessment Towne
	Center Assessment Area
1,045,000	4.875%, 11/01/23	NR/AA-/NR	1,194,937
1,150,000	5.000%, 11/01/25	NR/AA-/NR	1,324,650
1,975,000	5.000%, 11/01/29	NR/AA-/NR	1,981,162

16 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	Houston,Texas Hotel OccupancyTax and
	Special Revenue
$1,000,000	5.000%, 09/01/31	A2/A-/NR	$1,172,720
	Jacksonville, Florida Special Revenue and
	Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	Aa3/AA-/AA-	1,218,365
	Mesquite, Nevada New Special
	Improvement District
100,000	5.250%, 08/01/17	NR/NR/NR*	100,609
220,000	5.350%, 08/01/19	NR/NR/NR*	221,408
95,000	5.400%, 08/01/20	NR/NR/NR*	95,561
345,000	5.500%, 08/01/25	NR/NR/NR*	345,759
	Miami-Dade County, Florida Subordinated
	Special Obligation Capital Appreciation
	Bonds
3,000,000	zero coupon, 10/01/38 NPFG Insured
	Series A	A2/AA-/A+	935,610
	New Albany, Indiana Development
	Authority
500,000	4.250%, 02/01/22	NR/A+/NR	511,975
	Orange County, FloridaTourist Development
	Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa3/AA-/AA	1,209,080
	Orem, Utah Special Assessment
165,000	7.750%, 11/01/25	NR/NR/NR*	167,866
	Salt Lake City, Utah Local BuildingAuthority
	Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	1,066,811
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	434,014
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	462,336
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	495,857
	Salt LakeValley, Utah Fire Service District
	Lease Revenue
500,000	5.000%, 04/01/22	Aa2/NR/AA-	539,390
2,645,000	5.200%, 04/01/28	Aa2/NR/AA-	2,856,124
1,000,000	5.250%, 04/01/30	Aa2/NR/AA-	1,081,630

17 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	Springville, Utah SpecialAssessment Revenue
$67,000	5.500%, 01/15/17	NR/NR/NR*	$67,018
71,000	5.650%, 01/15/18	NR/NR/NR*	71,009
75,000	5.800%, 01/15/19	NR/NR/NR*	75,003
65,000	5.900%, 01/15/20	NR/NR/NR*	64,971
	St. Augustine, Florida Capital Improvement
	Refunding
500,000	5.000%, 10/01/34	Aa3/A+/A+	577,135
	St. Lucie County, Florida School Board COP
	Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	579,410
	Washington County/St. George Interlocal
	Agency, Utah Lease Revenue Refunding
1,365,000	0.500%, 12/01/16 Series A	A1/A+/NR	1,359,922
	Weber County, Utah Special Assessment
	Summit Mountain Area
1,590,000	5.500%, 01/15/28	NR/AA-/NR	1,946,685
4,120,000	5.750%, 01/15/33	NR/AA-/NR	5,088,736
	WestValley City, Utah Municipal Building
	Authority Lease Revenue Refunding
1,645,000	4.500%, 08/01/22 Series A NPFG/ FGIC
	Insured	A3/AA-/A+	1,663,983
	Total Local Public Property		39,686,734

	Public Schools (0.8%)
	Ogden City, Utah Municipal Building
	Authority School District Lease Revenue
1,315,000	5.000%, 01/15/31	Aa3/NR/NR	1,516,879
	Warsaw, Indiana Multi-School Building
	Corp., First Mortgage
1,800,000	5.450%, 01/15/28 Series B	NR/AA+/NR	1,940,094
	Total Public Schools		3,456,973

	Sales Tax (4.7%)
	Bountiful City, Utah SalesTax Refunding Bond
432,000	4.000%, 06/01/17	NR/AA/NR	439,767

18 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Sales Tax (continued)
	Central Puget Sound, Washington Regional
	Transit Authority Sales & Use Tax
	Improvement & Refunding
$1,000,000	5.000%, 11/01/31	Aa2/AAA/NR	$1,225,000
	Cottonwood Heights, Utah SalesTax Revenue
2,000,000	5.000%, 07/01/32 Series 2014	NR/AA-/NR	2,332,860
	Draper, Utah SalesTax Revenue
1,000,000	5.000%, 05/01/32 Series A	NR/AA/NR	1,187,070
	Herriman City, Utah Sales & FranchiseTax
	Revenue Refunding
355,000	1.000%, 08/01/19 Series B	NR/AA-/NR	352,923
2,040,000	4.000%, 08/01/25 Series B	NR/AA-/NR	2,366,563
2,135,000	4.000%, 08/01/30 Series B	NR/AA-/NR	2,369,765
1,515,000	5.000%, 08/01/33 Series B	NR/AA-/NR	1,800,426
	Miami-Dade County, FloridaTransit System
	Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA-	1,170,860
	Riverton City, Utah Franchise & Sales
	Tax Revenue
750,000	4.000%, 06/01/30	NR/AA-/AA	819,683
1,000,000	5.250%, 12/01/36	NR/AA-/AA	1,176,260
	South Jordan, Utah Redevelopment Agency
	Subordinated SalesTax &Tax Increment
	Revenue
1,000,000	5.000%, 04/01/29	NR/AA-/AA+	1,193,930
	Spanish Fork City, Utah SalesTax Revenue
	Refunding
1,115,000	0.750%, 04/15/18 Series 2014	NR/AA-/NR	1,111,867
	WestValley City, Utah SalesTax Revenue
	Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,581,125
	Total Sales Tax		19,128,099

	State Agency (2.5%)
	Utah Infrastructure Agency
	Telecommunications & FranchiseTax
635,000	1.000%, 10/15/19	A2/AA-/NR	626,504
1,970,000	5.250%, 10/15/30	A2/AA-/NR	2,406,197
1,000,000	5.000%, 10/15/33	A2/AA-/NR	1,155,720

19 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	State Agency (continued)
	Utah Infrastructure Agency
	Telecommunications & FranchiseTax
	(continued)
$1,630,000	5.250%, 10/15/38	A2/AA-/NR	$1,883,791
1,000,000	5.500%, 10/15/30 Series A
	AGMC Insured	A2/AA/NR	1,196,760
1,475,000	5.250%, 10/15/33 Series A
	AGMC Insured	A2/AA/NR	1,729,733
	Utah State Building Ownership Authority
	Lease Revenue RefundingState Facilities
	Master Lease Program
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,249,890
	Total State Agency		10,248,595

	Transportation (6.7%)
	Clark County, Nevada Highway Improvement
	Revenue Indexed FuelTax & Subordinate
	MotorVehicle FuelTax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	$2,413,800
	NorthTexasTurnpike Authority Revenue
4,070,000	6.100%, 01/01/28	A1/A/NR	4,619,857
	UtahTransit Authority SalesTax Revenue
1,000,000	5.000%, 06/15/31 Series A	Aa2/AAA/AA	1,229,090
2,000,000	5.000%, 06/15/38 Series A	Aa2/AAA/AA	2,386,620
	UtahTransit Authority SalesTax Revenue
	Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/A+	5,903,850
5,000,000	5.000%, 06/15/37 Series A	A1/A+/A+	5,833,100
	UtahTransit Authority SalesTax Revenue
	Refunding
1,000,000	5.000%, 06/15/32	A1/A+/A+	1,154,400
	UtahTransit Authority SalesTax &
	Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AAA/AA	257,891
	Washoe County, Nevada Highway Revenue
	Fuel Tax
1,000,000	5.500%, 02/01/28	A1/A+/NR	1,117,180

20 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Transportation (continued)
	Washoe County, Nevada Highway Revenue
	FuelTax (continued)
$1,000,000	5.000%, 02/01/32	A1/A+/NR	$1,094,600
1,000,000	5.000%, 02/01/38	A1/A+/NR	1,087,650
	Total Transportation		27,098,038

	Water and Sewer (12.2%)
	Central Utah Water Conservancy District
	Refunding, Jordanelle Hydrant
1,125,000	4.500%, 10/01/27 Series A	NR/AA/AA	1,300,264
	Central Weber, Utah Sewer Improvement
	District Revenue Refunding
1,000,000	5.000%, 03/01/28 SeriesA AGMC Insured NR/AA/AA		1,129,020
4,000,000	5.000%, 03/01/33 SeriesAAGMC Insured	NR/AA/AA	4,483,800
	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	Aa3/AA/NR	1,152,970
	El Paso,Texas Water & Sewer Revenue
	Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,147,590
	Florida State Governmental Utility Authority
	Refunding Revenue Bonds (Lehigh Utility
	System)
500,000	5.000%, 10/01/31 Series 2014AGMC Insured	A2/AA/NR	586,305
	JordanValley, Utah Water Conservancy
	District Revenue
6,000,000	5.000%, 10/01/35 Series B	NR/AA+/AA	6,924,600
	Jordanelle, Utah Special Service District
206,000	5.200%, 11/15/16	NR/NR/NR*	206,082
216,000	5.300%, 11/15/17	NR/NR/NR*	216,102
228,000	5.400%, 11/15/18	NR/NR/NR*	228,084
240,000	5.500%, 11/15/19	NR/NR/NR*	240,055
253,000	5.600%, 11/15/20	NR/NR/NR*	253,000
268,000	5.700%, 11/15/21	NR/NR/NR*	267,984
283,000	5.800%, 11/15/22	NR/NR/NR*	282,980
299,000	6.000%, 11/15/23	NR/NR/NR*	298,991

21 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Kane County, Utah Water Conservancy
	District Revenue Refunding
$945,000	4.000%, 08/15/29 AGMC Insured	NR/AA/NR	$1,068,530
	Laredo,Texas Waterworks Sewer System
	Revenue
1,450,000	5.000%, 03/01/24 Series 2010	A1/AA-/AA-	1,663,788
	Miami-Dade County, Florida Water and
	Sewer Revenue System
1,000,000	5.000%, 10/01/26	Aa3/A+/A+	1,253,200
1,500,000	5.000%, 10/01/29 AGC Insured	Aa3/AA/A+	1,717,260
1,000,000	5.000%, 10/01/31 Series A	Aa3/A+/A+	1,190,420
	Mountain Regional Water Special Service
	District, Utah Water Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/A+	3,483,780
	North Slope Borough, Alaska Service Area
	10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/A-/NR	1,166,430
1,000,000	5.250%, 06/30/28	NR/A-/NR	1,165,900
1,000,000	5.250%, 06/30/34	NR/A-/NR	1,153,660
	Ogden City, Utah Sewer & Water
	Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,408,820
750,000	4.625%, 06/15/38 AGMC Insured	Aa3/NR/NR	789,390
	Ogden City, Utah Storm Drain
	Revenue Bonds
500,000	5.250%, 06/15/28	NR/AA/NR	607,620
	Okaloosa County, Florida Water and
	Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA-	1,204,150
	Orem, Utah Water & Storm Sewer Revenue
1,000,000	5.000%, 07/15/26	NR/AA/AA+	1,092,690
1,250,000	5.250%, 07/15/28	NR/AA/AA+	1,372,900
	Pleasant Grove City, Utah Water Revenue
1,000,000	5.250%, 12/01/29 AGMC Insured	NR/AA/NR	1,107,470
	Salt Lake & Sandy, Utah MetropolitanWater
	District,Water Revenue, Refunding
650,000	5.000%, 07/01/31 Series A	NR/AA+/AA+	727,344
1,000,000	5.000%, 07/01/37 Series A	NR/AA+/AA+	1,157,310

22 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	San Jacinto,Texas RiverAuthorityWoodlands
	Waste Disposal
$1,000,000	5.000%,10/01/30 BAMI Insured	NR/AA/NR	$1,182,510
	Sarasota, Florida Utility System Revenue
	Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA+	1,729,122
	South Weber City, Utah Water Revenue
930,000	5.000%, 06/01/40 AGMC Insured	NR/AA/NR	1,030,505
	Tacoma, Washington Solid Waste
	Utility Revenue
1,000,000	5.000%, 12/01/23 Syncora Guarantee, Inc.
	Insured	A1/AA/AA-	1,029,070
	Utah Water Finance Agency Revenue
1,645,000	4.500%, 10/01/28 AMBAC Insured	Aa3/NR/NR	1,728,369
	Weber Basin, Utah Water Conservancy
	District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	996,527
	Total Water and Sewer		49,744,592
	Total Revenue Bonds		268,284,566

	Pre-Refunded \
	Escrowed to Maturity Bonds (14.6%)††

	Pre-Refunded
	General Obligation Bonds (2.2%)

	City and County (0.2%)
	Clark County, Nevada, Refunding
1,000,000	4.750%, 11/01/27 NPFG/ FGIC Insured	Aa1/AA/NR	1,003,250

	Local Public Property (0.0%)
	Coral Canyon, Utah Special Service District
20,000	4.850%, 07/15/17	NR/NR/NR*	20,241

	Public Schools (1.0%)
	Clark County, Nevada School District
500,000	5.000%, 06/15/28 Series A	A1/AA-/A	545,815

23 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Public Schools (continued)
	Florida State Board of Education Public
	Education Capital Outlay
$2,000,000	4.750%, 06/01/30 2005 Series F	Aa1/AAA/AAA	$2,033,500
	Uintah County, Utah School District
	School Board Guaranty Program
455,000	4.250%, 02/01/24	Aaa/NR/NR	460,633
	Wasatch County, Utah School District School
	Board Guaranty Program
880,000	5.000%, 06/01/25	Aaa/NR/NR	886,283
	Total Public Schools		3,926,231

	State (0.7%)
	Texas StateTransportation Commission
	Mobility Fund
1,140,000	5.000%, 04/01/27 Series A	Aaa/AAA/NR	1,188,450
	Washington StateVarious Purpose
1,405,000	5.000%, 07/01/30 Series A	Aa1/AA+/NR	1,478,482
	Total State		2,666,932

	Water and Sewer (0.3%)
	VirginValley, Nevada Water District
955,000	5.000%, 03/01/34 AGC Insured	A1/NR/NR	1,031,639
	Total Pre-Refunded General Obligation Bonds		8,648,293

	Pre-Refunded\Escrowed to Maturity
	Revenue Bonds (12.4%)

	Education - Charter Schools (0.3%)
	Utah State Charter School FinanceAuthority
	George Washington Academy
1,000,000	6.750%, 07/15/28	NR/BBB-/NR	1,037,290

	Electric (0.5%)
	Cowlitz County,Washington Public Utility
	District No. 001
560,000	4.500%, 09/01/26 NPFG Insured	A1/NR/NR	569,178
	Eagle Mountain, Utah Gas & Electric
325,000	5.000%, 06/01/24 AGMC Insured	NR/AA/NR	386,737

24 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Electric (continued)
	Energy Northwest,Washington
	Wind Project
$1,000,000	4.500%, 07/01/30 SeriesAAMBAC Insured	A2/A/NR	$1,009,530
	Lower Colorado River Authority,Texas
60,000	5.250%, 05/15/29	NR/NR/NR*	67,890
5,000	5.250%, 05/15/29	NR/NR/NR*	5,641
	Total Electric		2,038,976

	Higher Education (1.8%)
	Texas State University System Financing
	Revenue
2,000,000	5.250%, 03/15/25	Aa2/NR/NR	2,171,360
	Utah State Board of Regents
2,980,000	4.500%, 04/01/29	Aa2/AA+/NR	3,535,263
	Utah State Board of Regents, University
	of Utah Hospital Revenue
1,245,000	5.000%, 08/01/31	Aa2/AA/NR	1,452,255
	Total Higher Education		7,158,878

	Hospital (0.4%)
	Harris County,Texas Health Facilities
	Development Corp., Christus Health
260,000	4.750%, 07/01/30 AGMC Insured	A1/NR/NR	299,777
	Richmond, Indiana Hospital Revenue
155,000	5.000%, 01/01/19 ETM	NR/A/A	165,331
	Tarrant County,Texas Cultural Education
	Facilities Finance Corp. Hospital
	Refunding, Baylor Healthcare System
930,000	5.250%, 08/15/25	AA3/AA-/NR	1,091,718
70,000	5.250%, 08/15/25	NR/NR/NR*	82,172
	Total Hospital		1,638,998

	Local Public Property (1.2%)
	Uintah County, Utah Municipal Building
	Authority Lease Revenue
500,000	5.000%, 06/01/24	NR/A+/NR	545,575
2,000,000	5.300%, 06/01/28	NR/A+/NR	2,195,100

25 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	Uintah County, Utah Municipal Building
	Authority Lease Revenue (continued)
$1,005,000	5.500%, 06/01/37	NR/A+/NR	$1,107,329
1,120,000	5.500%, 06/01/40	NR/A+/NR	1,234,038
	Total Local Public Property		5,082,042

	Public Schools (0.6%)
	Hillsborough County, Florida School Board COP
1,500,000	5.000%, 07/01/31 NPFG Insured	Aa2/AA-/AA	1,515,900
	Tooele County, Utah Municipal Building
	Authority School District Lease Revenue
1,000,000	5.000%, 06/01/28	A1/A+/NR	1,090,020
	Total Public Schools		2,605,920

	SalesTax (0.7%)
	Payson City, Utah SalesTax Revenue
445,000	5.000%, 08/01/21 AGMC Insured	A2/AA/NR	451,510
	Riverton City, Utah Franchise & Sales
	Tax Revenue
750,000	5.000%, 06/01/24 AMBAC Insured	NR/AA-/AA	787,583
	Riverton City, Utah Franchise & Sales
	Tax Revenue
1,585,000	5.000%, 06/01/31 AMBAC Insured	NR/AA-/AA	1,664,424
	Total Sales Tax		2,903,517

	State Agency (0.7%)
	Utah State Building Ownership Authority
	Lease Revenue Refunding State Facilities
	Master Lease Program
465,000	5.000%, 05/15/21	Aa1/AA+/NR	467,478
510,000	5.000%, 05/15/23	Aa1/AA+/NR	512,718
1,575,000	5.000%, 05/15/26	Aa1/AA+/NR	1,772,663
	Total State Agency		2,752,859

	Transportation (4.2%)
	Dallas,Texas Area RapidTransit SalesTax
	Revenue Refunding Senior Lien
1,435,000	5.000%, 12/01/36 AMBAC Insured	Aa2/NR/NR	1,476,816

26 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Transportation (continued)
	UtahTransit Authority SalesTax Revenue
$2,000,000	5.000%, 06/15/27 Series A	Aa2/AAA/NR	$2,180,960
1,000,000	5.000%, 06/15/28 Series A	Aa2/AAA/NR	1,090,480
6,920,000	5.000%, 06/15/36 AGMC Insured
	Series A	Aa2/AAA/NR	7,546,122
	UtahTransit Authority SalesTax Revenue
	Capital Appreciation Refunding
2,000,000	zero coupon, 06/15/29 NPFG Insured
	Series A	A1/AA-/NR	1,091,480
	UtahTransit Authority SalesTax Revenue
	Refunding
5,185,000	zero coupon, 06/15/23 Series A
	NPFG Insured	A1/AA-/NR	3,832,441
	Total Transportation		17,218,299

	Water and Sewer (2.0%)
	Cape Coral, FloridaWater & Sewer Revenue
1,000,000	5.000%, 10/01/36 AGMC-AMBAC
	Insured	A1/AA/A	1,018,610
	King County, Washington Sewer Revenue
660,000	5.000%, 01/01/33 AGMC Insured	Aa2/AA+/NR	695,363
	Pleasant Grove City, Utah Water Revenue
450,000	4.300%, 12/01/20 NPFG Insured	A3/AA-/NR	461,057
1,370,000	5.000%, 12/01/31 Series B NPFG Insured A3/AA-/NR		1,409,922
	Tampa Bay, Florida Regional Water
	Refunding & Improvement
885,000	4.750%, 10/01/33 NPFG Insured	Aa1/AA+/AA+	903,558
	Utah Water Conservancy District
1,400,000	5.250%, 01/15/27	NR/A/NR	1,567,916
	White City, Utah Water Improvement
	District Revenue
500,000	5.000%, 02/01/23 AGMC Insured	A2/NR/NR	518,015
700,000	5.000%, 02/01/25 AGMC Insured	A2/NR/NR	725,221
840,000	5.000%, 02/01/27 AGMC Insured	A2/NR/NR	870,265
	Total Water and Sewer		8,169,927
	Total Pre-Refunded\Escrowed to
	Maturity Revenue Bonds		50,606,706
	Total Pre-Refunded\Escrowed to
	Maturity Bonds		59,254,999

27 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
		and Fitch
		(unaudited)	Value
	Total Municipal Bonds (cost
	$372,254,881)		$394,476,261

Shares	Short-Term Investment (2.4%)
9,721,945	DreyfusTax Exempt Cash Management,
	Institutional Shares, 0.06%**
	(cost $9,721,945)	NR/Aaa/NR	9,721,945

	Total Investments (cost $381,976,826-note 4)	99.4%	404,198,206
	Other assets less liabilities	0.6	2,557,815
	Net Assets	100.0%	$406,756,021

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P and Fitch	7.9%
Pre-Refunded bonds\ ETM bonds††	15.0
Aa of Moody’s or AA of S&P and Fitch	51.1
A of Moody’s or S&P and Fitch	20.6
BBB of S&P	2.4
BB+ of S&P	0.5
Not Rated*	2.5
100.0%

PORTFOLIO ABBREVIATIONS:
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMI - Build America Mutual Insurance
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Administration
IHC - Intermountain Health Care
NPFG - National Public Finance Guarantee
NR - Not Rated
PSF- Permanent School Fund

28 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC Rule 144A, which modifies a two- year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

†	Calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity Bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

29 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016

ASSETS
Investments at value (cost $381,976,826)	$404,198,206
Interest receivable	5,311,181
Receivable for Fund shares sold	527,284
Other assets	46,041
Total assets	410,082,712
LIABILITIES
Payable for investment securities purchased	2,341,020
Payable for Fund shares redeemed	603,928
Management fee payable	162,924
Dividends payable	96,185
Distribution and service fees payable	3,308
Accrued expenses payable	119,326
Total liabilities	3,326,691
NET ASSETS	$406,756,021
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$384,941
Additional paid-in capital	383,568,390
Net unrealized appreciation on investments (note 4)	22,221,380
Accumulated net realized gain on investments	346,353
Undistributed net investment income	234,957
	$406,756,021
CLASS A
Net Assets	$220,576,472
Capital shares outstanding	20,889,131
Net asset value and redemption price per share	$10.56
Maximum offering price per share (100/96 of $10.56)	$11.00
CLASS C
Net Assets	$74,523,691
Capital shares outstanding	7,064,229
Net asset value and offering price per share	$10.55
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$10.55	*
CLASS Y
Net Assets	$111,655,858
Capital shares outstanding	10,540,690
Net asset value, offering and redemption price per share	$10.59

See accompanying notes to financial statements.

30 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2016

Investment Income:

Interest income		$13,792,777
Other income		28,678
		13,821,455
Expenses:

Management fee (note 3)	$1,927,837
Distribution and service fees (note 3)	1,186,919
Transfer and shareholder servicing agent fees	209,659
Trustees’ fees and expenses (note 7)	144,269
Legal fees	98,695
Fund accounting fees	31,097
Shareholders’ reports	29,364
Registration fees and dues	24,081
Auditing and tax fees	22,901
Custodian fees (note 6)	20,269
Insurance	18,538
Chief compliance officer services (note 3)	9,034
Miscellaneous	39,195
Total expenses	3,761,858

Management fee waived (note 3)	(112,150)
Expenses paid indirectly (note 6)	(277)
Net expenses		3,649,431
Net investment income		10,172,024

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	346,871
Change in unrealized appreciation on
investments	1,989,435

Net realized and unrealized gain (loss) on
investments		2,336,306
Net change in net assets resulting from operations		$12,508,330

See accompanying notes to financial statements.

31 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
OPERATIONS:
Net investment income	$10,172,024	$11,040,195
Net realized gain (loss) from
securities transactions	346,871	223,099
Change in unrealized appreciation
on investments	1,989,435	13,945,495
Change in net assets from
operations	12,508,330	25,208,789

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(5,745,329)	(6,363,486)
Net realized gain on investments	(124,358)	(152,947)

Class C Shares:
Net investment income	(1,524,152)	(1,856,803)
Net realized gain on investments	(42,845)	(59,480)

Class Y Shares:
Net investment income	(2,869,555)	(2,777,673)
Net realized gain on investments	(58,908)	(66,932)
Change in net assets from
distributions	(10,365,147)	(11,277,321)

CAPITAL SHARE TRANSACTIONS (note 8):
Proceeds from shares sold	86,226,199	74,617,712
Reinvested dividends and
distributions	8,497,616	8,766,461
Cost of shares redeemed	(76,235,434)	(67,089,108)
Change in net assets from
capital share transactions	18,488,381	16,295,065

Change in net assets	20,631,564	30,226, 533

NET ASSETS:
Beginning of period	386,124,457	355,897,924
2
End of period*	$406,756,021	$386,124,457

*Includes undistributed net investment income of:	$234,957	$201,969

See accompanying notes to financial statements.

32 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

1. Organization

Aquila Tax-Free Fund For Utah (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Fund For Utah), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

33 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2016:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$9,721,945
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	394,476,261
Level 3 – Significant Unobservable Inputs	—
Total	$404,198,206

*See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount. In connection with certain bonds, fee income is recognized by the Fund on a daily basis over the life of the bonds.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2013–2015) or expected to be taken in the Fund’s 2016 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

34 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, there were no items identified that have been reclassified among components of net assets.

i)
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”

j)
In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

3. Fees and Related Party Transactions

a) Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

35 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for a Class A Shares, 1.64% for Class C Shares, 0.96% for Class I Shares and 0.63% for Class Y Shares through September 30, 2016. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2016, the Fund incurred management fees of $1,927,837 of which $112,150 was waived.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information. b) Distribution and Service Fees:

Effective March 1, 2016, Aquila Distributors, Inc. merged its assets, liabilities and operations with and into Aquila Distributors LLC, which at such time, became the principal underwriter of the Fund. There was no change in control or management, no automatic assignment or termination of agreements, and no change in the capitalization, operations, business or business plans as a result of the merger (individually and collectively both firms shall be referred to as the “Distributor”).

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by the Distributor including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2016, distribution fees on Class A Shares amounted to $420,041, of which the Distributor retained $15,098.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the year ended March 31, 2016, these payments amounted to $575,159. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2016, amounted to $191,719. The total of these payments with respect to Class C Shares amounted to $766,878, of which the Distributor retained $185,300.

36 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2016, total commissions on sales of Class A Shares amounted to $280,331, of which the Distributor received $26,389.

4. Purchases and Sales of Securities

During the year ended March 31, 2016, purchases of securities and proceeds from the sales of securities aggregated $86,664,149 and $73,714,184, respectively.

At March 31, 2016, the aggregate tax cost for all securities was $381,834,860. At March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $22,481,209 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $117,863, for a net unrealized appreciation of $22,363,346.

5. Portfolio Orientation

At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2016, the Fund had 59% of its net assets invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, the interest on which is currently exempt from Utah individual income taxes. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Expenses

The Fund negotiated an expense offset arrangement with its prior custodian wherein it received credit toward the reduction of custodian fees and other Fund expenses whenever there were uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

37 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

7. Trustees’ Fees and Expenses

For the year ended March 31, 2016 there were 11 Trustees, one of whom is affiliated with the Manager and is not paid any fees and two of whom retired and were not replaced as of the close of the fiscal year. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2016 was $117,842. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2016, such meeting-related expenses amounted to $26,427.

8. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	3,462,768	$36,146,607	2,178,526	$22,632,860
Reinvested distributions	454,744	4,748,096	490,067	5,088,494
Cost of shares redeemed	(2,597,503)	(27,064,233)	(3,249,783)	(33,659,897)
Net change	1,320,009	13,830,470	(581,190)	(5,938,543)
Class C Shares:
Proceeds from shares sold	1,742,925	18,193,813	1,309,255	13,594,718
Reinvested distributions	126,090	1,314,676	144,790	1,502,670
Cost of shares redeemed	(2,486,917)	(25,912,264)	(1,833,313)	(18,953,242)
Net change	(617,902)	(6,403,775)	(379,268)	(3,855,854)
Class Y Shares:
Proceeds from shares sold	3,037,344	31,885,779	3,680,229	38,390,134
Reinvested distributions	232,358	2,434,844	208,481	2,175,297
Cost of shares redeemed	(2,224,581)	(23,258,937)	(1,390,637)	(14,475,969)
Net change	1,045,121	11,061,686	2,498,073	26,089,462
Total transactions in Fund
shares	1,747,228	$18,488,381	1,537,615	$16,295,065

38 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

9. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax.

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2016	March 31, 2015
Net tax-exempt income	$10,090,965	$10,981,022
Ordinary Income	48,071	16,940
Capital Gains	226,111	279,359
	$10,365,147	$11,277,321

As of March 31, 2016, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$182,571
Accumulated net realized gain	352,958
Unrealized appreciation	22,363,346
Other temporary differences	(96,185)
$22,802,690

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and market discount.

39 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
							Year Ended June 30,
	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14		Nine Months Ended 3/31/13 †		2012	2011
Net asset value, beginning of period	$10.50	$10.10	$10.37		$10.27		$9.74	$9.80
Income (loss) from investment operations:
Net investment income(1)	0.29	0.33	0.33		0.26		0.38	0.42
Net gain (loss) on securities (both
realized and unrealized)	0.06	0.40	(0.24)		0.10		0.53	(0.05)
Total from investment operations	0.35	0.73	0.09		0.36		0.91	0.37
Less distributions (note 10):
Dividends from net investment income	(0.28)	(0.32)	(0.33)		(0.26)		(0.38)	(0.43)
Distributions from capital gains	(0.01)	(0.01)	(0.03)		–		–	–
Total distributions	(0.29)	(0.33)	(0.36)		(0.26)		(0.38)	(0.43)
Net asset value, end of period	$10.56	$10.50	$10.10		$10.37		$10.27	$9.74
Total return(not reflecting sales charge)	3.41%	7.34%	0.96%		3.48	%(2)	9.49%	3.87%
Ratios/supplemental data
Net assets, end of period (in millions)	$221	$205	$204		$257		$255	$212
Ratio of expenses to average net assets	0.84%	0.84%	0.83%		0.83	%(3)	0.83%	0.83%
Ratio of net investment income to
average net assets	2.75%	3.14%	3.33%		3.28	%(3)	3.79%	4.31%
Portfolio turnover rate	20%	16%	12%		20	%(2)	17%	25%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.87%	0.91%	0.91	%(4)	0.88	%(3)	0.88%	0.87%
Ratio of net investment income to
average net assets	2.72%	3.07%	3.26	%(4)	3.23	%(3)	3.74%	4.28%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.84%	0.84%	0.83%		0.83	%(3)	0.83%	0.83%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.86% and 3.31%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

40 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
							Year Ended June 30,
	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14		Nine Months Ended 3/31/13 †		2012	2011
Net asset value, beginning of period	$10.50	$10.10	$10.37		$10.27		$9.74	$9.79
Income (loss) from investment operations:
Net investment income(1)	0.20	0.24	0.25		0.19		0.30	0.34
Net gain (loss) on securities (both
realized and unrealized)	0.06	0.41	(0.24)		0.11		0.53	(0.04)
Total from investment operations	0.26	0.65	0.01		0.30		0.83	0.30
Less distributions (note 10):
Dividends from net investment income	(0.20)	(0.24)	(0.25)		(0.20)		(0.30)	(0.35)
Distributions from capital gains	(0.01)	(0.01)	(0.03)		–		–	–
Total distributions	(0.21)	(0.25)	(0.28)		(0.20)		(0.30)	(0.35)
Net asset value, end of period	$10.55	$10.50	$10.10		$10.37		$10.27	$9.74
Total return(not reflecting CDSC)	2.55%	6.49%	0.15%		2.86	%(2)	8.62%	3.15%
Ratios/supplemental data
Net assets, end of period (in millions)	$75	$81	$81		$106		$96	$83
Ratio of expenses to average net assets	1.64%	1.63%	1.63%		1.63	%(3)	1.63%	1.63%
Ratio of net investment income to
average net assets	1.95%	2.34%	2.53%		2.47	%(3)	2.98%	3.51%
Portfolio turnover rate	20%	16%	12%		20	%(2)	17%	25%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.67%	1.71%	1.70	%(4)	1.67	%(3)	1.68%	1.67%
Ratio of net investment income to
average net assets	1.92%	2.27%	2.46	%(4)	2.42	%(3)	2.93%	3.48%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.64%	1.63%	1.63%		1.63	%(3)	1.63%	1.63%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.66% and 2.50%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

41 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
							Year Ended June 30,
	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14		Nine Months Ended 3/31/13 †		2012	2011
Net asset value, beginning of period	$10.53	$10.13	$10.41		$10.30		$9.77	$9.83
Income (loss) from investment operations:
Net investment income(1)	0.31	0.35	0.36		0.27		0.40	0.44
Net gain (loss) on securities (both
realized and unrealized)	0.06	0.40	(0.26)		0.11		0.53	(0.05)
Total from investment operations	0.37	0.75	0.10		0.38		0.93	0.39
Less distributions (note 10):
Dividends from net investment income	(0.30)	(0.34)	(0.35)		(0.27)		(0.40)	(0.45)
Distributions from capital gains	(0.01)	(0.01)	(0.03)		–		–	–
Total distributions	(0.31)	(0.35)	(0.38)		(0.27)		(0.40)	(0.45)
Net asset value, end of period	$10.59	$10.53	$10.13		$10.41		$10.30	$9.77
Total return	3.61%	7.54%	1.07%		3.83	%(2)	9.69%	4.08%
Ratios/supplemental data
Net assets, end of period (in millions)	$112	$100	$71		$88		$76	$56
Ratio of expenses to average net assets	0.64%	0.63%	0.63%		0.63	%(3)	0.63%	0.63%
Ratio of net investment income to
average net assets	2.95%	3.33%	3.53%		3.47	%(3)	3.98%	4.51%
Portfolio turnover rate	20%	16%	12%		20	%(2)	17%	25%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.67%	0.70%	0.70	%(4)	0.68	%(3)	0.68%	0.67%
Ratio of net investment income to
average net assets	2.92%	3.26%	3.46	%(4)	3.43	%(3)	3.93%	4.47%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.64%	0.63%	0.63%		0.63	%(3)	0.63%	0.63%
_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.50%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

42 | Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1) and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee (5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

43 | Aquila Tax-Free Fund For Utah

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Lowis & Gellen since December 2015; Partner, Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

44 | Aquila Tax-Free Fund For Utah

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

45 | Aquila Tax-Free Fund For Utah

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

___________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

46 | Aquila Tax-Free Fund For Utah

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Officers (3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013); Aquila Funds Trust (since 2013); Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010); Aquila Three Peaks High Income Fund (since 2006); Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010); Aquila Three Peaks Opportunity Growth Fund (2004-2013); and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

47 | Aquila Tax-Free Fund For Utah

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona since 1986, Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, (since 2011), and Co-Portfolio Manager, Tax-Free Fund For Utah, (since 2009)

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all Funds (since 2013); held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

48 | Aquila Tax-Free Fund For Utah

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013; Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

49 | Aquila Tax-Free Fund For Utah

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

___________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

50 | Aquila Tax-Free Fund For Utah

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (“12b-1”) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below is based on an investment of $1,000 invested on October 1, 2015 and held for the six months ended March 31, 2016.

Actual Expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2016

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.72%	$1,000.00	$1,027.20	$4.26
Class C	2.36%	$1,000.00	$1,023.60	$8.30
Class Y	2.81%	$1,000.00	$1,028.10	$3.19

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.84%, 1.64% and 0.63% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

51 | Aquila Tax-Free Fund For Utah

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,020.80	$4.24
Class C	5.00%	$1,000.00	$1,016.80	$8.27
Class Y	5.00%	$1,000.00	$1,021.85	$3.18

(1)
Expenses are equal to the annualized expense ratio of 0.84%, 1.64% and 0.63% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

52 | Aquila Tax-Free Fund For Utah

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2015, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2016, $10,090,965 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 97.4% of total dividends paid, were exempt-interest dividends; $226,111 of dividends paid by the Fund constituting 2.2% of total dividends paid were capital gains distributions; and the balance was ordinary income.

Prior to February 15, 2017, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2016 calendar year.

53 | Aquila Tax-Free Fund For Utah

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Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President
and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Todd W. Curtis, Vice President
and Co-Portfolio Manager
James T. Thompson, Vice President
and Co-Portfolio Manager
M. Kayleen Willis, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Distributor
AQUILA DISTRIBUTORS LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
BNY MELLON
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

Annual Report March 31, 2016

Aquila Tax-Free Trust of Arizona “The Importance of Infrastructure” Serving Arizona investors since 1986

May, 2016

Dear Fellow Shareholder:

For nearly three decades we have sought to give you as comprehensive a picture of your Fund as possible by highlighting, in each report letter, a topic we believe you will find of interest

This year’s focus will be upon benefits not only to you, as individual shareholders, but also to the overall quality of life in Arizona – infrastructure development and enhancement.

More than likely, when you decided to invest in Aquila Tax-Free Trust of Arizona, you were seeking double tax-free income and capital preservation - the two components of your Fund’s investment objective.

The benefit you may not have considered -- when you invested in the Fund -- was that Aquila Tax-Free Trust of Arizona would not only provide you with tax-free income, but it would also provide benefits to others within your community and throughout Arizona. These broader benefits are derived from the fact that municipal bonds, such as those in which your Fund invests, serve as the primary source of funding for our infrastructure.

While infrastructure is a relatively vague term, it is, in fact, vital to our economy. Infrastructure comprises the fundamental structures, systems and facilities that serve our nation and local communities and enable our economy to function smoothly. When you translate the word “infrastructure” into such commonly used words as roads, bridges, water facilities, pollution control, airports, schools, hospitals and fire and police stations, then you begin to more fully appreciate its significance.

We oftentimes take for granted a broad variety of public projects, fully expecting them to be there, day after day and year after year. We never really think about the fact that they might not be available were it not for municipal bond financing.

These projects and facilities are not the kind of items which are expendable or used up in a year or so and which towns and cities put in their yearly operating budgets. Rather, because they are there for the longer-term convenience, economic development and quality of life of the citizens of the community, they are rightfully financed by intermediate to long-term municipal obligations.

Your money invested in Aquila Tax-Free Trust of Arizona goes toward buying those municipal bonds, which in turn finance these long-term facilities and projects from which we all benefit.

NOT A PART OF THE ANNUAL REPORT

Given the criticality of infrastructure to our daily needs and our overall economy, it is important to not only maintain our current infrastructure but to enhance it in anticipation of future population growth. So, for example, by maintaining and enhancing our roadways, we can improve traffic flow and reduce consumption of fuel. Furthermore, by maintaining and enhancing our infrastructure, we can hopefully avoid future crises that could result from decrepit infrastructure.

A number of organizations have commented upon or assessed the state of our nation’s infrastructure. One such group is the American Society of Civil Engineers (“ASCE”), the oldest national engineering society in the U.S.

Every four years, ASCE publishes a comprehensive assessment – a report card – of the nation’s major infrastructure. The most recent 2013 report gives an overall grade of D+. This was a slight improvement over the 2009 overall grade of D, which is defined as poor: at risk, with many elements approaching the end of their service life. The report also provides grades across 16 categories, including roads, bridges, dams, drinking water, wastewater, schools, inland waterways, rail and ports, taking into consideration such factors as capacity, condition, future need and public safety.

Now, some might view this type of report with skepticism. For example, is it really appropriate to rate old infrastructure using current health and safety standards that are significantly different from those that existed when much of our infrastructure was originally built? And, clearly there is the potential for conflicts of interest with a report written by engineers on matters which may impact their livelihood.

At the same time, such reports can be useful in that they may serve as a wake-up call or reminder to us all. Similar reports of note include

•	a 60 Minutes report entitled “Falling Apart: America’s Neglected Infrastructure;”

•	Move:Putting America’s Infrastructure Back in the Lead by Rosabeth Moss Kanter of Harvard Business School;

•	The Road Taken:The History and Future of America’s Infrastructure by Duke University’s Henry Petrowski; and,

•	It’s Time for States to Invest in Infrastructure by the Center on Budget and Policy Priorities.

As the population and economy of Arizona grow, new and additional municipal projects are needed for the benefit of the citizens of Arizona and the various communities throughout the state. Without prioritization of infrastructure needs, conditions could very well deteriorate and, ultimately, this could place a drag on our economy.

These projects include a whole array of useful public purpose works and are financed through municipal bond investments, such as your investments in the Fund. In essence, your money has helped pay for that new road, airport, school, etc. that you and your neighbors now depend upon and enjoy.

Just as the needs of Arizona are many and varied, so, too, are the securities that make up Aquila Tax-Free Trust of Arizona’s portfolio of investments. You might be interested to know that included in the Fund’s March 31, 2016 portfolio were 218 separate municipal issues representing participation in many of Arizona’s major municipal projects throughout the state. So, as an investor in Aquila Tax-Free Trust of Arizona, you can take pride in knowing that you are playing a vital role and a very real part in maintaining, and enhancing, the quality of life for your family, friends, neighbors and future generations of Arizonans.

NOT A PART OF THE ANNUAL REPORT

In summary, we are very proud of the fact that Aquila Tax-Free Trust of Arizona has, in our view, not only met its investment objective of providing you with as high a level of tax-free income as is consistent with preservation of capital, but that your Fund has also served thousands of residents and local projects very well over the years through its support of Arizona’s vital infrastructure.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion Serving Arizona investors since 1986

As we look back over the past twelve months, we have a sense of “déjà vu”. At this time last year, we talked of modest domestic economic growth, the impact of low interest rates around the world, and whether or not the Federal Reserve (the “Fed”) would increase interest rates. All three of these topics are relevant today with the continuation of low energy prices, subdued inflation and a range-bound fixed income market.

Once again, interest rates as measured by the bell-weather ten year Treasury yield finished lower at our fiscal year end than twelve months previously. On March 31, 2016 the ten-year Treasury closed at a yield of 1.77%, slightly lower than the 1.92% of March 31, 2015. For most of 2015, yields traded in a range of 2% to 2.30% and as high as 2.48% in early June, 2015. Starting in 2016, however, yields fell to a low of 1.66% in mid-February before backing up slightly to the March 31 fiscal year-end for Aquila Tax-Free Trust of Arizona (the “Fund”) level of 1.77%. The current lackluster U.S. economic forecast along with global economic weakness, is putting pressure on the Federal Reserve, which could result in continued low rates for the foreseeable future.

Municipals mimicked the direction of the Treasury market but within a tighter range. Ten year AAA municipal yields traded in a range of 2% to 2.30% for most of 2015 before following Treasury yields lower to 1.75% as of March 31, 2016, down slightly from the 2% level at the start of the fiscal year.

Fund Performance

The net asset value of the Fund Class A shares on March 31, 2015 was $10.98. As of the fiscal year-end of March 31, 2016, the share price was down slightly to $10.95. The Fund paid a capital gain of $0.02, at the end of December, so share return for the twelve months ended March 31, 2016 was down $0.01 or negative 0.09%. Income for the twelve months equaled $0.351 per share, a small decline from the previous two years of $0.376 per share. Thus income return equaled 3.29% for a total twelve month return of 3.20%

Fund returns slightly out-performed the Barclay’s Quality Intermediate Municipal Index (the “Index”) which returned 3.16% for the twelve months. Both the Fund and the Index have similar portfolio characteristics. The Index had a modified duration of 4.27 years versus the Fund’s duration of 4.42 years as of March 31, 2016. However, the Fund tends to have a slightly longer maturity structure than the Index. Through most of 2015, we carried an average life of approximately 11.5 years, shorter than in recent years when the average life was closer to 12.0 years. The Index is typically weighted toward a slightly shorter maturity structure of eight to nine years. The Fund has a slightly higher weighting of holdings in the “A” rated category than the Index. Typically these traits allow your Fund to outperform the Index. We believe the Fund’s performance essentially matching that of the Index was indicative of higher quality municipals performing well and, in particular, the strength of intermediate maturities in the 9-10 year range.

1 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Municipal Market

Municipal issuance continued to be strong over the past year. On a calendar year basis, issuance nationally equaled almost $398 billion, a 17% increase from 2014, and the largest issuance year since $431 billion in 2010. Our local municipalities continued a trend of refinancing debt (called refundings) to reduce debt costs and to improve balance sheets. In Arizona, issuance equaled $6.7 billion for the second consecutive year. We expect the issuance pattern in 2016 to be a bit lower on a national basis and noticeably lower in Arizona, possibly as low as $3.5 billion.

A favorite measure of value for municipals, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury bond of similar maturity) normalized somewhat during the past twelve months. As of March 31, 2016, the ratios stood at 88%, 95%, 97%, 101% and 103% for the 5, 10, 15, 20 and 30 year comparisons respectively. The ratios continue to show the attractiveness of municipals, but the sector has lost some of the “cheapness” exhibited in previous years.

During the coming year, we will continue to monitor the creditworthiness of several pockets within the municipal sector for any possible spillover impact to our local fund. In particular, Puerto Rico continues to experience serious payment problems from several years of fiscal mismanagement. Also, Illinois suffers from substantial underfunded pension obligations and is at a political impasse in reaching a solution. Please be assured that your Fund does not hold bonds issued by either Puerto Rico or Illinois.

U.S. Economy

Finally, in December, the Federal Reserve increased the Fed Funds target by a quarter of 1%. That marked the first “tightening” move by the Fed since June, 2006.

Current consensus forecasts have U.S. gross domestic product (“GDP”) growth at a modest 2% with inflation remaining subdued in the 1.5% range. Job growth is expected to continue with the unemployment rate possibly reaching 4.5%. With such numbers, we believe the Federal Reserve will increase the Fed Funds rate once if not twice before 2016 ends. However, we do not believe an increase will have much impact on the yield of longer maturities. Global economic growth continues to struggle with Japan barely above 0% growth, China slowing, and the possibility of Great Britain exiting the European Union, all contributing to lower rates around the world versus U.S. domestic rates. Lower world rates will continue to put pressure on U.S. rates, and probably keep the ten-year Treasury yield in the range of 1.80% to 2.10% that we’ve seen over the past three months.

Arizona Economy

In December, 2015, employment levels in Arizona returned to the pre-recession levels of 2007. Arizona’s unemployment rate continues to run higher than the nation as a whole but the gap is narrowing. Construction jobs, however, continue to lag behind those during the peak of 2006-2007. Revenue at the state level has improved, primarily from better retail sales led by robust automobile sales.

Arizona is the 14th largest state by population with 6.8 million people. However, the rate of growth appears to be slowing. Also, growth is concentrated in the Phoenix metropolitan area with five of Arizona’s 15 counties losing population over the past five years, according to the U.S. Census Bureau.

Indicative of the state’s revenue improvement, we expect the Arizona legislature to pass a 2017 fiscal budget appropriating approximately $9.5 billion, an increase of $300 million over 2016. We also anticipate education funding solutions in the coming year, hopefully setting the stage for improved funding to our K-12 schools and our state universities.

2 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

Our outlook and strategy remains consistent. We believe the Federal Reserve will increase short-term interest rates by 25 to 50 basis points (a basis point is 1/100th of 1%) over the next twelve months. Whether, or how the moves will impact interest rates farther out the yield curve remains in question. Typically, in periods of increasing Fed Fund rates the yield curve flattens. This means the short-term rates of one and two year maturities increase by a greater amount than rates of ten and thirty year maturities. We expect this, with long-term rates increasing only slightly over the next twelve months.

In our favor, we expect to have minimal turnover this year due to maturing bonds and/or bonds being called.

Thus, we expect to continue our strategy of intermediate term structure by maintaining the weighted average maturity near the current twelve year range. Likewise, we intend to maintain our long-term philosophy of laddering our maturities across the yield curve with a goal to minimize price fluctuation. We also expect to emphasize slightly better credits (A1 to AA credits as opposed to A-). As always our goal will be to provide tax-exempt income without undue risk to principal value.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely a ected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be a ected significantly by adverse economic, political or other events a ecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

3 | Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona for the 10-year period ended March 31, 2016 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2016
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 3/13/86
With Maximum Sales Charge	(0.95)%	4.34%	3.96%	5.51%
Without Sales Charge	3.20	5.19	4.39	5.66

Class C since 4/01/96
With CDSC**	1.31	4.30	3.51	3.81
Without CDSC	2.34	4.30	3.51	3.81

Class Y since 4/01/96
No Sales Charge	3.38	5.35	4.54	4.95

Barclays Capital Index	3.16	4.07	4.48	5.26	*	(Class A)
				4.76		(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within, including capital gains, the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/ or the Federal Alternative Minimum Tax (AMT). Past performance is not predictive of future investment results.

* From commencement of the index on 1/1/87.
** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

4 | Aquila Tax-Free Trust of Arizona

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Trust of Arizona:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Trust of Arizona as of March 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the nine month period ended March 31, 2013 and each of the two years in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Trust of Arizona as of March 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2016

5 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULESCHEDULE OF INVESTMENTS(continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (19.7%)	(unaudited)	Value

	City (6.9%)
	Buckeye Jackrabbit Trail Sanitary Sewer
	Improvement District
$1,337,000	6.250%, 01/01/29	NR/A-/NR	$1,563,849
	Chandler, Arizona
1,500,000	4.000%, 07/01/25	Aaa/AAA/AAA	1,741,635
1,000,000	5.000%, 07/01/26	Aaa/AAA/AAA	1,249,190
	Flagstaff Improvement District (Aspen
	Place Sawmill)
360,000	5.000%, 01/01/32	Aa3/NR/NR	360,594
	Gilbert Improvement District No. 19
235,000	5.200%, 01/01/23	Aa1/A+/NR	235,592
	Gilbert Improvement District No. 20
635,000	5.100%, 01/01/29	Aa1/A+/NR	708,273
	Goodyear, Arizona Refunding
1,000,000	5.000%, 07/01/29	Aa2/AA/NR	1,121,700
	Goodyear McDowell Road Commercial
	Corridor Improvement District
3,000,000	5.250%, 01/01/32 AMBAC Insured	A1/A/NR	3,090,630
	Phoenix, Arizona
1,240,000	6.250%, 07/01/17	Aa1/AA+/NR	1,325,374
	Queen Creek Improvement District No. 1
1,280,000	5.000%, 01/01/26	A3/A-/A-	1,287,155
1,280,000	5.000%, 01/01/32	A3/A-/A-	1,285,709
	Scottsdale, Arizona
200,000	4.000%, 07/01/28	Aaa/AAA/AAA	231,210
	Tempe, Arizona
2,245,000	4.000%, 07/01/22	Aa1/AAA/AAA	2,491,232
1,000,000	4.000%, 07/01/24	Aa1/AAA/AAA	1,172,750
	Tempe Improvement District
	(Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa3/NR/NR	2,131,800
	Tubac Fire District
760,000	5.500%, 07/01/28 AGC Insured	A1/NR/NR	861,939
	Total City		20,858,632

6 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	County (1.4%)
	Maricopa Co. Community College District
$2,000,000	4.000%, 07/01/21	Aaa/AAA/AAA	$2,196,100
500,000	4.750%, 07/01/23	Aaa/AAA/AAA	505,135
500,000	4.750%, 07/01/24	Aaa/AAA/AAA	505,075
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AA-	1,097,910
	Total County		4,304,220

	School District (11.4%)
	Buckeye Union High School District
	No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,171,740
	Gila Co. Unified School District No. 10
	(Payson)
350,000	5.000%, 07/01/26	Aa3/NR/NR	430,276
1,000,000	5.000%, 07/01/28	Aa3/NR/NR	1,215,790
	Glendale Union High School District
	No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	626,346
	Maricopa Co. Elementary School District
	No. 3 (Tempe)
250,000	4.000%, 07/01/25	Aa2/NR/NR	291,293
	Maricopa Co. Elementary School District
	No. 8 (Osborn)
920,000	6.250%, 07/01/22	NR/A/NR	950,728
	Maricopa Co. Elementary School District
	No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aa1/AA/NR	308,120
350,000	5.000%, 07/01/34	Aa1/AA/NR	415,104
	Maricopa Co. High School District
	No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa2/AA/NR	577,120
	Maricopa Co. Unified School District
	No. 11 (Peoria)
1,500,000	4.000%, 07/01/25	A2/AA-/NR	1,685,400
675,000	4.500%, 07/01/33 AGMC Insured	A2/AA/NR	751,532
	Maricopa Co. Unified School District
	No. 24 (Gila Bend)
355,000	5.500%, 07/01/22	NR/NR/NR*	361,816

7 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Maricopa Co. Unified School District
	No. 48 (Scottsdale)
$500,000	4.000%, 07/01/16	Aa1/AA/NR	$504,050
1,500,000	4.750%, 07/01/30	Aa1/AA/NR	1,726,725
	Maricopa Co. Unified School District
	No. 60 (Higley)
1,615,000	5.000%, 07/01/29	A1/A+/NR	1,928,472
	Maricopa Co. Unified School District
	No. 69 (Paradise Valley)
1,000,000	4.500%, 07/01/30	Aa2/NR/AA	1,148,780
	Maricopa Co. Unified School District
	No. 80 (Chandler)
525,000	4.000%, 07/01/33†††	Aa1/AA/NR	581,117
	Maricopa Co. Unified School District
	No. 89 (Dysart)
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	A3/AA-/NR	2,703,632
500,000	4.000%, 07/01/28	NR/A+/AA-	550,815
	Maricopa Co. Unified School District
	No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC
	Insured	A2/AA/NR	1,511,614
	Mohave Co. Unified School District No. 20
	(Kingman)
1,175,000	5.250%, 07/01/24 AGMC Insured	Aa3/AA/NR	1,283,347
	Navajo Co. Unified School District No. 2
	(Joseph City)
1,250,000	5.000%, 07/01/18	A2/NR/NR	1,332,800
	Pima Co. Unified School District No. 1
	(Tucson)
1,500,000	5.000%, 07/01/27 AGMC Insured	Aa2/AA/NR	1,626,555
	Pima Co. Unified School District No. 6
	(Marana)
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,145,063
1,250,000	5.000%, 07/01/25	NR/A+/NR	1,459,313
1,000,000	4.250%, 07/01/32 MAC Insured	NR/AA/NR	1,109,550

8 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Pima Co. Unified School District No. 8
	(Flowing Wells)
$1,000,000	5.375%, 07/01/29	NR/A+/NR	$1,158,100
	Pima Co. Unified School District No. 10
	(Amphitheater)
700,000	5.000%, 07/01/27	Aa2/A+/NR	814,919
	Pima Co. Unified School District No. 12
	(Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,128,446
	Pinal Co. Elementary School District No. 4
	(Casa Grande)
925,000	4.250%, 07/01/18 AGMC Insured	A1/AA/NR	964,525
	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aa2/AA/NR	699,439
	Western Maricopa Education Center District
	No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,329,372
	Yavapai Co. Elementary School District
	No. 6 (Cottonwood-Oak Creek)
720,000	5.000%, 07/01/34 BAMAC
	Insured	A2/AA/NR	836,042
	Total School District		34,327,941
	Total General Obligation Bonds		59,490,793

	Revenue Bonds (61.5%)

	Airport (3.4%)
	Phoenix Civic Improvement Corp.
	Airport Bonds
1,000,000	5.250%, 07/01/18 AMT	Aa3/AA-/NR	1,090,110
1,000,000	5.250%, 07/01/19 AMT	Aa3/AA-/NR	1,091,750
2,700,000	5.000%, 07/01/32 AMT	Aa3/AA-/NR	3,105,756
1,000,000	5.250%, 07/01/33	A1/A+/NR	1,145,450
1,200,000	5.000%, 07/01/33	Aa3/AA-/NR	1,296,804
1,250,000	5.000%, 07/01/34	A1/A+/NR	1,464,675
1,000,000	5.000%, 07/01/45	A1/A+/NR	1,144,660
	Total Airport		10,339,205

9 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Charter Schools (0.4%)
	Phoenix Industrial Development Authority
	(Great Hearts Academies Project)
$500,000	5.000%, 07/01/41	NR/BBB-/NR	$550,445
	Phoenix Industrial Development Authority
	(Villa Montessori Inc. Project)
415,000	5.000%, 07/01/35	NR/BBB-/NR	445,772
	Total Charter Schools		996,217

	Excise Tax (11.3%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA-/AA-	426,296
1,000,000	5.000%, 07/01/43	NR/AA-/AA-	1,133,530
	Casa Grande Excise Tax
1,435,000	5.000%, 04/01/28	NR/AA/AA	1,600,900
	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	596,615
	El Mirage Pledged Excise Tax
500,000	5.000%, 07/01/30	A2/AA-/NR	571,155
	Gilbert Pledged Revenue Obligations
450,000	4.000%, 07/01/35	Aa2/AA+/AA+	485,680
	Gilbert Public Facilities Municipal
	Property Corp.
850,000	5.000%, 07/01/23	Aa1/AA+/NR	960,117
1,250,000	5.000%, 07/01/24	Aa1/AA+/NR	1,411,500
	Glendale Municipal Property Corp.
	Excise Tax
1,000,000	5.000%, 07/01/31	A2/AA/NR	1,062,140
	Goodyear Public Improvement Corp.
1,500,000	5.000%, 07/01/26	Aa3/AA-/NR	1,781,055
1,310,000	6.000%, 07/01/31	Aa3/AA-/NR	1,453,707
	Graham Co. Jail District Revenue
	Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,114,140
	Marana Pledged Excise Tax
275,000	4.000%, 07/01/30	NR/AA/NR	296,665
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,612,380
	Page Pledged Revenue Refunding
1,080,000	5.000%, 07/01/25	NR/AA-/NR	1,266,764

10 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Excise Tax (continued)
	Phoenix Civic Improvement Corp.
	(Civic Plaza)
$1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	$1,228,700
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,568,780
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,597,520
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	3,003,800
	Phoenix Civic Improvement Corp. Transit
	Excise Tax (Light Rail)
2,000,000	4.000%, 07/01/20	Aa2/AA/NR	2,244,840
	Pinal Co. Revenue Obligations Refunding
1,755,000	4.000%, 08/01/17	NR/AA/NR	1,831,553
1,500,000	5.000%, 08/01/33	NR/AA-/AA-	1,754,340
	Scottsdale Municipal Property Corp.
1,500,000	5.000%, 07/01/34	Aaa1/AAA/AAA	1,811,715
	Show Low Improvement District No. 6
250,000	6.000%, 01/01/18 ACA
	Insured	NR/NR/NR*	250,785
	Tempe Excise Tax
1,000,000	5.000%, 07/01/33	Aa2/AAA/NR	1,084,140
	Total Excise Tax		34,148,817

	Higher Education (7.2%)
	Arizona Board of Regents - Arizona State
	University System
300,000	5.000%, 07/01/28	Aa3/AA/NR	371,004
300,000	5.000%, 07/01/29	Aa3/AA/NR	369,027
200,000	5.000%, 07/01/30	Aa3/AA/NR	243,778
480,000	5.000%, 07/01/31	Aa3/AA/NR	581,515
1,000,000	5.000%, 07/01/32	Aa3/AA/NR	1,172,550
1,000,000	5.000%, 07/01/32	Aa3/AA/NR	1,172,550
200,000	5.000%, 07/01/41	Aa3/AA/NR	233,464
	Arizona Board of Regents - Northern
	Arizona University System
1,115,000	5.000%, 06/01/22 NPFG/FGIC Insured	A1/AA-/NR	1,167,427
575,000	5.000%, 06/01/32	A1/A+/NR	670,295
1,000,000	5.000%, 06/01/36 BAMAC Insured	A1/AA/NR	1,154,710

11 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Arizona Board of Regents - University of
	Arizona System Speed Stimulus Plan
	for Economic & Educational Development
$500,000	5.000%, 08/01/27	Aa3/A+/NR	$605,920
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,762,890
	Arizona Board of Regents
	(University of Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	480,872
460,000	5.000%, 06/01/31	Aa2/AA-/NR	542,460
2,000,000	5.000%, 06/01/38	Aa2/AA-/NR	2,400,220
	Arizona State University Speed Stimulus
	Plan for Economic & Educational
	Development
625,000	5.000%, 08/01/34	A1/AA-/NR	722,406
	Cochise Co. Community College District
630,000	5.000%, 07/01/31 BAMAC Insured	A2/AA/NR	742,675
	Northern Arizona University Speed
	Stimulus Plan for Economic &
	Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,631,636
	Phoenix Industrial Development Authority
	(Eastern Arizona University Project)
1,000,000	5.000%, 10/01/36	A2/A-/NR	1,149,690
	Phoenix Industrial Development Authority
	(Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A/NR	2,321,820
	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A1/AA/NR	1,150,350
	Yuma/ La Paz Counties Community College
	District (Arizona Western College), Refunding
1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	1,108,670
	Total Higher Education		21,755,929

	Hospital (12.2%)
	Arizona Health Facilities Authority
	(Banner Health)
300,000	5.125%, 01/01/29	NR/AA-/AA-	320,844
3,100,000	5.375%, 01/01/32	NR/AA-/AA-	3,327,013
1,750,000	5.000%, 01/01/43	NR/AA-/AA-	1,939,997

12 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Arizona Health Facilities Authority
	(Banner Health) (continued)
$3,500,000	5.000%, 01/01/44	NR/AA-/AA-	$3,964,590
	Arizona Health Facilities Authority
	(Catholic Healthcare West)
1,500,000	5.000%, 07/01/28	A3/A/A	1,662,315
2,000,000	5.250%, 03/01/39	A3/A/A	2,199,000
	Arizona Health Facilities Authority
	(Phoenix Children’s Hospital)
2,950,000	5.000%, 02/01/34	NR/BBB+/NR	3,298,011
	Arizona Health Facilities Authority
	(Scottsdale Lincoln Hospitals)
3,000,000	5.000%, 12/01/34	A2/NR/A	3,484,080
3,500,000	5.000%, 12/01/42	A2/NR/A	3,972,885
	Arizona Health Facilities Authority
	(Yavapai Regional Medical Center)
1,500,000	5.375%, 12/01/30 AGMC Insured	A2/NR/NR	1,724,460
	Maricopa Co. Industrial Development
	Authority (Catholic Healthcare West -
	St. Joseph’s Hospital)
3,000,000	5.250%, 07/01/32	A3/A/A	3,143,970
	Scottsdale Industrial Development
	Authority (Scottsdale Healthcare System)
1,000,000	5.000%, 09/01/18	A2/NR/A	1,089,150
750,000	5.000%, 09/01/35 AGMC Insured	A2/AA/A	847,463
	Yavapai Co. Industrial Development Authority
	(Northern Arizona Healthcare System)
500,000	5.250%, 10/01/25	NR/AA/NR	596,985
500,000	5.250%, 10/01/26	NR/AA/NR	594,955
	Yavapai Co. Industrial Development Authority
	(Yavapai Regional Medical Center)
1,000,000	5.250%, 08/01/33	Baa1/NR/BBB+	1,114,180
1,250,000	5.625%, 08/01/37	Baa1/NR/BBB+	1,332,000
	Yuma Industrial Development Authority
	(Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A-/NR	1,927,256
200,000	5.000%, 08/01/32	NR/A-/NR	226,268
	Total Hospital		36,765,422

13 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease (4.6%)
	Arizona Board of Regents -Northern
	Arizona University COP
$600,000	5.000%, 09/01/27	A2/A/NR	$707,310
500,000	5.000%, 09/01/28	A2/A/NR	584,840
1,000,000	5.000%, 09/01/29	A2/A/NR	1,168,370
	Arizona State Lottery Bonds
3,000,000	5.000%, 07/01/28 AGMC Insured	A1/AA/NR	3,381,480
	Cave Creek COP
275,000	5.750%, 07/01/19	NR/AA/NR	278,487
	Mohave Co. Industrial Development
	Authority Correctional Facilities
1,000,000	8.000%, 05/01/25	NR/BBB+/NR	1,124,520
	Nogales, Arizona Municipal Development
	Authority
500,000	4.000%, 06/01/36	NR/AA/NR	533,970
	Pinal Co. Correctional Facilities
1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	1,490,668
	Pinetop Fire District COP
1,000,000	7.500%, 12/15/23	A3/NR/NR	1,032,820
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA/NR	587,245
	State of Arizona COP Department
	Administration
1,500,000	5.250%, 10/01/26 AGMC Insured	Aa3/AA/NR	1,693,785
670,000	5.250%, 10/01/28 AGMC Insured	Aa3/AA/NR	754,608
	State of Arizona COP
500,000	5.000%, 09/01/27	Aa3/AA-/NR	613,585
	Total Lease		13,951,688

	Mortgage (1.5%)
	Goodyear Community Facilities Utilities
	District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	550,640
	Merrill Ranch Community Facilities
	District #2
680,000	6.750%, 07/15/38	NR/BBB-/NR	755,725
	Scottsdale Waterfront Community
	Facilities District
530,000	6.000%, 07/15/27 144A	NR/NR/NR*	532,592

14 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Mortgage (continued)
	Scottsdale Waterfront Community
	Facilities District (continued)
$930,000	6.050%, 07/15/32 144A	NR/NR/NR*	$933,404
	Sundance Community Facilities District
655,000	5.125%, 07/15/30	A3/BBB/NR	655,400
	Verrado Community Facilities Utilities
	District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	555,235
	Vistancia Community Facilities District
540,000	5.000%, 07/15/26	A1/NR/A-	622,863
	Total Mortgage		4,605,859

	Pollution Control (2.7%)
	Apache Co. Industrial Development
	Authority, Pollution Control, Tucson
	Electric Power Co.
2,700,000	4.500%, 03/01/30	A3/BBB+/NR	2,966,679
	Coconino Co. Pollution Control, Tucson
	Electric Power Co.
2,000,000	5.125%, 10/01/32	A3/BBB+/NR	2,201,080
	Maricopa Co. Pollution Control (Southern
	California Edison Co.)
1,000,000	5.000%, 06/01/35	Aa3/A/NR	1,122,850
	Phoenix Industrial Development Authority
	Solid Waste Disposal (Vieste Project)
400,000	4.500%, 04/01/33 AMT**	NR/D/NR	134,400
	Pima Co. Industrial Development Authority,
	Pollution Control, Tucson Electric
	Power Co.
1,500,000	4.950%, 10/01/20	A3/BBB+/NR	1,687,005
	Total Pollution Control		8,112,014

	Transportation (2.9%)
	Arizona State Transportation Board Excise
	Tax Revenue (Maricopa Co. Regional
	Area Road Fund)
500,000	5.000%, 07/01/25	Aa1/AA+/NR	629,400
	Arizona Transportation Board Revenue
1,900,000	5.250%, 07/01/24	Aa2/AA/AA	2,222,221

15 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Transportation (continued)
	Arizona Transportation Board Revenue
	(continued)
$550,000	5.250%, 07/01/32	Aa2/AA+/NR	$653,224
3,800,000	5.000%, 07/01/33	Aa1/AAA/NR	4,578,582
	Pima Co. Regional Transportation Authority
	Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA	605,095
	Total Transportation		8,688,522

	Utility (9.8%)
	Arizona Power Authority (Hoover Dam
	Project)
3,500,000	5.250%, 10/01/16	Aa2/AA/NR	3,578,645
1,220,000	5.250%, 10/01/17	Aa2/AA/NR	1,302,069
	Central Arizona Water Conservation
	District Water Delivery (Central
	Arizona Project)
750,000	5.000%, 01/01/33	Aa2/AA+/AA	911,160
750,000	5.000%, 01/01/34	Aa2/AA+/AA	906,832
	Greater Arizona Development Authority
	Revenue
1,090,000	5.000%, 08/01/22 NPFG Insured	A1/AA-/NR	1,105,369
700,000	5.000%, 08/01/24	NR/A/NR	761,740
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	587,905
1,200,000	5.500%, 08/01/29	A1/A/NR	1,202,388
1,200,000	5.000%, 08/01/29	A1/A/NR	1,336,008
	Mesa Utility System
250,000	4.000%, 07/01/32†††	Aa2/AA-/NR	275,128
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,410,674
	Pinal Co. Electrical District No. 3, Electrical
	System Revenue Refunding
250,000	5.250%, 07/01/36	NR/A/NR	289,000
	Salt River Project Agricultural Improvement
	and Power Revenue
1,500,000	5.000%, 12/01/28	Aa1/AA/NR	1,789,905
4,000,000	5.000%, 12/01/31	Aa1/AA/NR	4,791,560
1,975,000	5.000%, 01/01/33	Aa1/AA/NR	2,111,532
1,105,000	5.000%, 12/01/36	Aa1/AA/NR	1,321,790

16 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Utility (continued)
	Salt River Project Agricultural Improvement
	and Power Revenue (continued)
$1,000,000	5.000%, 12/01/45	Aa1/AA/NR	$1,175,670
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	Baa1/BBB+/NR	3,692,070
	Total Utility		29,549,445

	Water/Sewer (5.5%)
	Cottonwood Water Revenue System
260,000	5.000%, 07/01/30 Syncora Guarantee, Inc.
	Insured	Baa2/BBB+/NR	261,661
	Gilbert Water Resource Municipal
	Property Corp.
2,000,000	5.000%, 10/01/29 NPFG Insured	A3/AA+/AA	2,119,460
	Glendale Water & Sewer Revenue
2,000,000	5.000%, 07/01/28	A1/AA/NR	2,463,940
500,000	5.000%, 07/01/28	A1/AA/NR	590,770
	Goodyear Water and Sewer Revenue
1,750,000	5.375%, 07/01/30	A2/AA-/NR	2,019,658
635,000	5.250%, 07/01/31 AGMC Insured	A2/AA/NR	741,959
	Lake Havasu City Wastewater System
	Revenue
1,075,000	5.000%, 07/01/33 AGMC Insured	Aa3/AA/NR	1,292,494
1,000,000	5.000%, 07/01/43 AGMC Insured	A2/AA/NR	1,162,050
	Phoenix Civic Improvement Corp.
	Wastewater Revenue
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,932,450
500,000	5.000%, 07/01/37 NPFG Insured	Aa2/AA+/NR	523,160
	Pima Co. Sewer Revenue System
2,000,000	5.000%, 07/01/26	NR/AA-/AA-	2,349,160
	Tucson Water Revenue System
1,000,000	5.000%, 07/01/32	Aa2/AA/AA	1,213,340
	Total Water/Sewer		16,670,102
	Total Revenue Bonds		185,583,220

17 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal	Pre-Refunded\	and Fitch
Amount	Escrowed to Maturity Bonds (16.0%)††	(unaudited)	Value

	Pre-Refunded General Obligation Bonds (3.1%)

	City (0.3%)
	Tempe, Arizona
$1,000,000	4.500%, 07/01/24	Aa1/AAA/AAA	$1,048,060

	School District (2.8%)
	Coconino & Yavapai Counties Joint Unified
	School District No. 9 Sedona
1,000,000	5.375%, 07/01/28	Aa2/A+/NR	1,141,830
	Gila Co. Unified School District No. 10
	(Payson)
400,000	5.250%, 07/01/27 AMBAC Insured	Aa3/NR/NR	422,664
1,000,000	5.750%, 07/01/28	Aa3/NR/NR	1,109,840
	Maricopa Co. Unified School District No. 89
	(Dysart)
1,300,000	5.000%, 07/01/25 Syncora Guarantee, Inc.
	Insured	NR/A+/NR	1,314,092
1,500,000	6.000%, 07/01/28	NR/A+/NR	1,671,285
	Maricopa Co. Unified School District
	No. 95 (Queen Creek)
500,000	5.000%, 07/01/27 AGMC Insured	Aa3/NR/NR	546,615
	Pinal Co. High School District No. 82
	(Casa Grande)
640,000	5.000%, 07/01/24	NR/A+/NR	698,918
	Pinal Co. Unified School District No. 1
	(Florence)
1,500,000	5.000%, 07/01/27 NPFG/FGIC Insured	A3/AA-/NR	1,580,370
	Total School District		8,485,614
	Total Pre-Refunded General
	Obligation Bonds		9,533,674

18 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal	Pre-Refunded\ Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Pre-Refunded\Escrowed to Maturity
	Revenue Bonds (12.9%)

	Excise Tax (2.3%)
	Rio Nuevo Facilities District (Tucson)
$1,500,000	6.500%, 07/15/24 AGC Insured	A2/AA/BBB	$1,692,945
	Scottsdale Municipal Property Corp.
3,000,000	4.500%, 07/01/20 AMBAC Insured	Aa1/AAA/AAA	3,142,260
	Scottsdale Municipal Property Corp.
	Water & Sewer Project
2,000,000	5.000%, 07/01/28	Aa1/AAA/AAA	2,188,820
	Total Excise Tax		7,024,025

	Higher Education (0.7%)
	Cochise Co. Community College District
1,825,000	5.125%, 07/01/28 AGC Insured	A2/NR/NR	2,000,200

	Hospital (2.0%)
	Maricopa Co. Hospital Revenue (Sun Health)
1,500,000	5.000%, 04/01/25	NR/NR/NR*	1,796,700
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,670,232
	University Medical Center Hospital Revenue
910,000	6.500%, 07/01/39	NR/NR/NR*	1,068,458
500,000	6.000%, 07/01/39	NR/NR/NR*	616,065
	Total Hospital		6,151,455

	Lease (2.3%)
	Arizona School Facilities Board COP
1,000,000	5.125%, 09/01/21 AGC Insured	Aa3/AA/NR	1,102,330
3,000,000	5.500%, 09/01/23	Aa3/AA-/NR	3,333,720
	State of Arizona COP
2,000,000	5.000%, 09/01/26 AGMC Insured	Aa3/AA/NR	2,158,520
	Willcox Municipal Property Corp.
295,000	4.625%, 07/01/21	NR/A+/NR	297,850
	Total Lease		6,892,420

19 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
Principal	Pre-Refunded\ Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Mortgage (1.4%)
	Maricopa Co. Industrial Development
	Authority Multi-Family Mortgage
	Revenue (National Health Project)
$580,000	5.500%, 01/01/18 AGMC Insured ETM A2/AA/NR		$605,149
	Maricopa Co. Industrial Development
	Authority Single Family Mortgage
	Revenue
3,715,000	zero coupon, 12/31/16 ETM	Aaa/AA+/NR	3,696,128
	Total Mortgage		4,301,277

	Transportation (1.5%)
	Arizona Transportation Board Revenue
2,550,000	5.000%, 07/01/28	Aa1/AAA/NR	2,787,736
1,500,000	5.000%, 07/01/33	Aa1/AAA/NR	1,639,845
	Total Transportation		4,427,581

	Utilty (1.3%)
	Arizona Water Infrastructure Finance
	Authority
3,500,000	5.000%, 10/01/28	Aaa/AAA/NR	3,854,235

	Water/Sewer (1.4%)
	Glendale Water & Sewer Revenue
1,670,000	4.750%, 07/01/24 AGMC Insured	A1/AA/NR	1,785,781
	Yuma Municipal Property Corp. Utility
	System Revenue
700,000	5.000%, 07/01/21 Syncora Guarantee, Inc.
	Insured	A1/AA-/AA-	736,610
500,000	5.000%, 07/01/22 Syncora Guarantee, Inc.
	Insured	A1/A+/AA-	526,790
1,000,000	5.000%, 07/01/24 Syncora Guarantee, Inc.
	Insured	A1/A+/AA-	1,053,580
	Total Water/Sewer		4,102,761
	Total Pre-Refunded\ Escrowed to
	Maturity Revenue Bonds		38,753,954
	Total Pre-Refunded\ Escrowed to
	Maturity Bonds		48,287,628
	Total Municipal Bonds
	(cost $272,455,411)		293,361,641

20 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

		Rating
		Moody’s, S&P
		and Fitch
Shares	Short-Term Investment (2.0%)	(unaudited)	Value
5,918,672	Dreyfus Tax Exempt Cash Management,
	Institutional Shares, 0.06%***
	(cost $5,918,672)	NR/Aaa/NR	$5,918,672

	Total Investments
	(cost $278,374,083-note 4)	99.2%	299,280,313
	Other assets less liabilities	0.8	2,421,012
	Net Assets	100.0%	$301,701,325

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	6.6%
Pre-refunded bonds/ETM Bonds ††	16.5
Aa of Moody’s or AA of S&P or Fitch	50.4
A of Moody’s or S&P or Fitch	20.7
Baa of Moody’s or BBB of S&P or Fitch	4.8
D of S&P	0.1
Not Rated*	0.9
100.0%

PORTFOLIO ABBREVIATIONS
ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMAC - Build America Mutual Assurance Co.
BHAC - Berkshire Hathaway Assurance Corp.
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

21 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2016

*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	Illiquid security: This security represents 0.1% of net assets. Security is in default.

***	The rate is an annualized seven day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††
Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity Bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Security purchased on a delayed delivery or when issued basis.

Note: 144A – Private placement subject to SEC Rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

22 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016

ASSETS
Investments at value (cost $278,374,083)	$299,280,313
Interest receivable	3,394,501
Receivable for Fund shares sold	637,416
Receivable for investment securities sold	66,590
Other assets	36,648
Total assets	303,415,468
LIABILITIES
Payable for investment securities purchased	1,263,756
Payable for Fund shares redeemed	177,573
Management fee payable	101,040
Dividends payable	84,394
Distribution and service fees payable	1,969
Accrued expenses	85,411
Total liabilities	1,714,143
NET ASSETS	$301,701,325

Net Assets consist of:
Capital Stock - Authorized an unlimited number of
shares, par value $0.01 per share	$275,362
Additional paid-in capital	279,067,768
Net unrealized appreciation on investments (note 4)	20,906,230
Accumulated net realized gain on investments	388,900
Undistributed net investment income	1,063,065
	$301,701,325

CLASS A
Net Assets	$242,036,451
Capital shares outstanding	22,095,450
Net asset value and redemption price per share	$10.95
Maximum offering price per share (100/96 of $10.95)	$11.41

CLASS C
Net Assets	$18,352,387
Capital shares outstanding	1,675,707
Net asset value and offering price per share	$10.95
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$10.95	*

CLASS Y
Net Assets	$41,312,487
Capital shares outstanding	3,765,066
Net asset value, offering and redemption price per share	$10.97

See accompanying notes to financial statements.

23 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2016

Investment Income:

Interest income		$11,566,247

Expenses:

Management fee (note 3)	$1,138,986
Distribution and service fees (note 3)	526,220
Transfer and shareholder servicing agent fees	116,250
Trustees’ fees and expenses (note 8)	116,048
Legal fees	76,138
Shareholders’ reports	25,118
Auditing and tax fees	21,801
Registration fees and dues	20,190
Custodian fees (note 6)	15,392
Insurance	13,981
Chief compliance officer services (note 3)	7,445
Miscellaneous	42,271
Total expenses		2,119,840
Net investment income		9,446,407

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	414,127
Change in unrealized appreciation on
investments	(788,850)

Net realized and unrealized gain (loss) on
investments		(374,723)
Net change in net assets resulting from
operations		$9,071,684

See accompanying notes to financial statements.

24 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015

OPERATIONS:
Net investment income	$9,446,407	$9,415,133
Net realized gain (loss) from
securities transactions	414,127	1,043,154
Change in unrealized
appreciation on investments	(788,850)	7,696,825
Change in net assets resulting
from operations	9,071,684	18,155,112

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(7,510,140)	(8,048,585)
Net realized gain on investments	(468,730)	––
Class C Shares:
Net investment income	(425,741)	(441,887)
Net realized gain on investments	(35,574)	––
Class Y Shares:
Net investment income	(1,154,185)	(852,666)
Net realized gain on investments	(77,892)	––
Change in net assets from
distributions	(9,672,262)	(9,343,138)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	46,981,416	27,897,163
Reinvested dividends and
distributions	7,909,123	7,188,132
Cost of shares redeemed	(31,848,006)	(30,614,326)
Change in net assets from
capital share transactions	23,042,533	4,470,969

Change in net assets	22,441,955	13,282,943

NET ASSETS:
Beginning of period	279,259,370	265,976,427

End of period*	$301,701,325	$279,259,370

*Includes undistributed net investment income of:	$1,063,065	$706,724

See accompanying notes to financial statements.

25 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2016

1. Organization

Aquila Tax-Free Trust of Arizona (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

26 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2016:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices - Short-Term Investment	$5,918,672
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	293,361,641
Level 3 – Significant Unobservable Inputs	—
Total	$299,280,313

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

27 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Management has reviewed the tax positions for each of the open tax years (2013–2015) or expected to be taken in the Fund’s 2016 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, there were no items identified that have been reclassified among components of net assets.

i)
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)
In May 2015, FASB issued Accounting Standards Update (“ASU”) N0. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Trust’s financial statements and related disclosures.

3. Fees and Related Party Transactions

a) Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

28 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

Effective March 1, 2016, Aquila Distributors, Inc. merged its assets, liabilities and operations with and into Aquila Distributors LLC, which at such time, became the principal underwriter of the Trust. There was no change in control or management, no automatic assignment or termination of agreements, and no change in the capitalization, operations, business or business plans as a result of the merger (individually and collectively both firms shall be referred to as the “Distributor”).

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by the Distributor including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2016, distribution fees on Class A Shares amounted to $347,460, of which the Distributor retained $24,214.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2016, amounted to $134,070. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2016, these payments amounted to $44,690. The total of these payments with respect to Class C Shares amounted to $178,760, of which the Distributor retained $42,578.

29 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2016, total commissions on sales of Class A Shares amounted to $310,837, of which the Distributor received $63,140.

4. Purchases and Sales of Securities

During the year ended March 31, 2016, purchases of securities and proceeds from the sales of securities aggregated $47,108,486 and $28,845,550, respectively.

At March 31, 2016, the aggregate tax cost for all securities was $277,523,032. At March 31, 2016, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $22,118,435 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $361,154 for a net unrealized appreciation of $21,757,281.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2016, the Fund had all of its assets invested in the securities of Arizona issuers.

6. Expenses

The Fund negotiated an expense offset arrangement with its prior custodian wherein it received credit toward the reduction of custodian fees and other Fund expenses whenever there were uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

30 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	2,203,807	$24,006,382	$1,261,894	13,749,097
Reinvested dividends and
distributions	601,856	6,547,939	572,232	6,233,618
Cost of shares redeemed	(2,048,997)	(22,286,916)	(2,075,139)	(22,576,469)
Net change	756,666	8,267,405	(241,013)	(2,593,754)
Class C Shares:
Proceeds from shares sold	434,763	4,729,665	367,971	4,008,775
Reinvested dividends and
distributions	37,177	404,309	36,371	396,072
Cost of shares redeemed	(408,504)	(4,439,895)	(333,932)	(3,630,435)
Net change	63,436	694,079	70,410	774,412
Class Y Shares:
Proceeds from shares sold	1,674,677	18,245,369	930,007	10,139,291
Reinvested dividends and
distributions	87,751	956,875	51,073	558,442
Cost of shares redeemed	(468,711)	(5,121,195)	(403,827)	(4,407,422)
Net change	1,293,717	14,081,049	577,253	6,290,311
Total transactions in Fund
shares	2,113,819	$23,042,533	$406,650	4,470,969

31 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF
ARIZONA NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

8. Trustees’ Fees and Expenses

For the year ended March 31, 2016, there were 11 Trustees, one of whom is affiliated with the Manager and is not paid any fees, and two of whom retired and were not replaced as of the close of the fiscal year. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2016 was $90,293. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2016, such meeting-related expenses amounted to $25,755.

9. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

32 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2016

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2016	March 31, 2015
Net tax-exempt income	$9,000,717	$9,294,735
Ordinary Income	89,349	48,403
Long-term capital gains	582,196	–
	$9,672,262	$9,343,138

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$271,388
Undistributed net realized gain on investments	413,920
Unrealized appreciation	21,757,281
Other temporary differences	(84,394)
$22,358,195

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the amortization of discount securities.

33 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
							Year Ended
	Year	Year	Year		Nine Months		June 30
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$10.98	$10.63	$10.97		$10.92		$10.37	$10.50
Income from investment operations:
Net investment income(1)	0.37	0.38	0.38		0.29		0.41	0.42
Net gain (loss) on securities (both
realized and unrealized)	(0.03)	0.35	(0.34)		0.05		0.54	(0.13)
Total from investment operations	0.34	0.73	0.04		0.34		0.95	0.29
Less distributions (note 10):
Dividends from net investment income	(0.35)	(0.38)	(0.37)		(0.29)		(0.40)	(0.42)
Distributions from capital gains	(0.02)	–	(0.01)		–		–	–
Total distributions	(0.37)	(0.38)	(0.38)		(0.29)		(0.40)	(0.42)
Net asset value, end of period	$10.95	$10.98	$10.63		$10.97		$10.92	$10.37
Total return(not reflecting sales charge)	3.20%	6.92%	0.49%		3.08	%(3)	9.29%	2.80%
Ratios/supplemental data
Net assets, end of period (in millions)	$242	$234	$229		$265		$274	$260
Ratio of expenses to average net assets	0.71%	0.73%	0.78	%(5)(6)	0.73	%(4)	0.73%	0.73%
Ratio of net investment income to
average net assets	3.36%	3.49%	3.59	%(5)(6)	3.50	%(4)	3.78%	4.07%
Portfolio turnover rate	10%	14%	10%		8	%(3)	17%	12%

Expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.71%	0.73%	0.78	%(5)	0.73	%(4)	0.73%	0.73%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.64%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

34 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
							Year Ended
	Year	Year	Year		Nine Months		June 30
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$10.98	$10.63	$10.97		$10.92		$10.37	$10.50
Income from investment operations:
Net investment income(1)	0.28	0.29	0.29		0.22		0.31	0.33
Net gain (loss) on securities (both
realized and unrealized)	(0.03)	0.34	(0.34)		0.05		0.55	(0.13)
Total from investment operations	0.25	0.63	(0.05)		0.27		0.86	0.20
Less distributions (note 10):
Dividends from net investment income	(0.26)	(0.28)	(0.28)		(0.22)		(0.31)	(0.33)
Distributions from capital gains	(0.02)	–	(0.01)		–		–	–
Total distributions	(0.28)	(0.28)	(0.29)		(0.22)		(0.31)	(0.33)
Net asset value, end of period	$10.95	$10.98	$10.63		$10.97		$10.92	$10.37
Total return(not reflecting CDSC)	2.34%	6.02%	(0.36)%		2.43	%(3)	8.36%	1.93%
Ratios/supplemental data
Net assets, end of period (in millions)	$18	$18	$16		$24		$21	$15
Ratio of expenses to average net assets	1.56%	1.58%	1.63	%(5)(6)	1.57	%(4)	1.58%	1.57%
Ratio of net investment income to
average net assets	2.51%	2.63%	2.74	%(5)(6)	2.64	%(4)	2.91%	3.21%
Portfolio turnover rate	10%	14%	10%		8	%(3)	17%	12%

Expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.56%	1.58%	1.63	%(5)	1.57	%(4)	1.58%	1.57%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.58% and 2.79%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

35 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
							Year Ended
	Year	Year	Year		Nine Months		June 30
	Ended 3/31/16	Ended 3/31/15	Ended 3/31/14		Ended 3/31/13†		2012	2011
Net asset value, beginning of period	$11.00	$10.65	$10.99		$10.94		$10.39	$10.52
Income from investment operations:
Net investment income(1)	0.38	0.40	0.40		0.30		0.42	0.44
Net gain (loss) on securities (both
realized and unrealized)	(0.02)	0.34	(0.34)		0.05		0.55	(0.14)
Total from investment operations	0.36	0.74	0.06		0.35		0.97	0.30
Less distributions (note 10):
Dividends from net investment income	(0.37)	(0.39)	(0.39)		(0.30)		(0.42)	(0.43)
Distributions from capital gains	(0.02)	–	(0.01)		–		–	–
Total distributions	(0.39)	(0.39)	(0.40)		(0.30)		(0.42)	(0.43)
Net asset value, end of period	$10.97	$11.00	$10.65		$10.99		$10.94	$10.39
Total return	3.38%	7.07%	0.64%		3.20	%(3)	9.44%	2.95%
Ratios/supplemental data
Net assets, end of period (in millions)	$41	$27	$20		$24		$16	$11
Ratio of expenses to average net assets	0.56%	0.58%	0.63	%(5)(6)	0.58	%(4)	0.58%	0.58%
Ratio of net investment income to
average net assets	3.49%	3.63%	3.74	%(5)(6)	3.64	%(4)	3.92%	4.22%
Portfolio turnover rate	10%	14%	10%		8	%(3)	17%	12%

Expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.56%	0.58%	0.63	%(5)	0.58	%(4)	0.58%	0.58%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.58% and 3.79%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

36 | Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1)
and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; NAU Foundation Board, Chairman of Investment Committee for the past five years; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation

37 | Aquila Tax-Free Trust of Arizona

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Lowis & Gellen since December 2015; Partner, Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

38 | Aquila Tax-Free Trust of Arizona

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

39 | Aquila Tax-Free Trust of Arizona

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None
_____________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

40 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013); Aquila Funds Trust (since 2013); Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010); Aquila Three Peaks High Income Fund (since 2006); Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010); Aquila Three Peaks Opportunity Growth Fund (2004-2013); and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

41 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona since 1986, Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, (since 2011), and Tax-Free Fund For Utah, (since 2009)

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

42 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013; Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

43 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

44 | Aquila Tax-Free Trust of Arizona

____________________
(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

45 | Aquila Tax-Free Trust of Arizona

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (“12b-1”) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below is based on an investment of $1,000 invested on October 1, 2015 and held for the six months ended March 31, 2016.

Actual Expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2016

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.52%	$1,000.00	$1,025.20	$3.59
Class C	2.09%	$1,000.00	$1,020.90	$7.88
Class Y	2.60%	$1,000.00	$1,026.00	$2.84

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.71%, 1.56% and 0.56% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

46 | Aquila Tax-Free Trust of Arizona

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.45	$3.59
Class C	5.00%	$1,000.00	$1,017. 20	$7.87
Class Y	5.00%	$1,000.00	$1,022. 20	$2.83

(1)
Expenses are equal to the annualized expense ratio of 0.71%, 1.56% and 0.56% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

47 | Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Fund publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2015, the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2016, $9,000,717 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 93% of total dividends paid, were exempt-interest dividends, and $582,196 of dividends paid by the Fund constituting 6% of total dividends paid were capital gains: and the balance was ordinary income.

Prior to February 15, 2017, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2016 calendar year.

48 | Aquila Tax-Free Trust of Arizona

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Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President
and Secretary
Todd W. Curtis, Senior Vice President and
Portfolio Manager
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Craig T. DiRuzzo, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Distributor
AQUILA DISTRIBUTORS LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
BNY MELLON
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of March 31, 2016 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

a)(1)(i) The Registrant's board of trustees has determined that Mr. Thomas Christopher and Mr. Glenn O’Flaherty, both members of its audit committee, are audit committee financial experts.  Mr. Christopher and Mr. O’Flaherty are 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were as follows:

	2015	2016
Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$17,400	$17,800
Aquila Narrangansett Tax-Free Income Fund	$17,400	$17,700
Aquila Tax-Free Fund For Utah	$18,900	$19,400
Aquila Tax-Free Fund of Colorado	$18,000	$18,500
Aquila Tax-Free Trust of Arizona	$17,900	$18,300

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$3,500	$3,500
Aquila Narrangansett Tax-Free Income Fund	$3,500	$3,500
Aquila Tax-Free Fund For Utah	$3,500	$3,500
Aquila Tax-Free Fund of Colorado	$3,500	$3,500
Aquila Tax-Free Trust of Arizona	$3,500	$3,500

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President June 9, 2016

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Vice Chair, Trustee and President June 9, 2016

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer June 9, 2016

AQUILA MUNICIPAL TRUST

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.